UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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1847 GOEDEKER INC.

(Name of Registrant as Specified In Its Charter)

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1847 GOEDEKER INC.

13850 Manchester Rd.

Ballwin, MO 63011

Notice of Action Taken Pursuant to Written Consent of Stockholders

Dear Stockholder:

The accompanying information statement is furnished to holders of shares of common stock of 1847 Goedeker Inc. (“we,” “us,” “our” or “our company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with an approval by written consent of the holders of our common stock.

On October 20, 2020, we entered into a securities purchase agreement, which was amended on December 2, 2020 and April 6, 2021 (as amended, the “purchase agreement”), to acquire the following five household appliances companies through our newly formed wholly owned subsidiary Appliances Connection Inc., a Delaware corporation (“ACI”): (1) 1 Stop Electronics Center, Inc., a New York corporation; (2) Gold Coast Appliances, Inc., a New York corporation; (3) Superior Deals Inc., a New York corporation; (4) Joe’s Appliances LLC, a New York limited liability company; and (5) YF Logistics LLC, a New Jersey limited liability company (collectively, “Appliances Connection”).

Pursuant to the purchase agreement, ACI agreed to acquire all of the issued and outstanding capital stock or other equity securities of Appliances Connection for an aggregate purchase price of $210,000,000, subject to adjustment. The purchase price consists of (i) $168,000,000 in cash, (ii) 1,222,239 shares of our common stock and 1,111,094 shares of our series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of our series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of our shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the acquisition; provided, that if we have obtained stockholder approval prior to closing, then we will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock. We refer to this proposed acquisition of Appliances Connection as the “proposed acquisition.”

Our common stock is listed on NYSE American under the ticker symbol “GOED.” As a result, we are subject to Section 712 of the NYSE American Company Guide, pursuant to which stockholder approval is required prior to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. If all shares of common stock are issued to the sellers of Appliances Connection as contemplated by the purchase agreement, including upon conversion of any shares of series A preferred stock or series A-1 preferred stock that are issued, this would result in an increase of more than 20% of our outstanding common stock. Accordingly, our stockholders approved, pursuant to a written consent, the issuance of all shares of common stock contemplated by the purchase agreement, including all shares of common stock upon the conversion of any shares of series A preferred stock and series A-1 preferred stock that may be issued in accordance with the terms of the purchase agreement (the “stock issuance”).

In addition to the stock issuance, stockholders also approved an increase in the number of shares available for issuance under the 1847 Goedeker Inc. 2020 Equity Incentive Plan from 555,000 shares of common stock to 1,000,000 shares of common stock (the “plan increase”).

Our board of directors approved the stock issuance and the plan increase and recommended that our stockholders approve them as well. In connection with the adoption of these matters, our board of directors elected to seek the written consent of the holders of a majority of our outstanding common stock in order to reduce associated costs and implement the proposals in a timely manner.

This notice and the accompanying information statement are being furnished to you to inform you that the stock issuance and the plan increase have been approved by stockholders. The board of directors is not soliciting your proxy in connection with these matters and proxies are not requested from stockholders.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, stockholder approval of the stock issuance and the plan increase will not become effective until 20 calendar days following the date on which the information statement is first mailed to our stockholders. You are urged to read the information statement in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Robert D. Barry
Robert D. Barry
Secretary

[    ], 2021

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED

TO STOCKHOLDERS ON OR ABOUT [    ], 2021

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

1847 GOEDEKER INC.

13850 Manchester Rd.

Ballwin, MO 63011

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is first being mailed on or about [    ], 2021 to the holders of record of the outstanding common stock, $0.0001 par value per share, of 1847 Goedeker Inc., a Delaware corporation (“we,” “us,” “our,” “our company” or “Goedeker”), as of the close of business on April 9, 2021, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information statement relates to a written consent in lieu of a meeting, dated April 9, 2021, of stockholders owning at least a majority of the outstanding shares of our common stock (the “written consent”).

On October 20, 2020, we entered into a securities purchase agreement, which was amended on December 2, 2020 and April 6, 2021 (as amended, the “purchase agreement”), to acquire the following five household appliances companies through our newly formed wholly owned subsidiary Appliances Connection Inc., a Delaware corporation (“ACI”): (1) 1 Stop Electronics Center, Inc,, a New York corporation (“1 Stop”); (2) Gold Coast Appliances, Inc., a New York corporation (“Gold Coast”); (3) Superior Deals Inc., a New York corporation (“Superior Deals”); (4) Joe’s Appliances LLC, a New York limited liability company (“Joe’s Appliances”); and (5) YF Logistics LLC, a New Jersey limited liability company (“YF Logistics” and together with 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, “Appliances Connection”).

Pursuant to the purchase agreement, ACI agreed to acquire all of the issued and outstanding capital stock or other equity securities of Appliances Connection for an aggregate purchase price of $210,000,000, subject to adjustment. The purchase price consists of (i) $168,000,000 in cash, (ii) 1,222,239 shares of our common stock and 1,111,094 shares of our series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of our series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of our shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the acquisition; provided, that if we have obtained stockholder approval prior to closing, then we will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock. We refer to this proposed acquisition of Appliances Connection as the “proposed acquisition.” References to the “combined company” in this information statement are to Goedeker after the consummation the proposed acquisition.

Our common stock is listed on NYSE American under the ticker symbol “GOED.” As a result, we are subject to Section 712 of the NYSE American Company Guide, pursuant to which stockholder approval is required prior to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. If all shares of common stock are issued to the sellers of Appliances Connection as contemplated by the purchase agreement, including upon conversion of any shares of series A preferred stock or series A-1 preferred stock that are issued, this would result in an increase of more than 20% of our outstanding common stock. Accordingly, our stockholders approved, pursuant to a written consent, the issuance of all shares of common stock contemplated by the purchase agreement, including all shares of common stock upon the conversion of any shares of series A preferred stock and series A-1 preferred stock that may be issued in accordance with the terms of the purchase agreement (the “stock issuance”).

In addition to the stock issuance, the written consent also approved an increase in the number of shares available for issuance under the 1847 Goedeker Inc. 2020 Equity Incentive Plan (the “Plan”) from 555,000 shares of common stock to 1,000,000 shares of common stock (the “plan increase”).

Our board of directors approved the stock issuance and the plan increase and recommended that our stockholders approve them as well. In connection with the adoption of these matters, our board of directors elected to seek the written consent of the holders of a majority of our outstanding common stock in order to reduce associated costs and implement the proposals in a timely manner.

The written consent is sufficient under the General Corporation Law of the State of Delaware (the “DGCL”), our amended and restated certificate of incorporation and our bylaws to approve the stock issuance and the plan increase.  Accordingly, the stock issuance and the plan increase will not be submitted to the other stockholders of our company for a vote, and this information statement is being furnished to such other stockholders to provide them with certain information concerning the written consent in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, stockholder approval of the stock issuance and the plan increase will not become effective until 20 calendar days following the date on which this information statement is first mailed to our stockholders.

i

SUMMARY TERM SHEET

This summary term sheet summarizes certain information regarding the proposed acquisition, but does not contain all of the information that may be important to you. You should carefully read this entire information statement, including the attached Annexes, for a more complete understanding of the proposed acquisition.

●	Our company operates a technology-driven e-commerce platform for appliances and furniture, offering a combination of selection, service and value we believe to be unmatched in the $22.9 billion United States household major appliance industry. Since our founding in 1951, we have evolved from a local brick and mortar operation serving the St. Louis metro area to a nationwide omni-channel retailer offering over 141,000 stock-keeping units (“SKUs”) across all major appliance brands with competitive pricing. Our relentless focus on customer experience encompasses our easy to navigate websites, highly trained call center representatives and sophisticated fulfillment ecosystem. For more information about our company, please see the sections entitled “Information About Goedeker” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Goedeker.”

●	Headquartered in Brooklyn, New York and founded in 1998, Appliances Connection is one of the leading retailers of household appliances with a 200,000 square foot warehouse in Hamilton, New Jersey and a 23,000 square foot showroom in Brooklyn, New York. In addition to selling appliances, it also sells furniture, fitness equipment, plumbing fixtures, televisions, outdoor appliances, and patio furniture, as well as commercial appliances for builder and business clients. It also provides appliance installation services and old appliance removal services. Appliances Connection serves retail customers, builders, architects, interior designers, restaurants, schools and other large corporations. It ships to 48 states in the Continental United States and offers nearly 300,000 products, from luxury brands like Viking, Miele, Thermador, Sub-Zero, Wolf, Forte, Ilve, and Bosch, to household favorites like GE, LG, Frigidaire and Whirlpool. For more information about Appliances Connection, please see the sections entitled “Information About Appliances Connection” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Appliances Connection.”

●	On October 20, 2020, we entered into the purchase agreement, which was amended on December 2, 2020 and April 6, 2021, to acquire Appliances Connection for an aggregate purchase price of $210,000,000, subject to adjustment. The purchase price consists of (i) $168,000,000 in cash, (ii) 1,222,239 shares of our common stock and 1,111,094 shares of our series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of our series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of our shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the proposed acquisition; provided, that if we have obtained stockholder approval prior to closing, then we will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock. For more information about the proposed acquisition, please see the section entitled “The Proposed Acquisition and Stock Issuance.”

●	Our management and board considered various factors in determining whether to approve and adopt the purchase agreement and the transactions contemplated thereby, including the proposed acquisition. The board’s reasons for approving the Acquisition are described in the section entitled “The Proposed Acquisition and Stock Issuance—Reasons for the Proposed Acquisition.”

●	Unless waived by the parties to the purchase agreement, and subject to applicable law, the closing of the proposed acquisition is subject to a number of conditions set forth in the purchase agreement, including, among others, the receipt of all authorizations, consents, permits, licenses or approvals of all governmental authorities or other third parties; the expiration or termination of any waiting period applicable to the consummation of the transaction under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); the absence of any temporary, preliminary or permanent restraining order preventing the consummation of the proposed acquisition; the release of any security interests related to Appliances Connection; the execution of new leases for properties leased by 1 Stop, Gold Coast and Joe’s Appliances; the execution of certain employment agreements between certain officers of Appliances Connection and ACI; the receipt of an opinion of the sellers’ counsel; and the receipt of documents required for the transfer of the securities of Appliances Connection to ACI. For more information about the closing conditions to the proposed acquisition, please see the section entitled “The Proposed Acquisition and Stock Issuance—The Purchase Agreement—Conditions to Closing.”

●	The purchase agreement may be terminated at any time prior to the consummation of the proposed acquisition upon agreement of the parties thereto, or by our company or Appliances Connection and the sellers in specified circumstances. For more information about the termination rights under the purchase agreement, please see the section entitled “The Proposed Acquisition and Stock Issuance—The Purchase Agreement—Termination.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts are forward-looking statements. The forward-looking statements are contained principally in, but not limited to, the sections entitled “Summary Term Sheet,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Goedeker,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Appliances Connection,” “Information About Goedeker” and “Information About Appliances Connection.” These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

●	our ability to consummate the proposed acquisition;

●	the synergies that we expect to experience resulting from the proposed acquisition;

●	our ability to successfully integrate Appliances Connection’s business with our existing business;

●	the impact of the COVID-19 pandemic on our operations and financial condition;

●	our goals and strategies;

●	our future business development, financial condition and results of operations;

●	expected changes in our revenue, costs or expenditures;

●	growth of and competition trends in our industry;

●	our expectations regarding demand for, and market acceptance of, our products;

●	our expectations regarding our relationships with investors, institutional funding partners and other parties we collaborate with;

●	fluctuations in general economic and business conditions in the markets in which we operate; and

●	relevant government policies and regulations relating to our industry.

In some cases, you can identify forward-looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this information statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this information statement and the documents that we reference in this information statement and have attached to this information statement with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

The forward-looking statements made in this information statement relate only to events or information as of the date on which the statements are made in this information statement. Although we have ongoing disclosure obligations under United States federal securities laws, we do not intend to update or otherwise revise the forward-looking statements in this information statement, whether as a result of new information, future events or otherwise.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

On April 9, 2021, our board of directors unanimously adopted resolutions approving the stock issuance and the plan increase and recommended that our stockholders approve it. In connection with the adoption of these resolutions, our board of directors elected to seek the written consent of stockholders in order to reduce associated costs and implement the stock issuance and the plan increase in a timely manner. On April 9, 2021, the following stockholders (the “majority stockholders”) executed and delivered the written consent to us:

Name of Stockholder	Number of Shares
Ellery W. Roberts	1,375,597
Edward J. Tobin	960,680
Leonite Capital LLC	503,369
Louis A. Bevilacqua	298,427
TOTAL	3,138,073

Pursuant to our amended and restated certificate of incorporation and bylaws, any action which may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing or by electronic transmission setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Pursuant to the DGCL and our amended and restated certificate of incorporation and bylaws, approval of the stock issuance and the plan increase at a meeting would require the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote. Holders of shares of our common stock are entitled to one (1) vote per share. As of the record date, April 9, 2021, there were 6,111,200 shares of common stock issued and outstanding, of which 3,138,073 shares, or 51.35%, were held by the majority stockholders.

Accordingly, we have obtained all necessary corporate approvals in connection with the stock issuance and the plan increase. We are not seeking written consent from any other stockholder, and other stockholders will not be given an opportunity to vote with respect to the stock issuance or the plan increase. All necessary corporate approvals have been obtained. This information statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the action taken by the majority stockholders was by written consent, there will be no stockholders meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

THE PROPOSED ACQUISITION AND STOCK ISSUANCE

Overview

On October 20, 2020, we entered into the purchase agreement, which was amended on December 2, 2020 and April 6, 2021, to acquire Appliances Connection for an aggregate purchase price of $210,000,000, subject to adjustment, which will be payable through a combination of cash and shares of our common stock, series A preferred stock and series A-1 preferred stock. The terms of the purchase agreement are complex and only briefly summarized below. For further information, please see the full text of the purchase agreement, which is attached as Annex A hereto. The discussion herein is qualified in its entirety by reference to the purchase agreement. Please see the subsection entitled “—The Purchase Agreement” below, for additional information and a summary of certain terms of the purchase agreement. You are urged to carefully read the purchase agreement in its entirety.

The Companies

1847 Goedeker Inc.

Our company operates a technology-driven e-commerce platform for appliances and furniture, offering a combination of selection, service and value we believe to be unmatched in the $22.9 billion United States household major appliance industry. Since our founding in 1951, we have evolved from a local brick and mortar operation serving the St. Louis metro area to a nationwide omni-channel retailer offering over 141,000 SKUs across all major appliance brands with competitive pricing. Our relentless focus on customer experience encompasses our easy to navigate websites, highly trained call center representatives and sophisticated fulfillment ecosystem.

Our customers span a wide range of demographics, style and budget, which we attract with our efficient digital marketing capabilities and match with our broad product selection. We have invested considerably in our scalable logistics infrastructure, purpose built for the unique demands of the appliance market and see it as a competitive advantage, strengthening as we grow. Our tightly-integrated vendor relationships and order management tools allow us to offer our vast selection of products while holding limited inventory, contributing to strong and improving operating metrics.

Our company was incorporated in the State of Delaware on January 10, 2019 for the sole purpose of acquiring substantially all of the assets of Goedeker Television Co. (“Goedeker Television”). On April 5, 2019, we acquired substantially all of the assets of Goedeker Television. As a result of this transaction, we acquired the former business of Goedeker Television, which was established in 1951, and continue to operate this business. All discussions in this information statement regarding our business prior to the acquisition reflect the business of Goedeker Television, our predecessor company. Prior to our acquisition of substantially all of the assets of Goedeker Television, we had no operations other than operations relating to our incorporation and organization.

Our common stock is listed on NYSE American under the symbol “GOED.” Our principal executive offices are located at 13850 Manchester Rd., Ballwin, MO 63011, and our telephone number is 888-768-1710. We maintain a website at www.goedekers.com. Information available on our website is not incorporated by reference in and is not deemed a part of this information statement.

Please see “Information About Goedeker” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Goedeker” for important business and financial information regarding our company.

Appliances Connection Inc.

October 20, 2020, we formed ACI as a wholly owned subsidiary in the State of Delaware for the sole purpose of completing the proposed acquisition.

ACI is a privately-held corporation and its securities do not trade on any marketplace. The principal executive offices of ACI are located at c/o our company, 13850 Manchester Rd., Ballwin, MO 63011, and its telephone number is 888-768-1710.

Appliances Connection

Headquartered in Brooklyn, New York and founded in 1998, Appliances Connection is one of the leading retailers of household appliances with a 200,000 square foot warehouse in Hamilton, New Jersey and a 23,000 square foot showroom in Brooklyn, New York. In addition to selling appliances, it also sells furniture, fitness equipment, plumbing fixtures, televisions, outdoor appliances, and patio furniture, as well as commercial appliances for builder and business clients. It also provides appliance installation services and old appliance removal services. Appliances Connection serves retail customers, builders, architects, interior designers, restaurants, schools and other large corporations. It ships to 48 states in the Continental United States and offers nearly 300,000 products, from luxury brands like Viking, Miele, Thermador, Sub-Zero, Wolf, Forte, Ilve, and Bosch, to household favorites like GE, LG, Frigidaire and Whirlpool.

1 Stop, founded in 2000, specializes in the sale of appliances and consumer electronics, including laundry, refrigeration, and air conditioning appliances, ranges, dishwashers, plumbing fixtures, televisions and video monitors, home and office furniture, as well as home décor, fireplaces, generators and small appliances. 1 Stop operates out of its Brooklyn, New York showroom as well as through its website 1stopcamera.com.

Gold Coast, which has been in business since 2015, is primarily engaged in the retail sale of outdoor, cooking, air conditioning, refrigeration and laundry appliances and operates out of its Brooklyn, New York showroom as well as online at goldcoastappliances.com.

Joe’s Appliance, which was formed in 2018, is also primarily engaged in retail sale offerings of a comprehensive suite of major appliances, including outdoor, cooking, air conditioning, refrigeration and laundry appliances, and appliance services. Joe’s Appliances operates out if it’s Brooklyn, New York store location as well as online at its website, joesappliances.com.

Superior Deals is in the electrical appliances, television and radio sets industry, while also providing a full line of appliance accessories including power cords, hoses, connections, brackets, and water and air filters. Superior Deals has been in business since 2000, primarily serving customers in the New York metro area, as well as nationally through Appliances Connection’s retail website www.appliancesconnection.com.

YF Logistics, formed in 2014, is a full-service logistics company that fulfills customer orders for 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, utilizing its own in-house logistics team to ship, install, and service appliances and other products across the continental United States from its 200,000 square foot warehouse located in Hamilton, New Jersey.

Appliances Connection has built powerful home-grown logistics technology that can help reduce cycle time and efficiencies for the combined company’s operations. Appliances Connection will bring the relationships, network, and technology necessary to continue economies of scale for the entire business of the combined company throughout the United States e-commerce market. We intend to leverage Appliances Connection’s powerful platform to increase speed, reduce costs and increase margins across our entire business.

Please see “Information About Appliances Connection” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Appliances Connection” for important business and financial information regarding Appliances Connection.

The Purchase Agreement

This subsection of the information statement describes the material provisions of the purchase agreement, but does not purport to describe all of the terms of the purchase agreement. The following summary is qualified in its entirety by reference to the complete text of the purchase agreement, which is attached as Annex A hereto. You are urged to read the purchase agreement in its entirety because it is the primary legal document that governs the proposed acquisition.

The purchase agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the purchase agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the purchase agreement. The representations, warranties and covenants in the purchase agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Consideration

The aggregate purchase price for our acquisition of Appliances Connection is $210,000,000, subject to adjustment as described below. The purchase price consists of (i) $168,000,000 in cash, (ii) 1,222,239 shares of our common stock and 1,111,094 shares of our series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of our series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of our shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the proposed acquisition; provided, that if we have obtained stockholder approval prior to closing, then we will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock.

The purchase price is subject to a closing net working capital adjustment provision.  Under this provision, the sellers shall deliver to ACI at least one day prior to the closing of the proposed acquisition a statement setting forth their good faith estimate of the net working capital of Appliances Connection (which excludes accruals for sales tax liabilities). If such estimated net working capital exceeds a target net working capital of ($15,476,941), then within five (5) days ACI shall make a cash payment to the sellers that is equal to such excess. If such target net working capital exceeds such estimated net working capital, then either (i) if finally determined at the closing, the cash portion of the purchase price shall be decreased by such excess or (ii) within 5 days of the closing, the sellers shall make a cash payment to ACI that is equal to such excess.

The purchase price is also subject to a post-closing net working capital adjustment provision. On or before the 75th day following the closing of the proposed acquisition, ACI shall deliver to the sellers a statement setting forth its calculation of the net working capital. If such net working capital exceeds the estimated net working capital referred to above, then within five (5) days after the final determination of such net working capital ACI shall send payment by wire transfer of immediately available funds to the sellers in an amount equal to such excess. If the estimated net working capital exceeds such net working capital, then within five (5) days the sellers shall pay to ACI in cash an amount equal to such excess.

The cash portion of the purchase price will also be (i) decreased by (A) the amount of any outstanding unpaid indebtedness of Appliances Connection (other than trade debt) existing as of the closing date and (B) any transaction expenses, and (ii) increased by the amount of cash or cash equivalents held by, or on the books of, Appliances Connection as of the closing date, if any, that is in excess of $850,000.

Upon execution of the purchase agreement, ACI paid a deposit in the amount of $100,000 and upon execution of the first amendment to the purchase agreement, ACI paid an additional deposit in the amount of $75,000, all of which will be credited towards the cash portion of the purchase price at closing.

Representations, Warranties and Covenants

The purchase agreement contains customary representations, warranties and covenants, including those related to the operation of Appliances Connection’s business prior to the closing, a customary non-solicitation covenant during the period prior to closing, and a covenant that the sellers will not compete with the business of 1 Stop as of the closing date for a period of two (2) years following closing.

The purchase agreement also contains a covenant related to our obligation to obtain stockholder approval of the proposed acquisition and to file this information statement in connection therewith.

The purchase agreement also contains customary demand and “piggy-back” registration rights with respect to the shares to be issued to the sellers.

Conditions to Closing

The closing of the purchase agreement is subject to customary closing conditions, including, without limitation:

●	the receipt of all authorizations, consents, permits, licenses or approvals of all governmental authorities or other third parties;

●	the expiration or termination of any waiting period applicable to the consummation of the transaction under the HSR Act, which has been completed;

●	the absence of any temporary, preliminary or permanent restraining order preventing the consummation of the proposed acquisition;

●	the release of any security interests related to Appliances Connection;

●	the execution of new leases for properties leased by 1 Stop and Joe’s Appliances;

●	the execution of certain employment agreements between certain officers of Appliances Connection and ACI;

●	the receipt of an opinion of the sellers’ counsel; and

●	the receipt of documents required for the transfer of the securities of Appliances Connection to ACI.

In addition, ACI shall have obtained on terms and conditions reasonably satisfactory to it all of the financing necessary to pay the cash portion of the purchase price and pay related fees and expenses to consummate the proposed acquisition and provide reasonably adequate working capital for the Appliances Connection after the closing.

Other Agreements

In connection with closing of the proposed acquisition, we agreed to use commercially reasonable efforts to cause each holder of 10% or more of our voting power to enter into a voting agreement requiring such persons to vote in favor of the stock issuance. The voting agreement will also contain certain transfer restrictions for our securities owned by them.

In addition, each seller agreed to enter into a lock-up agreement which will provide that the seller may not transfer or assign or otherwise dispose of the shares that will be issued to such seller at closing for a period of 180 days after the closing, and thereafter the seller will only be permitted to sell shares at a rate of no more than one percent of our outstanding stock per quarter until the one year anniversary of the closing.

Indemnification

The purchase agreement contains mutual indemnification for breaches of representations or warranties and failure to perform covenants or obligations contained in the purchase agreement. In the case of the indemnification provided by the sellers with respect to breaches of certain non-fundamental representations and warranties, the sellers will only become liable for indemnified losses if the amount exceeds an aggregate of $2,100,000, whereupon the sellers will be liable for all losses relating back to the first dollar, provided that the liability of the sellers for breaches of certain non-fundamental representations and warranties shall not exceed $21,000,000.

Termination

The purchase agreement may be terminated as follows:

●	by mutual written consent of ACI, our company and the sellers at any time prior to the closing;

●	by either ACI and our company or the sellers if any governmental entity will have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the purchase agreement;

●	by either ACI and our company or the sellers if the closing does not occur on or before June 30, 2021; provided, that the right to terminate shall not be available to any party that has breached in any material respect its obligations under the purchase agreement in any manner that shall have caused the failure of a condition to the consummation of the proposed acquisition;

●	by ACI and our company if any seller or Appliances Connection has breached its respective representations and warranties or any covenant or other agreement to be performed by it in a manner such that the closing conditions related to such representations, warranties or covenants of such party would not be satisfied; or

●	by the sellers if ACI or our company has breached its representations and warranties or any covenant or other agreement to be performed by it in a manner such that the closing conditions related to such representations, warranties or covenants of such party would not be satisfied.

In the event that the purchase agreement is terminated in accordance with the circumstances described in the first, second or fourth bullets set forth above, the deposit referred to above shall be returned to ACI with two (2) business days. In the event that the purchase agreement is terminated by the sellers in accordance with the circumstances described in the third or fifth bullets set forth above, the sellers shall retain the deposit.

Background of the Proposed Acquisition

The following dates describing certain events are approximate.  The primary persons involved in the events and negotiations described below were Ellery W. Roberts and Douglas T. Moore, the Chairman of the Board and Chief Executive Officer our company, respectively, on behalf of our company, Albert Fouerti and Elie Fouerti, the President and Vice President, respectively, of Appliances Connection, on behalf of Appliances Connection, and Avi Geller, the Chief Investment Officer of Leonite Capital LLC, or Leonite, a principal stockholder of our company.

On August 4, 2020, Mr. Geller suggested to Mr. Roberts that we might consider an acquisition of Appliances Connection and offered to make an introduction to management of Appliances Connection. Mr. Roberts then, on August 10, 2020, informed Mr. Moore of Mr. Geller’s suggestion.

On August 12, 2020, Messrs. Roberts and Geller discussed a proposed acquisition with Messrs. A. Fouerti and E. Fouerti, after which time Mr. Roberts summarized the discussions for Mr. Moore on August 18, 2020.

On August 13, 2020, Bevilacqua PLLC, counsel to our company, circulated a draft of a letter of intent for the proposed acquisition to Appliances Connection and Murtha Cullina LLP, counsel to Appliances Connection, and the parties subsequently negotiated the terms of the letter of intent.

On August 31, 2020, the parties executed the letter of intent and began their respective due diligence.

On September 8, 2020, Bevilacqua PLLC delivered an initial draft of the purchase agreement to Appliances Connection and Murtha Cullina LLP for review. From that date until the purchase agreement was executed, the parties negotiated the terms and conditions of the purchase agreement.

On September 9, 2020, Mr. Moore visited Appliances Connection’s New Jersey warehouse and Brooklyn store and offices and met with Messrs. A. Fouerti and E. Fouerti. Mr. Geller also participated in some of the discussions. The parties discussed the operations of both companies and the details of the proposed acquisition. Subsequent to this initial meeting, Messrs. Moore, A. Fouerti and E. Fouerti have continued to have discussions at least weekly regarding due diligence and business integration issues.

On October 20, 2020, our board of directors unanimously approved the purchase agreement and the proposed acquisition pursuant to a written consent in lieu of a meeting.

October 20, 2020, the parties executed the purchase agreement.

On October 29, 2020, Bevilacqua PLLC delivered a draft of the disclosures to be included in this information statement to Appliances Connection and Murtha Cullina LLP for review. Subsequent to that date and until this information statement was filed, the parties reviewed drafts of such disclosure and completed the 2020 audits of our company and Appliances Connection.

On November 24, 2020, Messrs. Roberts, Moore, A. Fouerti and E. Fouerti, along with Robert D. Barry, our Chief Financial Officer, delivered a presentation to potential investors regarding the proposed acquisition.

On November 25, 2020, Bevilacqua PLLC delivered a draft amendment to the purchase agreement to Appliances Connection and Murtha Cullina LLP for review.

On December 2, 2020, the parties entered into the amendment to the purchase agreement.

On April 5, 2021, Murtha Cullina LLP delivered a draft second amendment to the purchase agreement to us and Bevilacqua PLLC and for review.

On April 6, 2021, the parties entered into the second amendment to the purchase agreement.

On April 9, 2021, our board of directors recommended that stockholders approve the stock issuance and set the record date, April 9, 2021.

On April 9, 2021, the majority stockholders executed the written consent.

On April 12, 2021, we filed a preliminary version of this information statement with the SEC.

On [ ], 2021, we filed a final version of this information statement with the SEC.

Reasons for the Proposed Acquisition

In evaluating the purchase agreement and the proposed acquisition, our board of directors consulted with our management and its advisors and, in reaching its decision to approve the purchase agreement and the transactions contemplated by the purchase agreement, our board of directors considered a variety of factors, including the following (which are not necessarily in order of relative importance):

●	the accretive nature of Appliances Connection’s earnings when combined with our earnings;

●	the relatively stable nature of Appliances Connection’s revenue and earnings year to year;

●	the expected synergies that would result from the business combination in the areas of product ordering, marketing, cost of goods sold and third-party logistics;

●	the location and demographic mix of Appliances Connection;

●	Appliances Connection’s foothold in the country’s largest market, New York, which immediately provides a model of how to be more effective in similar large urban markets throughout the United States and their demonstrated success in providing appliances at the premium and super premium part of the industry’s product offerings which will allow more access to the upper end of the business model where margins are higher and less prone to swings in consumer demand;

●	the diversity of brand name product offerings of Appliances Connection, which are both complimentary and similar to our brand name product offerings;

●	the extensive assortments of global appliance brands offered by Appliances Connection; and

●	Appliances Connection’s ability to provide “last mile” customer services through its large warehouse, its acquisition of inventory at discounted rates and its expertise in delivering, hooking up and hauling away of old appliances, which puts them in a top of class position for the logistics required to compete across the country on a low cost distribution model.

Our board of directors also considered the risks and potentially negative factors relating to the proposed acquisition, including:

●	the potential inability to quickly integrate the business of Appliances Connection with our own business;

●	the potential underestimation of time and resources necessary for integration and to achieve expected synergies;

●	information technology and infrastructure capability and transition costs;

●	unforeseen costs and expenses relating to the combination of the two companies;

●	supply interruptions continuing beyond the first quarter of 2021, which would impact both businesses; and

●	the possibility of an economic downturn affecting demand for appliances.

Our board of directors believed that, overall, the potential benefits of the proposed acquisition to our stockholders outweighed the risks and uncertainties of the proposed acquisition. The foregoing discussion of factors considered by our board of directors is not intended to be exhaustive and is not provided in any specific order or ranking, but includes material factors considered by our board. In reaching its decision regarding the proposed acquisition, our board did not quantify or otherwise assign relative weights to the specific factors. Moreover, each member of our board applied his or her own personal business judgment and may have given different weights to different factors. Our board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Our board based its recommendation on the totality of the information presented.

The factors, potential risks and uncertainties contained in this explanation of our reasons for the proposed acquisition and other information presented in this section contain information that is forward-looking in nature and, therefore, should be read in light of the factors discussed in “Cautionary Statement Regarding Forward-Looking Statements.”

No Interests of Related Persons

No director or executive officer of our company at any time since the beginning of the last fiscal year has any interest in the proposed acquisition.

Reports, Opinions and Appraisals

Due to the respective financial condition of our company and Appliances Connection, neither our company nor Appliances Connection engaged a financial advisor to prepare a fairness opinion regarding the proposed acquisition, as such an opinion would be expensive, would use limited financial resources and each company considered that the incurrence of such expenses was not prudent under their respective financial circumstances.

Total Shares to be Issued in the Proposed Acquisition

Upon completion of the proposed acquisition, we will issue to the sellers of Appliances Connection 1,222,239 shares of our common stock, 1,111,094 shares of our series A preferred stock and a number of shares of our series A-1 preferred stock that is equal to (i) $21,000,000 divided by (ii) the average of the closing price of our shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the proposed acquisition; provided, that if we have obtained stockholder approval prior to closing, then we will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock. As of April 9, 2021, the closing price of our common stock was $8.80, which would result in the issuance of 2,386,364 shares of common stock or series A-1 preferred stock. If issued, the shares of series A preferred stock and series A-1 preferred stock will be automatically converted into shares of our common stock, on the basis of one (1) common share for each preferred share held, on the 20th calendar day following the date on which this information statement is first mailed to our stockholders. As a result, we would issue a total of 4,719,697 shares of common stock in connection with the proposed acquisition, which would constitute approximately 43.58% of our outstanding common stock following such issuance.

Why the Company Needed Stockholder Approval

Our common stock is listed on NYSE American under the ticker symbol “GOED.” As a result, we are subject to Section 712 of the NYSE American Company Guide, pursuant to which stockholder approval is required prior to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. As noted above, if we issued all shares of common stock as contemplated by the purchase agreement, this would result in an increase of more than 20% of our outstanding common stock. Accordingly, our stockholders approved, pursuant to the written consent, the issuance of all shares of common stock contemplated by the purchase agreement, including all shares of common stock upon the conversion of any shares of series A preferred stock and series A-1 preferred stock that may be issued in accordance with the terms of the purchase agreement.

Regulatory Matters

Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The proposed acquisition is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a request for additional information or documentary material related to the Acquisition (known as a “Second Request”), the waiting period with respect to the proposed acquisition will be extended for an additional period of 30 days, which will begin on the date on which we and Appliances Connection each certify compliance with the Second Request. Complying with a Second Request can take a significant period of time. On November 5, 2020, we and each of the two controlling owners of Appliances Connection submitted the requisite filings under the HSR Act with the Antitrust Division and the FTC. The FTC and Antitrust Division granted early termination of the waiting periods with respect to the proposed acquisition on and effective November 20, 2020.

At any time before or after consummation of the proposed acquisition, notwithstanding termination of the waiting periods under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of proposed acquisition, to delay the integration, or to unwind or restructure the proposed acquisition. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority or private party will not attempt to challenge the proposed acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

The consummation of the proposed acquisition is not subject to any other regulatory or governmental approvals.

No Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the proposed acquisition.

Accounting Treatment

We will account for the proposed acquisition using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, we will use our best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill of Appliances Connection will be measured as the excess of the purchase consideration over the fair value of the net tangible assets and identifiable assets acquired.

THE PLAN INCREASE

Overview

On April 21, 2020, our board of directors and stockholders adopted the Plan, which became effective on July 30, 2020. The purpose of the Plan is to grant restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants.

The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is 555,000 shares. As of the date of this information statement, no shares remain available for issuance under the Plan. As a result, our board of directors approved an increase in the number of shares available under the Plan to 1,000,000 shares. Such increase was approved by stockholders pursuant to the written consent.

Our board believes equity compensation is an important component of our compensation programs. Our ability to attract, retain and motivate top quality employees is material to our success, and we believe we can better achieve these objectives with grants made under the Plan. In addition, our board believes that the interests of both our company and our stockholders are advanced by affording our employees, officers and directors the opportunity to acquire or increase their proprietary interests in our company.

Significant Features of the Plan

The following is a summary of certain significant features of the Plan, as amended. The information which follows is subject to, and qualified in its entirety by reference to, the Plan document, which is attached to this information statement as Annex B. We urge you to read the Plan in its entirety.

Awards that may be granted include: (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted awards, (e) performance share awards, and (f) performance compensation awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common stock and the award holder’s continuing service with our company.

Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will not be less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

Stock appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by us.

Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares can take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our common stock subject to satisfaction of the vesting criteria. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

All of the permissible types of awards under the Plan are described in more detail as follows:

Purposes of Plan: The purposes of the Plan are to attract and retain officers, employees and directors for our company and its subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock.

Administration of the Plan: The Plan is administered by our compensation committee (the “Administrator”). Among other things, the Administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Administrator has authority to establish, amend and rescind rules and regulations relating to the Plan.

Eligible Recipients: Persons eligible to receive awards under the Plan will be those officers, employees, consultants, and directors of our company and its subsidiaries who are selected by the Administrator.

Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the Plan is 1,000,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the Plan for which the award is canceled, forfeited or expires again become available for grants under the Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the Plan.

Stock Options:

General. Subject to the provisions of the Plan, the Administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Administrator and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of Internal Revenue Code of 1986, as amended (the “Code”), for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Stock Awards: Stock awards can also be granted under the Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Administrator.

Section 162(m) of the Code: Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer) determined at the end of each year, referred to as covered employees.

Performance Criteria: Under the Plan, one or more performance criteria will be used by the Administrator in establishing performance goals. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of our company, as the Administrator may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Administrator deems appropriate. In determining the actual size of an individual performance compensation award, the Administrator may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable under the Plan.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Administrator. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The Administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting. Except as otherwise determined by the Administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board also has the authority, at any time, to discontinue the granting of awards. The board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.

New Plan Benefits

Future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the Administrator and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the Plan.

No Dissenters’ Rights

Under Delaware law, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the plan increase.

INFORMATION ABOUT GOEDEKER

Overview

Our company operates a technology-driven e-commerce platform for appliances and furniture, offering a combination of selection, service and value we believe to be unmatched in the $22.9 billion United States household major appliance industry. Since our founding in 1951, we have evolved from a local brick and mortar operation serving the St. Louis metro area to a nationwide omni-channel retailer offering over 141,000 SKUs across all major appliance brands with competitive pricing. Our relentless focus on customer experience encompasses our easy to navigate websites, highly trained call center representatives and sophisticated fulfillment ecosystem.

Our customers span a wide range of demographics, style and budget, which we attract with our efficient digital marketing capabilities and match with our broad product selection. We have invested considerably in our scalable logistics infrastructure, purpose built for the unique demands of the appliance market and see it as a competitive advantage, strengthening as we grow. Our tightly-integrated vendor relationships and order management tools allow us to offer our vast selection of products while holding limited inventory, contributing to strong and improving operating metrics.

Corporate History and Structure

Our company was incorporated in the State of Delaware on January 10, 2019 for the sole purpose of acquiring substantially all of the assets of Goedeker Television. On April 5, 2019, we acquired substantially all of the assets of Goedeker Television for an aggregate purchase price of $4,175,373, consisting of: (i) the issuance of a promissory note in the principal amount of $4,100,000 and a deemed fair value of $3,637,898; (ii) up to $600,000 in earn out payments with a deemed fair value of $81,494; (iii) a 22.5% ownership interest in our parent company at the time, 1847 Goedeker Holdco Inc., with a deemed fair value of $786,981, (iv) cash of $478,000, and (v) net of a working capital adjustment of $809,000. As a result of this transaction, we acquired the former business of Goedeker Television and continue to operate this business. Prior to our acquisition of substantially all of the assets of Goedeker Television, we had no operations other than operations relating to our incorporation and organization.

On October 20, 2020, we formed ACI as a wholly owned subsidiary in the State of Delaware for the sole purpose of completing the proposed acquisition. As of the date of this information statement, we do not have any other subsidiaries.

The Large and Growing United States Appliance Market

The United States household major appliances market is highly fragmented with big box retailers, online retailers, and thousands of local and regional retailers competing for share in what has historically been a high touch sale process. According to Statista, revenue in the United States household major appliances market (excluding small appliances) is projected to reach $22.9 billion in 2021 and is expected to grow at an annual growth rate of 1.68% from 2021 to 2025.

According to the United States Census Bureau, there are approximately 100 million households in the United States with annual incomes between $25,000 and $250,000 and approximately 193 million individuals between the ages of 20 and 64 in the United States, many of whom are accustomed to purchasing goods online. As younger generations age, start new families and move into new homes, we expect online sales of household appliances to increase. In addition, we believe the online household appliances market will further grow as older generations of consumers become increasingly comfortable purchasing online, particularly if the process is easy and efficient.

When shopping for appliances their homes, consumers bring their own unique combination of style and budget, requiring vast selection to garner broad appeal.  Brick and mortar retailers must balance selection with the challenges of high inventory carrying costs, complex vendor requirements and limited showroom and storage space. As a result, consumers are faced with a decision between shopping in multiple stores, or settling for what is available. Just as e-commerce has changed the landscape of other retail sectors, we believe an easy-to-browse, online shopping experience with massive selection and excellent customer service has the potential to change the way people buy household appliances.

Logistics, fulfillment and customer service for household appliances are challenging given the myriad vendors and product specifications, and the cumbersome size and weight of items. Household appliances often have a low dollar value to weight ratio compared to other categories of retail, therefore requiring a logistics network that is optimized for items with those characteristics. Many consumers also seek first-rate customer service so they are not burdened with managing delivery, shipping and return logistics on their own. However, we believe big box retailers that serve the mass market for home goods are often unable or unwilling to provide this level of service.

Our Solution - Key Benefits for Our Customers

We offer broad selection and choice. Our easy to use website makes it easy for customers to discover products, styles and price points that appeal to them. Convenience and value are central to our offering. We offer a one-stop shop for consumers in the appliance category, with competitive pricing reflecting the many vendors on our platform and a differentiated and robust merchandising experience.

We offer consumers an engaging shopping journey through the combination of our technology-rich platform and our experienced customer support personnel, available via chat, email, text and phone. Superior customer service is a core part of the experience that we will offer shoppers. Our customer service organization will help consumers navigate our site, answer questions and complete orders, staffed with specialists focused on specific product classes. This team helps us build trust with consumers, enhance its reputation and drive sales.

Competitive Strengths

Based on management’s belief and experience in the industry, we believe that the following competitive strengths enable us to compete effectively:

●	Name and reputation. We believe that we enjoy a long-standing (50+ years) reputation with vendors and customers for our focus on offering a full line of appliances and other home furnishings with competitive pricing and superior customer service.

●	Product selection and pricing. We believe that our broad product selection and attractive pricing model creates a sustainable competitive advantage. We strive to offer consumers the broadest choice in the market and review pricing by other retailers on a daily basis to ensure our product offerings are competitively priced. We have negotiated attractive terms with our vendor partners, allowing us to pass through savings and selection to customers.

●	Website ease of use. Our purpose-built technology platform is designed to provide consumers with a compelling user experience as they browse, research and purchase our products. We use personalization, based on past browsing and shopping patterns, to create a more engaging consumer experience.

●	Best in class customer service and marketing technology. We believe that the investments we have made in our call center tools and shopping platforms, combined with digital marketing optimization, allow tus to offer an unmatched customer journey.

Our Growth Strategies

Our mission is to change the way consumers buy appliances and, in doing so, become the leading online retailer of home appliances. Our strategies to achieve this mission, while increasing value for our shareholders, will include:

●	Grow our brand. Increasing brand awareness and growing favorable brand equity among consumers is central to our growth. We plan to drive brand awareness through a combination of sophisticated, multi-layered marketing programs and word-of-mouth referrals. We will continue to invest in marketing initiatives to efficiently attract consumers.

●	Expand in the commercial market. To date, we have directed all marketing efforts toward the consumer. With remodels and new home construction, there is opportunity to market to home builders, real estate developers, contractors and interior designers who are making or influencing the purchasing decision for many consumers. We believe that our low price business model will be received well by this market, creating substantial revenue opportunities and more repeat business. Evidence of unmet demand and market need is ongoing with large commercial sales occurring organically each week through our website and contact center.

●	Drive continued operational excellence. We are committed to improving productivity and profitability through several operational initiatives designed to grow revenue and expand margins. Some of the key initiatives for operational excellence include:

o	Logistics and shipping optimization. We plan to implement a series of initiatives with key vendors to increase shipping speed to customers, cut costs and increase margins. We plans to pick up products from manufacturers’ warehouses and selectively use inventory buys to reduce costs. With access to vendor warehouse operations, we expect to take advantage of buying opportunities and capture time-sensitive customers more frequently. We will also explore options to use a showroom, warehousing and cross dock model in other key markets.

o	Optimize price. We will continue building a data-based understanding of price elasticity dynamics, promotional strategies and other price management tools to drive optimized pricing for our products.

o	Drive marketing efficiencies. As we continue to grow and scale, we believe that we will continue to improve the efficiency of our marketing investments. We believe that with larger budgets and deeper experience, we will benefit from lower media rates and increased data that will improve our customer targeting capabilities.

●	Opportunistically pursue strategic acquisitions. We may continue to expand our business through opportunistic acquisitions that allow it to enhance our customer offering, build our multi-brand portfolio, enter new geographies or enhance our operational infrastructure.

Products and Services

Appliances

The appliance category is our largest revenue source. We have a long history of selling these products and serving the distinct needs of consumers looking to replace or add to their home appliances. We offer nearly 22,000 appliance SKUs from all mainline original equipment manufacturers, including Bosch, Whirlpool, GE, Maytag, LG, Samsung, Sharp, and Kitchen Aid, among others. We sell all major home appliances, including refrigerators, ranges, ovens, dishwashers, microwaves, freezers, washers and dryers.

Furniture

We began selling furniture online in 2015 and currently offer approximately 63,000 SKUs from approximately 150 furniture vendors. Furniture is our second largest product category. The organization of product by type and characteristics makes for a complete shopping experience in a complicated product category.

Other Products

We also offer a broad assortment of products in the décor, bed & bath, lighting, outdoor living and electronics categories. While these are not individually high-volume categories, they complement the appliance and furniture categories to produce a one-stop home goods offering for our customers.

We also offer customers the opportunity to purchase warranties that protect their appliances beyond the manufacturers’ warranty period. These warranties are offered through third party vendors. We remit the cost of the warranty to the warranty company, net of our commission. The warranty company assumes all costs of the warrantied product.

Installation Services

We offer installation and removal services within the continental United States. A full-service install involves hooking up the appliance, testing it to ensure proper operation, and removing packing materials from customer’s home, office or other delivery location. We fulfill such installation services through third-party logistics service provider partners.

Pricing

We believe that our pricing model creates a competitive advantage as we strive to sell at the lowest possible price in the market. Our team tracks pricing daily on more than 15,000 appliance SKUs, comparing prices with all major resellers. Adjustments are made daily to ensure the success this strategy. Our business model emphasizes value added products up to and including super premium products. As a result, we believe that our average selling price by product category is higher than industry norms.

Vendor/Supplier Relationships

We offer more than 240 vendors and over 141,000 SKUs available for purchase through our website. During the year ended December 31, 2020, we purchased a substantial portion of products from Whirlpool (38%) and General Electric brands (12.3%). Whirlpool brands accounted for 44.1% of product purchases during the year ended December 31, 2019. No other supplier accounted for more than 10% of our purchases in the years ended December 31, 2020 or 2019.

We are substantially dependent on Whirlpool for a large portion of our product purchases. Products are purchased from all suppliers, including Whirlpool, on an at-will basis. We have no long-term purchase agreements with Whirlpool or any other supplier. Relationships with suppliers are subject to change from time to time. Changes in our relationships with suppliers occur periodically and could positively or negatively impact our net sales and operating profits. We believe that we can be successful in mitigating negative effects resulting from unfavorable changes in the relationships with suppliers through, among other things, the development of new or expanded supplier relationships.

Sales and Marketing

We market our products through a variety of methods, including through paid shopping and paid searches, display marketing, affiliate marketing, organic marketing, paid social media marketing and email marketing. The diagram below sets forth some of our key marketing statistics for 2020.

This chart shows results from our marketing efforts. The revenue shown exceeds total revenue as a customer may visit the site more than once before making a purchase, causing revenue attribution in multiple channels.

Paid Shopping and Paid Search

Our most effective channel is paid shopping and paid search. We utilize multiple search platforms (primarily Google) to put our products in front of consumers that are searching for products online. We have engaged a “best in class” agency and continually monitor and optimize campaigns in order to create more efficient and profitable campaign results. We specialize in a “bottom of the funnel” approach, meaning our campaigns are designed to spend more liberally with those at the end of the purchase cycle, and more conservatively with those in the beginning of the purchase journey.

Display Marketing

The majority of our display efforts are in the form of remarketing across the Google ad network. At this time, we are not focused on major branding efforts as much as we are on capitalizing on consumers who have begun their buying journey. With high average order values, we find that remarketing works effectively at bringing consumers back on the website or the phone to place an order.

Affiliate Marketing

Keeping a keen eye on nexus laws, we have scaled back our affiliate marketing in order to protect the interests of our company. We have found that the administrative burden and tax impact or revenue generated by many of the affiliates outweighed the benefits. As of the date of this information statement, we have only one affiliate marketing relationship remaining with 169 affiliate partners.

Organic Marketing

Organic marketing continues to be a strong channel for our company. While we are not heavily invested in organic at this time, the channel resulted in approximately 1.1 million users coming to our website in 2020. We understand best practices in technology, programming, copywriting, link acquisition as well as many other strategies to ensure we are in a strong position with the largest search engines.

Paid Social Media

Social media is utilized sparingly to drive traffic and manage brand perception. It is our goal to not look irrelevant to consumers viewing us on social media, while at the same time minimizing spending on these channels. We have found awareness campaigns on social media to be ineffective with products at our price point. We do take advantage of the remarketing opportunities on Facebook, which work well for us by driving highly qualified traffic back to our website where that traffic is converted to customers.

Email

Using email marketing, we put relevant products and offers in front our of a growing email database of approximately 259,000 opted-in consumers multiple times per week. Our marketing team produces email content by utilizing in-house design, copy and programming resources. Messages are sent using an enterprise-level email service provider and metrics such as deliverability, open rates and click rates are constantly monitored. Messages are targeted to individuals based on numerous factors including what time they are most likely to read emails, past purchase behavior and frequency of interaction.

Additionally, we utilize a multitude of triggered email programs, such as cart and browse abandonment, to entice customers back into the funnel. We continue to pursue best practices such as offer modals and scraping the checkout in order to facilitate continued list growth. Below is a diagram representing key performance metrics for the period from July to December 2020.

Customers and Markets

Based on a study that we commissioned in 2019, our average shopper is between 35 and 64 years old and lives in a single-family home, which they own. Most of our customers are not reluctant to buy at a premium price for top quality as long as we and our products provide good value. Our most popular brands tend to be middle to upper market brands that are not found in the stores of many large retailers. A significant percentage of our customers have household income above $100,000.

Our physical store presence and warehouse is located in St Louis, Missouri, and third-party distribution, delivery and installation agreements allow us to serve, sell and ship to customers nationwide. We plan to expand our agreements directly with manufacturers to pick up and deliver from their warehouse to reach more customers, more quickly at reduced costs. In fact, while we started many years ago as a brick and mortar only business, about 78% of our sales originate from outside the Midwest market. The diagram below represents our sales by region for 2020:

Customer Support

Our customer support team exists to sell and service customers at all parts of the buying and ownership cycle. We believe that by integrating phone support with marketing efforts, we differentiate ourselves from big box and independent retailers. Leading edge contact center technology and management is in early stage deployment and promises to increase sales close rates, decrease cancellations, increase average ticket size and create customers that purchase within the next twelve months. Current repeat purchasing is roughly 11% within a year, which demonstrates a reasonable satisfaction with the current model. We have a customer service team of 29 members and call center sales team of 22 members.

Our call center is now available to field inbound customer calls from 8:00 am to 6:00 pm CT, Monday through Saturday and Sunday from 12:00pm to 6:00 pm CT. Approximately 36% of all sales involve an order that was placed with a sales representative. This percentage should increase in 2021 as chat becomes a more deployed resource for our shoppers and customers.

Logistics

Purchasing and Inventory Management

We primarily purchase inventory only after a sale has been made through our website, which allows us to tightly manage our inventory and warehouse space while still providing customers quick delivery times and control over the entire process. However, we do also make some strategic inventory buys to take advantage of lower costs and to satisfy consumer demand more quickly. About 64% of appliances flow through our warehouse while almost all furniture is drop shipped to the customer. All inventory is managed with a barcode system and is automatically tracked through our Microsoft Dynamics GP ERP system. As described above, initiatives are underway that will allow us to pick up products closer and more quickly directly from our manufacturers’ warehouses.

Shipping and Delivery

We take ownership of inventory when it is delivered to our warehouse. At this point, warehouse staff unloads the product, determines the delivery location, picks a carrier and ultimately ships the product. We primarily use R+L Carriers for most of our larger shipping services. We also use AM Home Delivery for furniture deliveries. If a customer is outside of their service zones or requires faster delivery times, we will use one of our three or four specialty carriers to get the job done.

Returns and Exchanges

Our return and exchange policy is designed to be as worry-free and customer-friendly as possible. We offer a 30-day money back, 100% satisfaction guarantee. If a customer is not satisfied with his or her order, we will exchange or refund the full purchase price, minus all shipping costs, within 30 days of delivery. We do not charge a restocking fee when items are returned or exchanged, which we believe differentiates us from other retailers. We will not take returns of, or exchange, products that are damaged, installed, assembled, or used after the customer has taken delivery.

Competition

We compete with big box retailers, independent appliance and furniture retailers, hybrid retail and direct-to-consumer companies and web only companies. As a hybrid retail and direct-to-consumer company, we have the ability to navigate the competitive offerings of each competitor, utilizing online marketing, our customer service expertise and large curated assortments to attract and retain new customers.

Appliances

The U.S. appliance market in general is highly fragmented with thousands of local and regional retailers competing for share. Our primary competitors in the appliance market include:

●	Big Box Retailers: Home Depot, Lowe’s, Best Buy and Walmart;

●	Online Retailers and Marketplaces: Amazon and Wayfair; and

●	Specialty Retailers: AJ Madison, Appliances Connection and US Appliance.

The shifting landscape to online sales in the segment is providing a significant market share capture and positioning opportunity for companies. We are continuing to capitalize on this market shift.

Furniture and Homewares

Although consolidation in the U.S. furniture and homeware market continues to progress, the industry is still relatively fragmented compared to other retail subsectors of similar market value. Our main competitors in the furniture and homewares market include:

●	Furniture Stores: Ashley Furniture, Bob’s Discount Furniture, Havertys and Rooms To Go;

●	Big Box Retailers: Bed Bath & Beyond, IKEA, Target and Walmart;

●	Department Stores: JCPenney and Macy’s;

●	Specialty Retailers: Crate and Barrel and Ethan Allen; and

●	Online Retailers and Marketplaces: Amazon, Wayfair and eBay.

Much like the appliance market, the shifting landscape to online sales in the segment is providing a significant market share capture and positioning opportunity for companies. We are continuing to capitalize on this market shift. We believe there may be opportunities for nationally distributed niche products, like sleeper sofas, where we could benefit from not inventorying product but marketing and then ordering on demand after payment. Similar opportunities are even more broadly available in the appliance market.

Intellectual Property

We own several domain names, including for our www.goedekers.com website. The agreements with suppliers generally provide us with limited, non-exclusive licenses to use the supplier’s trademarks, service marks and trade names for the sole purpose of promoting and selling their products.

To protect intellectual property, we rely on a combination of laws and regulations, as well as contractual restrictions. We also rely on the protection of laws regarding unregistered copyrights for certain content we create. We also rely on trade secret laws to protect proprietary technology and other intellectual property. To further protect intellectual property, we enter into confidentiality agreements with our executive officers and directors.

Facilities

We are headquartered at 13850 Manchester Rd., St. Louis, Missouri 63011. This facility totals 50,000 square feet of office, showroom and warehouse space. We lease this facility pursuant to a lease agreement entered into with S.H.J., L.L.C., a Missouri limited liability company and affiliate of Goedeker Television, on April 5, 2019. The lease is for a term of five (5) years and provides for a base rent of $45,000 per month. In addition, we are responsible for all taxes and insurance premiums during the lease term.

On January 13, 2021, we entered into a lease agreement with Westgate 200, LLC, which was amended on March 30, 2021, for a new location totaling approximately 86,800 square feet of office, showroom and warehouse space in St. Charles, Missouri. The initial term of the lease expires on April 30, 2027 with two (2) options to renew for additional five (5) year periods. The base rent is initially $20,976.79 per month and increases to $31,465 on October 1, 2021, with annual increases thereafter to a base rent during the sixth year of $35,558 per month. We will also pay our 43.4% pro rata portion of the property taxes, operating expenses and insurance costs and are also responsible to pay for the utilities used on the premises.

We believe that all properties have been adequately maintained, are generally in good condition, and are suitable and adequate for our business.

Employees

As of December 31, 2020, we employed 102 full-time employees. None of our employees are represented by labor unions, and we believe that we have excellent relationships with our employees.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not currently aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

Regulation

Our business is subject a variety of laws and regulations applicable to companies conducting business on the Internet. Jurisdictions vary as to how, or whether, existing laws governing areas such as personal privacy and data security, consumer protection or sales and other taxes, among other areas, apply to the Internet and e-commerce, and these laws are continually evolving. For example, certain applicable privacy laws and regulations require us to provide customers with our policies on sharing information with third parties, and advance notice of any changes to these policies. Related laws may govern the manner in which we store or transfer sensitive information or impose obligations on us in the event of a security breach or inadvertent disclosure of such information. Additionally, tax regulations in jurisdictions where we do not currently collect state or local taxes may subject us to the obligation to collect and remit such taxes, or to additional taxes, or to requirements intended to assist jurisdictions with their tax collection efforts. New legislation or regulation, the application of laws from jurisdictions whose laws do not currently apply to our business, or the application of existing laws and regulations to the Internet and e-commerce generally could result in significant additional taxes on our business. Further, we could be subject to fines or other payments for any past failures to comply with these requirements. The continued growth and demand for e-commerce is likely to result in more laws and regulations that impose additional compliance burdens on e-commerce companies.

INFORMATION ABOUT APPLIANCES CONNECTION

Overview

Headquartered in Brooklyn, New York and founded in 1998, Appliances Connection is one of the leading retailers of household appliances with a 200,000 square foot warehouse in Hamilton, New Jersey and a 23,000 square foot showroom in Brooklyn, New York. In addition to selling appliances, it also sells furniture, fitness equipment, plumbing fixtures, televisions, outdoor appliances, and patio furniture, as well as commercial appliances for builder and business clients. It also provides appliance installation services and old appliance removal services. Appliances Connection serves retail customers, builders, architects, interior designers, restaurants, schools and other large corporations. It ships to 48 states in the Continental United States and offers nearly 300,000 products, from luxury brands like Viking, Miele, Thermador, Sub-Zero, Wolf, Forte, Ilve, and Bosch, to household favorites like GE, LG, Frigidaire and Whirlpool.

1 Stop, founded in 2000, specializes in the sale of appliances and consumer electronics, including laundry, refrigeration, and air conditioning appliances, ranges, dishwashers, plumbing fixtures, televisions and video monitors, home and office furniture, as well as home décor, fireplaces, generators and small appliances. 1 Stop operates out of its Brooklyn, New York showroom as well as through its website 1stopcamera.com.

Gold Coast, which has been in business since 2015, is primarily engaged in the retail sale of outdoor, cooking, air conditioning, refrigeration and laundry appliances and operates out of its Brooklyn, New York showroom as well as online at goldcoastappliances.com.

Joe’s Appliances, which was formed in 2018, is also primarily engaged in retail sale offerings of a comprehensive suite of major appliances, including outdoor, cooking, air conditioning, refrigeration and laundry appliances, and appliance services. Joe’s Appliances operates out if it’s Brooklyn, New York store location as well as online at its website, joesappliances.com.

Superior Deals is in the electrical appliances, television and radio sets industry, while also providing a full line of appliance accessories including power cords, hoses, connections, brackets, and water and air filters. Superior Deals has been in business since 2000, primarily serving customers in the New York metro area, as well as nationally through Appliances Connection’s retail website www.appliancesconnection.com.

YF Logistics, formed in 2014, is a full-service logistics company that fulfills customer orders for 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, utilizing its own in-house logistics team to ship, install, and service appliances and other products across the continental United States from its 200,000 square foot warehouse located in Hamilton, New Jersey.

Appliances Connection has built powerful home-grown logistics technology that can help reduce cycle time and efficiencies for the combined company’s operations. Appliances Connection will bring the relationships, network, and technology necessary to continue economies of scale for the entire business of the combined company throughout the United States e-commerce market. The combined company will leverage Appliances Connection’s powerful platform to increase speed, reduce costs and increase margins across our entire business.

Products and Services

Appliances

Appliances Connection is an authorized dealer of most major appliance brands, from luxury brands like Viking, Miele, Thermador, Sub-Zero, Wolf, Forte, Ilve and Bosch, to household favorites like GE, LG, Frigidaire and Whirlpool. It offers approximately 38,550 appliance SKUs. It sells all major home appliances, including refrigerators, ranges, ovens, dishwashers, microwaves, freezers, washers and dryers, and air conditioners.

Furniture

Appliances Connection sells a full line of furniture for every room in the home and currently offers approximately 247,700 SKUs from approximately 240 furniture vendors. It utilizes a sophisticated website that includes organization of product by type and characteristics that makes for a complete shopping experience in a complicated product category.

Other Products

Appliances Connection also sells outdoor living products, fitness equipment, plumbing fixtures, air conditioners, fireplaces, fans, dehumidifiers, humidifiers, air purifiers and televisions. Appliances Connection also sells commercial appliances for its builder and business clients.

Appliances Connection is an authorized dealer of most major outdoor appliance and furniture brands. It sells all major outdoor living appliances and furniture including various types of electronic, charcoal, and gas grills, barbeques, and smokers. Appliances Connection also offers anything a customer would need to create a fully functioning outdoor kitchen, including outdoor refrigerators, sinks, ranges, kitchen islands, ice makers, and warming drawers. Appliances Connection’s patio and lawn furniture selection include umbrellas, lounge chairs, outdoor beds, outdoor fireplaces and fire pits, swings, patio sets, and patio sofas.

Installation and Other Services

Appliances Connection offers installation and removal services within the continental United States. Appliances Connection primarily fulfills such installation services internally through YF Logistics, utilizing third-party logistics service provider partners provide these services to delivery points in remote areas within the continental United States where YF Logistics may not be available.

Appliances Connection also has outside business partners such as Scavolini, a leader in kitchen cabinetry and design, and an in-house design team trained by the experts at Scavolini that will help customers remodel and reinvent their kitchens, living rooms, bathrooms and laundry rooms.

Pricing

Appliances Connection provides the customer with a full suite of appliance and furniture options, from familiar household names up to luxury and premium brands, utilizing a pricing model intended to offer customers the lowest prices available in the market. This allows the customer to easily find the appliance they are looking for within their budget. Appliances Connection’s team tracks the manufacturer minimum advertised price daily on more than 38,550 appliance SKUs, comparing prices across all major resellers. Price adjustments are made monthly or more frequent basis to ensure product offerings are competitively priced, maximizing value for customers.

Vendor/Supplier Relationships

Appliances Connection offers more nearly 2,000 vendors and nearly 300,000 SKUs available for purchase through its website. Appliances Connection is a member of Dynamic Marketing, Inc., or DMI, a 60-member appliance purchasing cooperative. DMI purchases consumer electronics and appliances at wholesale prices from various vendors, and them make such products available to its members, including Appliances Connection, who sell such products to end consumers. DMI’s purchasing group arrangement provides its members, including Appliances Connection, with leverage and purchasing power with appliance vendors, and increases Appliances Connection’s ability to compete with competitors, including big box appliance and electronics retailers. Appliances Connection owns an approximate 5% equity interest in DMI. Additionally, Albert Fouerti, one of the owners of Appliances Connection who will also become a member of our board of directors upon closing of the proposed acquisition, is on the Board of DMI. During the years ended December 31, 2020 and 2019, Appliances Connection purchased a substantial portion of products (75.2% and 70.7%, respectively) from DMI. The other largest vendors include the following: Ashley Furniture, Sub-Zero, Miele, BSH Home Appliances, Ilve, and ALMO Distributing. Appliances Connection’s business model allows it to constantly review and evaluate each supplier relationship and it is are always open to building new supplier/vendor relationships.

As noted above, Appliances Connection utilizes DMI for a large portion of its product purchases. Products are purchased from all suppliers, including any purchases made through DMI, on an at-will basis. Appliances Connection does not have any long-term purchase agreements with DMI or any other suppliers. Relationships with suppliers are subject to change from time to time. Changes in relationships with suppliers occur periodically and could positively or negatively impact net sales and operating profits. We believe that Appliances Connection can be successful in mitigating negative effects resulting from unfavorable changes in the relationships with suppliers through, among other things, the development of new or expanded supplier relationships.

Sales and Marketing

Appliances Connection markets its products through a variety of methods, including through online advertisements and promotions and digital marketing, including through Appliances Connection’s retail website, www.appliancesconnection.com. To a lesser degree, it also utilizes more traditional forms of marketing like television and radio advertisements in the New York City media market.

Online Advertisement and Promotions

Appliances Connection’s major marketing channel is its website located at www.appliancesconnection.com. The website is key to new product launches as consumers can view product features and specifications. The website is up to date with all promotional MAP pricing, falling in line with expectations from the manufacturers and taking advantage of buyer holidays. The website facilitates sales of products to markets not reached by Appliances Connection’s brick and mortar store.

Digital Marketing

Appliances Connection has more than 12,100 followers on Twitter, 28,700 fans on Facebook and 2,000 subscribers on YouTube. It has been using digital marketing media with engaging posts to promote its products.

Television and Radio Marketing

Appliances Connection utilizes television and radio marketing as a more traditional means to reach customers who may not be as active online or on social media, primarily targeting the New York City media audience.

Showrooms

Appliances Connection maintains two showrooms in Brooklyn, New York where customers can fully visualize their renovations by touching and seeing the products in the showroom. The showrooms also allow customers to access factory-trained staff’s knowledge and experience to assist customers with their product selections.

Customers and Markets

Most of Appliances Connection’s customers are not reluctant to buy at a premium price for top quality as long as Appliances Connection and its products provide good value. The most popular brands tend to be middle to upper market brands that are not found in the stores of many large retailers. Customers demand variety and Appliances Connection has successfully been able to provide them with an abundance of options when it comes to choosing their household appliances and furniture.

While Appliances Connection’s physical showrooms are located in Brooklyn, New York and its warehouse is located in New Jersey, the combination of YF Logistics and third-party distribution, delivery and installation agreements allow Appliances Connection to serve, sell and ship to customers nationwide. Its proprietary logistical technology has allowed it to expand its presence outside of the Northeast region and Appliances Connection is able to provide customers all over the country with the top-notch level of support that the original Northeastern customers have always enjoyed.  While about one-third of Appliances Connection’s sales are still in the Northeast market, it has successfully been expanding its footprint into the rest of the Continental United States. The diagram below represents Appliances Connection’s sales by region for 2020:

Customer Support

Appliances Connection’s in-house customer support team facilitates sales and support for its products at each stage of the purchasing process as well as ongoing post-sale technical support. Appliances Connection’s customer care staff, which includes approximately 54 employees, includes a highly-trained and knowledgably call center sales team that also provides customer support over the phone, via email, or via online chat on its website. Additionally, the customer care staff provides technical support to customers, offering additional information with respect to product features and manufacturer warranties to increase customer satisfaction and return business.

Appliances Connection’s call center is now available to field inbound customer calls from 9:00 am to 9:00 pm ET, Monday through Thursday, Friday from 9:00 am to 4:00 pm ET and Sunday from 10:00 am to 5:00 pm ET. Approximately 50% of all sales involve an order that was placed with a sales representative. Appliances Connection expects this percentage to increase in 2021 as online chat becomes a more deployed resource for shoppers and customers.

Logistics

Purchasing and Inventory Management

Appliances Connection carefully monitors and manages its inventory levels in an effort to match quantities on hand with customer demand as closely as possible by tracking historical and projected consumer demand, as well as continuous monitoring and adjustment of inventory receipt levels. In some instances, Appliances Connection purchases inventory only after a sale has been made through its website. Nearly all of Appliances Connection’s appliances flow through its Hamilton, New Jersey warehouse. All inventory is managed with a barcode system and is automatically tracked through its proprietary in-house inventory management system.

Shipping and Delivery

Appliances Connection takes ownership of inventory when it is delivered to its warehouse in New Jersey. At this point, warehouse staff unloads the product, determines the delivery location, picks a carrier and ultimately ships the product. Appliances Connection primarily uses YF Logistics for its shipping and logistics services; however, if the shipment is outside of YF Logistics’ service zone, it utilizes other third party carriers for shipping and installation services to get the job done.

Appliances Connection plans to implement a series of initiatives with key vendors to increase shipping speed to customers, cut costs and increase margins. Appliances Connection plans to pick up product from manufacturers’ warehouses and selectively use inventory buys to reduce costs. With access to vendor warehouse operations, Appliances Connection expects to take advantage of buying opportunities and capture time-sensitive customers more frequently.

Returns and Exchanges

Appliances Connection offers a 30-day return policy that allows customers to return merchandise if, for any reason, they are not 100% satisfied with their purchase. If a customer is not satisfied with his or her order, Appliances Connection will exchange or refund the full purchase price within 30 days of delivery.

Intellectual Property

1 Stop operates under the registered trademark “CONNECT TO GOOD.” Superior Deals owns four registered trademarks, “Forté,” “SUPERIORBRANDS,” “MILO ITALIA” and “SUPERIORBRANDS.” 1 Stop and Gold Coast own numerous domain names, including the www.appliancesconnection.com website, as well as 1stopcamera.com, goldcoastappliances.com, and joesappliances.com.

The agreements with suppliers generally provide Appliances Connection with limited, non-exclusive licenses to use the supplier’s trademarks, service marks and trade names for the sole purpose of promoting and selling its products.

Facilities

Appliances Connection is headquartered at 1870 Bath Avenue, Brooklyn, NY 11214. It has a 200,000 square foot warehouse in Hamilton, New Jersey and a 23,000 square foot showroom in Brooklyn, New York.

Appliances Connection leases two facilities pursuant to lease agreements entered into between 1 Stop and Joe’s Appliances and 1870 Bath Ave. LLC and 7812 5th Ave Realty LLC, respectively, which are entities owned and controlled by Albert Fouerti and Elie Fouerti, the principal officers and owners of 1 Stop and Joe’s Appliances. The leases are for a term of ten (10) years and provide for different monthly fixed rent from $5,300 per month to $74,000 per month for the first year of the term. In addition, Appliances Connection is responsible for all taxes and insurance premiums during the lease term.

YF Logistics subleases the warehouse space from DMI for a rent equal to 71.43% of the base rent paid by DMI under its lease for the premises, plus 71.43% of any taxes, operating expenses, additional charges or any other amounts due by DMI, for a total of $56,250 per month. The initial term of the sublease was for a period commencing on June 1, 2019 and terminating on April 30, 2020, with automatic renewals for successive one year terms until the earlier of (i) termination by either upon thirty (30) days’ prior written notice or (ii) April 30, 2024.

Appliances Connection believes that all properties have been adequately maintained, are generally in good condition, and are suitable and adequate for the businesses of Appliances Connection.

Employees

As of December 31, 2020, 1 Stop employed 154 full-time employees, YF Logistics employed 135 full-time employees, Superior Deals employed 5 full-time employees and Joe’s Appliances employed 1 full-time employee. Gold Coast did not have any full-time employees. None of the employees are represented by labor unions, and Appliances Connection believes that it has excellent relationships with its employees.

Legal Proceedings

From time to time, Appliances Connection may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. Appliances Connection is not currently aware of any such legal proceedings or claims that it believes will have a material adverse effect on its business, financial condition or operating results.

Regulation

Appliances Connection’s business is subject a variety of laws and regulations applicable to companies conducting business on the Internet. Jurisdictions vary as to how, or whether, existing laws governing areas such as personal privacy and data security, consumer protection or sales and other taxes, among other areas, apply to the Internet and e-commerce, and these laws are continually evolving. For example, certain applicable privacy laws and regulations require Appliances Connection to provide customers with its policies on sharing information with third parties, and advance notice of any changes to these policies. Related laws may govern the manner in which Appliances Connection stores or transfers sensitive information or impose obligations on it in the event of a security breach or inadvertent disclosure of such information. Additionally, tax regulations in jurisdictions where Appliances Connection does not currently collect state or local taxes may subject it to the obligation to collect and remit such taxes, or to additional taxes, or to requirements intended to assist jurisdictions with their tax collection efforts. New legislation or regulation, the application of laws from jurisdictions whose laws do not currently apply to Appliances Connection’s business, or the application of existing laws and regulations to the Internet and e-commerce generally could result in significant additional taxes on its business. Further, Appliances Connection could be subject to fines or other payments for any past failures to comply with these requirements. The continued growth and demand for e-commerce is likely to result in more laws and regulations that impose additional compliance burdens on e-commerce companies.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS FOR GOEDEKER

The following discussion and analysis summarizes the significant factors affecting our operating results, financial condition, liquidity and cash flows as of and for the periods presented below. The following discussion and analysis should be read in conjunction with the financial statements and the related notes thereto included elsewhere in this information statement. The discussion contains forward-looking statements that are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. Actual results could differ materially from those discussed in or implied by forward-looking statements as a result of various factors, including those discussed below and elsewhere in this information statement, particularly in “Cautionary Statement Regarding Forward-Looking Statements.

All periods presented on or prior to April 5, 2019 represent the operations of Goedeker Television, our predecessor. Unless otherwise specified, all results of operations information for the year ended December 31, 2019 reflects the full year.

References to “Successor” refer to the financial position and results of operations of our company subsequent to April 5, 2019. References to “Predecessor” refer to the financial position and results of operations of Goedeker Television on and before April 5, 2019.

Overview

Our company operates a technology-driven e-commerce platform for appliances and furniture, offering a combination of selection, service and value we believe to be unmatched in the $22.9 billion United States household major appliance industry. Since our founding in 1951, we have evolved from a local brick and mortar operation serving the St. Louis metro area to a nationwide omni-channel retailer offering over 141,000 SKUs across all major appliance brands with competitive pricing. Our relentless focus on customer experience encompasses our easy to navigate websites, highly trained call center representatives and sophisticated fulfillment ecosystem.

Our customers span a wide range of demographics, style and budget, which we attract with our efficient digital marketing capabilities and match with our broad product selection. We have invested considerably in our scalable logistics infrastructure, purpose built for the unique demands of the appliance market and see it as a competitive advantage, strengthening as we grow. Our tightly-integrated vendor relationships and order management tools allow us to offer our vast selection of products while holding limited inventory, contributing to strong and improving operating metrics.

Recent Developments

Impact of Coronavirus Pandemic

In late 2019, a novel strain of coronavirus, or COVID-19, was reported to have surfaced in Wuhan, China. The virus has since spread to over 150 countries and every state in the United States. On March 11, 2020, the World Health Organization declared the outbreak a pandemic, and on March 13, 2020, the United States declared a national emergency.

Most states and cities, including in markets in which we operate, reacted by instituting quarantines, restrictions on travel, “stay at home” rules, social distancing measures and restrictions on the types of businesses that could continue to operate, as well as guidance in response to the pandemic and the need to contain it. Pursuant to restrictions in Missouri, our showroom was closed from April through June of 2020, but our call center and warehouse continued to operate. Since over 95% of our sales are completed online and our call center and warehouse and distribution operations continued to operate, the restrictions put in place have not had a materially negative impact on our operations. However, the situation surrounding COVID-19 remains fluid, and we may be required to close or limit service offerings in our retail facility or warehouse in response to guidance from applicable government and public health officials, which could adversely affect our operations and revenues.

In addition, we are dependent upon suppliers to provide us with all of the products that we sell. The pandemic has impacted and may continue to impact suppliers and manufacturers of certain of our products. As a result, we have faced and may continue to face delays or difficulty sourcing certain products, which could negatively affect our business and financial results. Even if we are able to find alternate sources for such products, they may cost more, which could adversely impact our profitability and financial condition.

The global deterioration in economic conditions, which may have an adverse impact on discretionary consumer spending, could also impact our business. For instance, consumer spending may be negatively impacted by general macroeconomic conditions, including a rise in unemployment, and decreased consumer confidence resulting from the pandemic. Changing consumer behaviors as a result of the pandemic may also have a material impact on our revenue.

Furthermore, the spread of COVID-19 has adversely impacted global economic activity and has contributed to significant volatility and negative pressure in financial markets. The pandemic has resulted, and may continue to result, in a significant disruption of global financial markets, which may reduce our ability to access capital in the future, which could negatively affect our liquidity.

We have taken steps to take care of our employees, including providing the ability for employees to work remotely and implementing strategies to support appropriate social distancing techniques for those employees who are not able to work remotely. We have also taken precautions with regard to employee, facility and office hygiene as well as implementing significant travel restrictions. We are also assessing our business continuity plans for all business units in the context of the pandemic. This is a rapidly evolving situation, and we will continue to monitor and mitigate developments affecting our workforce, our suppliers, our customers, and the public at large to the extent we are able to do so. We have and will continue to carefully review all rules, regulations, and orders and responding accordingly.

If the current pace of the pandemic does not continue to slow and the spread of COVID-19 is not contained, our business operations could be further delayed or interrupted. We expect that government and health authorities may announce new or extend existing restrictions, which could require us to make further adjustments to our operations in order to comply with any such restrictions. We may also experience limitations in employee resources. In addition, our operations could be disrupted if any of our employees were suspected of having COVID-19, which could require quarantine of some or all such employees or closure of our facilities for disinfection. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect our ability to operate our business and result in additional costs.

The extent to which the pandemic may impact our results will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this information statement, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic and the current financial, economic and capital markets environment, and future developments in the global supply chain and other areas present material uncertainty and risk with respect to our performance, financial condition, results of operations and cash flows.

Lease Agreement

On January 13, 2021, we entered into a lease agreement with Westgate 200, LLC, which was amended on March 30, 2021, for a new location totaling approximately 86,800 square feet of office, showroom and warehouse space in St. Charles, Missouri. The initial term of the lease expires on April 30, 2027 with two (2) options to renew for additional five (5) year periods. The base rent is initially $20,976.79 per month and increases to $31,465 on October 1, 2021, with annual increases thereafter to a base rent during the sixth year of $35,558 per month. We will also pay our 43.4% pro rata portion of the property taxes, operating expenses and insurance costs and are also responsible to pay for the utilities used on the premises.

Securities Purchase Agreement

On March 19, 2021, we entered into a securities purchase agreement with two institutional investors, pursuant to which we issued to each investor (i) a 10% OID senior secured promissory note in the principal amount of $2,750,000 and (ii) a four-year warrant to purchase 200,000 shares of our common stock at an exercise price of $12.00, subject to adjustments, which may be exercised on a cashless basis, for a purchase price of $2,500,000 each, or $5,000,000 in the aggregate. After deducting a placement fee and other expenses, we received net proceeds of $4,590,000.

The notes bear interest at a rate of 10% per annum and mature on December 19, 2021. We may prepay the notes in whole or in part at any time or from time to time without penalty or premium upon at least five (5) days prior written notice, which notice period may be waived by the holder. In addition, if we issue and sell shares of our equity securities to investors on or before the maturity date in an equity financing with total gross proceeds of not less than $10,000,000 (excluding the conversion of the notes or other convertible securities issued for capital raising purposes), then we must repay the then-outstanding principal amount of the notes and any accrued but unpaid interest.

The notes are secured by a first priority security interest in all of our assets and contain customary events of default. Upon, and during the continuance of, an event of default, the notes are convertible, in whole or in part, at the option of the holder into shares of common stock at a conversion price equal to $12.00, or if lower, 80% of the lowest volume weighted average price for the twenty (20) consecutive trading days prior to the applicable conversion date, but in no event less than $9.00. The conversion price will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the common stock. In addition, if we sell or grant any common stock or securities convertible into or exchangeable for common stock or grant any right to reprice such securities at an effective price per share that is lower than the then conversion price, the conversion price shall be reduced to such price, subject to certain exceptions set forth in the notes.

Notwithstanding the foregoing, we shall not effect any conversion of a note, and a holder shall not have the right to convert any principal and/or interest of a note, to the extent that after giving effect to the conversion the holder (together with the holder’s affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the note. The holder may, upon not less than 61 days’ prior notice to us, increase or decrease such limitation, provided that such limitation in no event exceeds 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the note. The warrants also contain this beneficial ownership limitation.

The securities purchase agreement contains customary representations, warranties and covenants for a transaction of this type. Pursuant to the securities purchase agreement, the investors were granted piggy-back registration rights with respect to the shares issuable upon conversion of the notes and exercise of the warrants. We also agreed that, until the date that no investor own any securities, we will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by us pursuant to the Exchange Act even if we are not then subject to the reporting requirements of the Exchange Act. In addition, we agreed that, so long as any of the notes remain outstanding, neither our company, nor any subsidiary of our company, shall, without each investor’s written consent and subject to certain exceptions set forth in the securities purchase agreement:

●	sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business;

●	incur, create, assume or suffer to exist any lien on any of its property or assets, except for certain liens set forth in the Purchase Agreement;

●	incur or suffer to exist or guarantee any indebtedness that is senior to or pari passu with (in priority of payment and performance) our obligations under the securities purchase agreement except for non-equity linked indebtedness relating to the acquisition of inventory secured by certain liens;

●	pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock, other than dividends on shares of common stock solely in the form of additional shares of common stock, or directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock;

●	redeem, repurchase or otherwise acquire in any one transaction or series of related transactions any shares of our capital stock or any warrants, rights or options to purchase or acquire any such shares, or repay any pari passu or subordinated indebtedness other than non-equity linked indebtedness relating to the acquisition of inventory secured by certain liens;

●	lend money, give credit, make advances to or enter into any transaction with any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of our company, except loans, credits or advances (i) in existence or committed on the closing date and which we have informed each investor in writing prior to the closing date, (ii) in regard to transactions with unaffiliated third parties, made in the ordinary course of business, or (iii) in regard to transactions with unaffiliated third parties, not in excess of $50,000; or

●	repay any affiliate (as defined in Rule 144) of our company in connection with any indebtedness or accrued amounts owed to any such party.

Principal Factors Affecting Our Financial Performance

Our operating results are primarily affected by the following factors:

●	our ability to acquire new customers or retain existing customers;

●	our ability to offer competitive product pricing;

●	our ability to broaden product offerings;

●	industry demand and competition; and

●	market conditions and our market position.

Key Financial Operating Metrics

	Years Ended December 31,
	2020	2019
Site Sessions (in millions)	9.9	6.3
Order History (in millions)	$123.2	$61.8

A site session occurs when a person visits our website. An order occurs when a customer has visited our website and ordered one or more items and has paid for them. An order is paid for by our customer when the order is placed and booked as revenue by us when the order is shipped.

Total revenues and total orders for any given month may not be equal for two primary reasons: (1) normal customer cancellations and (2) the time required to ship an order and recognize revenue. When there are no supply chain issues, the time from order to shipping is between 20 and 25 days. Thus, an order made after the 10th of the current month will become revenue in the succeeding month, distorting the comparison between a months’ orders and its sales. In 2020, supply chain issues related to COVID-19 increased the time up to 44 days from order to delivery.

Our site sessions increased to approximately 9.9 million in the year ended December 31, 2020, as compared to approximately 6.3 million in the year ended December 31, 2019. These increased site sessions resulted in three-year highs for orders in the year ended December 31, 2020.

Emerging Growth Company

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

●	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

●	submit certain executive compensation matters to stockholder advisory votes, such as “say-on-pay” and “say-on-frequency;” and

●	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our consolidated financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering, (ii) the last day of the first fiscal year in which our total annual gross revenues are $1.07 billion or more, (iii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iv) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Results of Operations

Comparison of Years Ended December 31, 2020 and 2019

The following table sets forth key components of our results of operations for the year ended December 31, 2020 (Successor), for the period from April 6 to December 31, 2019 (Successor), and for the period from January 1 to April 5, 2019 (Predecessor), in dollars and as a percentage of our revenue.

	Successor				Predecessor
	Year Ended December 31, 2020		Period April 6 to December 31, 2019 (As Restated)		Period January 1 to April 5, 2019
	Amount	% of Net Sales	Amount	% of Net Sales	Amount	% of Net Sales
Product sales, net	$55,133,653	100.00%	$34,668,112	100.0%	$12,946,901	100.0%
Cost of goods sold	47,878,541	86.84%	28,596,129	82.49%	11,004,842	85.00%
Gross profit	7,255,112	13.16%	6,071,983	17.51%	1,942,059	15.00%
Operating expenses
Personnel	6,565,380	11.91%	2,909,751	8.39%	913,919	7.06%
Advertising	4,865,361	8.82%	1,996,507	5.76%	714,276	5.52%
Bank and credit card fees	1,806,620	3.28%	870,877	2.51%	329,247	2.54%
Depreciation and amortization	549,712	1.00%	271,036	0.78%	9,675	0.07%
General and administrative	7,900,566	14.33%	4,728,571	13.64%	451,214	3.49%
Total operating expenses	21,687,639	39.37%	10,776,742	31.09%	2,418,331	18.68%
Loss from operations	(14,432,527)	(26.18)%	(4,704,759)	(13.57)%	(476,272)	(3.68)%
Other income (expense)
Interest income	2,479	-	-	-	23,807	0.18%
Financing costs	(762,911)	(1.38)%	(520,160)	(1.50)%	-	-
Adjustment in value of contingency	(138,922)	(0.25)%	32,246	0.09%	-	-
Interest expense	(870,847)	(1.58)%	(785,411)	(2.27)%	-	-
Loss on extinguishment of debt	(1,756,095)	(3.19)%	-	-	-	-
Write-off of acquisition receivable	(809,000)	(1.47)%	-	-	-	-
Change in fair value of warrant liability	(2,127,656)	(3.86)%	106,900	0.31%	-	-
Other income	25,945	0.05%	15,010	0.04%	7,200	0.06%
Total other income (expense)	(6,437,007)	(11.68)%	(1,151,415)	(3.32)%	31,007	0.24%
Net loss before income taxes	(20,869,534)	(37.85)%	(5,856,174)	(16.89)%	(445,265)	(3.44)%
Income tax benefit (expense)	(698,303)	(1.27)%	698,303	2.01%	-	-
Net loss	$(21,567,837)	(39.12)%	$(5,157,871)	(14.88)%	$(445,265)	(3.44)%

We believe that reviewing our operating results for the year ended December 31, 2019 by combining the results of the 2019 successor period (April 6, 2019 through December 31, 2019) and 2019 predecessor period (January 1, 2019 through April 5, 2019) with the pro forma adjustment related to the acquisition described below, is more useful in discussing our overall operating performance compared to the results of the year ended December 31, 2020 (successor). We do not see any potential risks associated with utilizing this pro forma presentation.

Following are the year ended December 31, 2020 and the combined period for 2019:

	Year Ended December 31, 2020	Period April 6 to December 31, 2019 Successor (As Restated)	Period January 1 to April 5, 2019 Predecessor	Pro Forma Combined Year Ended December 31, 2019	Increase (Decrease)
Product sales, net	$55,133,653	$34,668,112	$12,946,901	$47,615,013	$7,518,640
Cost of goods sold	47,878,541	28,596,129	11,004,842	39,600,971	8,277,570
Gross profit	7,255,112	6,071,983	1,942,059	8,014,042	(758,930)
Operating expenses
Personnel	6,565,380	2,909,751	913,919	3,823,670	2,741,710
Advertising	4,865,361	1,996,507	714,276	2,710,783	2,154,578
Bank and credit card fees	1,806,620	870,877	329,247	1,200,124	606,496
Depreciation and amortization	549,712	271,036	9,675	280,711	269,001
General and administrative	7,900,566	4,728,571	451,214	5,246,045 *	2,654,521
Total operating expenses	21,687,639	10,776,742	2,418,331	13,261,333	8,426,306
Loss from operations	(14,432,527)	(4,704,759)	(476,272)	(5,247,291)	9,185,236
Other income (expense)
Interest income	2,479	-	23,807	23,807	(21,328)
Financing costs	(762,911)	(520,160)	-	(520,160)	242,751
Adjustment in value of contingency	(138,922)	32,246	-	32,246	(171,168)
Interest expense	(870,847)	(785,411)	-	(785,411)	85,436
Loss on extinguishment of debt	(1,756,095)	-	-	-	1,756,095
Write-off of acquisition receivable	(809,000)	-	-	-	809,000
Change in fair value of warrant liability	(2,127,656)	106,900	-	106,900	(2,234,556)
Other income	25,945	15,010	7,200	22,210	3,735
Total other income (expense)	(6,437,007)	(1,151,415)	31,007	(1,120,408)	5,316,599
Net loss before income taxes	(20,869,534)	(5,856,174)	(445,265)	(6,367,699)*	14,501,835
Income tax benefit (expense)	(698,303)	698,303	-	698,303	(1,396,606)
Net loss	$(21,567,837)	$(5,157,871)	$(445,265)	$(5,669,396)*	$15,898,441

*	Includes a pro forma adjustment of $66,260 for the management fee to 1847 Partners LLC (“our manager”).

Product sales, net. We generate revenue from the retail sale of home furnishings, including appliances, furniture, home goods and related products. Our product sales increased by $7,518,640, or 15.79%, to $55,133,653 for the year ended December 31, 2020 from $47,615,013 for the combined year ended December 31, 2019, which included $12,946,901 for our predecessor from January 1, 2019 to April 5, 2019 and $34,668,112 for our successor from April 6, 2019 to December 31, 2019.

The increase is due to increased sales volume to meet appliance and furniture demand resulting from increased advertising, which has a direct impact on customer orders and shipped sales. In the first three months of 2020, sales were affected by working capital issues, which delayed the timing of ordering product to fulfill customer orders resulting in increased order cancellations. Late in the second quarter of 2020 and through the remainder of 2020, we experienced delays in getting products from manufacturers whose production facilities were closed or operating at reduced capacity because of the COVID-19 pandemic, which resulted in some cancellations of customer orders. We estimate that cancellations caused by shipping delays approximated $39.7 million in the year ended December 31, 2020, based on the historical ratio of shipped sales to customer orders of approximately 79% to the actual ratio of approximately 45% in the year ended December 31, 2020.

Our net sales by sales type is as follows:

	2020 Successor				2019 Total
	Amount	% of Net Sales	2019 Successor	2019 Predecessor	Amount	% of Net Sales
Appliance sales	$40,113,568	72.76%	$28,487,053	$9,784,525	$38,271,578	80.38%
Furniture sales	11,800,277	21.40%	4,405,866	2,456,085	6,861,951	14.41%
Other sales	3,219,808	5.84%	1,775,193	706,291	2,481,484	5.21%
Total	$55,133,653	100.00%	$34,668,112	$12,946,901	$47,615,013	100.00%

The percentage of furniture sales increased in 2020 as compared to 2019 as furniture was more readily available from manufacturers than appliances.

Cost of goods sold. Our cost of goods sold consists of the cost of purchased merchandise plus the cost of delivering merchandise and, where applicable, installation, net of promotional rebates and other incentives received from vendors. Our cost of goods sold increased by $8,277,570, or 20.90%, to $47,878,541 for the year ended December 31, 2020 from $39,600,971 for the combined year ended December 31, 2019, which included $11,004,842 for our predecessor from January 1, 2019 to April 5, 2019 and $28,596,129 for our successor from April 6, 2019 to December 31, 2019. As a percentage of net sales, cost of goods sold increased from 83.17% in 2019 to 86.84% in 2020. Such increase was due to COVID-19 related supply chain issues reducing the volume we purchased, which resulted in decreased manufacturer rebates, as well as due to the change in product mix, with furniture sales, which have lower margins, accounting for a larger portion of our total sales in 2020.

Personnel expenses. Personnel expenses include employee salaries and bonuses plus related payroll taxes. It also includes health insurance premiums, 401(k) contributions, training costs and stock compensation expense. Our personnel expenses increased by $2,741,710, or 71.70%, to $6,565,380 for the year ended December 31, 2020 from $3,823,670 for the combined year ended December 31, 2019, which included $913,919 for our predecessor from January 1, 2019 to April 5, 2019 and $2,909,751 for our successor from April 6, 2019 to December 31, 2019. As a percentage of net sales, personnel expenses increased from 8.03% in 2019 to 11.91% in 2020. The increase is the result of hiring additional senior management and other staff needed for increased customer demand for our products, the accrual of $359,216 as the present value of a severance contract payable to our former president and $398,908 in stock compensation expense. Beginning in the second quarter of 2020, there was a dramatic increase in cancellations of customer orders, which were primarily related to the lack of product availability. We hired a number of temporary employees to process cancellations and address the related customer service issues. As a percentage of orders, our personnel expense declined to 5.8% in 2020 from 6.2% in 2019.

Advertising expenses. Advertising expenses include the cost of marketing our products and primarily include online search engine expenses. Our advertising expenses increased by $2,154,578, or 79.48%, to $4,865,361 for the year ended December 31, 2020 from $2,710,783 for the combined year ended December 31, 2019, which included $714,276 for our predecessor from January 1, 2019 to April 5, 2019 and $1,996,507 for our successor from April 6, 2019 to December 31, 2019. As a percentage of net sales, advertising expenses increased from 5.69% in 2019 to 8.82% in 2020. The increase relates to an increase in advertising spending to drive traffic to our website. Measuring our advertising expense as a percentage of orders, we had a decline in 2020 of 3.9% compared to 4.4% in 2019.

Bank and credit card fees. Bank and credit card fees are primarily the fees we pay credit card processors for processing credit card payments made by customers. Our bank and credit card fees increased by $606,496, or 50.54%, to $1,806,620 for the year ended December 31, 2020 from $1,200,124 for the combined year ended December 31, 2019, which included $329,247 for our predecessor from January 1, 2019 to April 5, 2019 and $870,877 for our successor from April 6, 2019 to December 31, 2019. As a percentage of net sales, bank and credit card fees increased from 2.52% in 2019 to 3.28% in 2020. These fees are based on customer orders that are paid with a credit card (substantially all orders), so the increase was largely due to the increase in customer orders. We pay a credit card fee for each order, regardless of whether that order is shipped or cancelled by customer. Comparing bank and credit card fees as a percentage orders shows a reduction from 1.9% of orders in 2019 to 1.5% in 2020.

Depreciation and amortization. Depreciation and amortization was $549,712, or 1.00% of net sales, for the year ended December 31, 2020, as compared to $280,711, or 0.59% of net sales, for the combined year ended December 31, 2019.

General and administrative expenses. Our general and administrative expenses consist primarily of professional advisor fees, bad debts, rent expense, insurance, unremitted sales tax, and other expenses incurred in connection with general operations. Our general and administrative expenses increased by $2,654,521, or 50.60%, to $7,900,566 for the year ended December 31, 2020 from $5,246,045 for the combined year ended December 31, 2019, which included $451,214 for our predecessor from January 1, 2019 to April 5, 2019, $4,728,571 for our successor from April 6, 2019 to December 31, 2019 and a pro forma adjustment of $66,260 for the management fee to our manager. As a percentage of net sales, general and administrative expenses increased from 11.02% in 2019 to 14.33% in 2020. The increase was largely due to increased directors and officers insurance expenses, fees to our board of directors, and legal, audit and other professional fees in connection with becoming a public company, as well as consulting fees to upgrade our online shopping cart, fees to our manager under the offsetting management services agreement described below, fees for our Electronic Data Interchange initiative, and other consulting fees. Comparing general and administrative expenses as a percentage orders shows a reduction from 8.4% of orders in 2019 to 6.4% in 2020.

Total other income (expense). We had $6,437,007 in total other expense, net, for the year ended December 31, 2020, as compared to total other expense, net, of $1,120,408 for the combined year ended December 31, 2019, which included income of $31,007 for our predecessor from January 1, 2019 to April 5, 2019 and expenses of $1,151,415 for our successor from April 6, 2019 to December 31, 2019. Total other expense, net, for the year ended December 31, 2020 consisted of financing costs of $762,911, interest expense of $870,847, adjustment in value of contingency of $138,922, loss on debt modification and extinguishment of $1,756,095, write-off of acquisition receivable of $809,000, and change in the warrant liability of $2,127,656, offset by interest income of $2,479 and other income of $25,945, while total other expense, net, for the year ended December 31, 2019 consisted of financing costs of $520,160 and interest expense of $785,411, offset by a gain on write-down of contingency of $32,246, a change in fair value of warrant liability of $106,900, interest income of $23,807 and other income of $22,210.

Income tax benefit (expense). We had an income tax expense of $698,303 for the year ended December 31, 2020, as compared to an income tax benefit of $698,303 for the combined year ended December 31, 2019. In the fourth quarter of 2020, we determined that we should establish a valuation allowance for the deferred tax asset, resulting in an income tax expense of $698,303.

Net loss. As a result of the cumulative effect of the factors described above, our net loss increased by $15,898,441, or 280.43%, to $21,567,837 for the year ended December 31, 2020 from $5,669,396 for the combined year ended December 31, 2019, which included $445,265 for our predecessor from January 1, 2019 to April 5, 2019 and $5,856,174 for our successor from April 6, 2019 to December 31, 2019 and a pro forma adjustment of $66,260 for the management fee to our manager. The net loss for the year ended December 31, 2020 was also affected by certain non-cash charges described below equal to $4,831,673 in the aggregate.

Non-GAAP to GAAP Reconciliation

This information statement contains financial measures that are not calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The non-GAAP financial measures are net loss before taxes for the year ended December 31, 2020 excluding the following non-cash charges (i) an adjustment in value of contingency of $138,922, (ii) a loss on extinguishment of debt of $1,756,095, (iii) a write-off of acquisition receivable of $809,000 and (iv) a non-cash charge to change in warrant liability expense of $2,127,656.

The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management, however, believes that these non-GAAP financial measures, when used in conjunction with the results presented in accordance with GAAP, may provide a more complete understanding of our results and may facilitate a fuller analysis of our results, particularly in evaluating performance from one period to another. Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of results and to illustrate the results giving effect to the non-GAAP adjustments shown in the reconciliation described in the next paragraph. Furthermore, the economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures. Management strongly encourages investors to review our consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by us may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

The following tables provides a reconciliation of the non-GAAP net loss before taxes to the comparable GAAP measure.

	Year Ended December 31, 2020
	GAAP	Elimination of Non-Cash Charges	Non-GAAP
Loss from operations	$(14,432,527)	$-	$(14,432,527)
Other income (expense)
Interest income	2,479	-	2,479
Financing costs	(762,911)	-	(762,911)
Adjustment in value of contingency	(138,922)	(138,922)	-
Interest expense	(870,847)	-	(870,847)
Loss on extinguishment of debt	(1,756,095)	(1,756,095)	-
Write-off of acquisition receivable	(809,000)	(809,000)	-
Change in fair value of warrant liability	(2,127,656)	(2,127,656)	-
Other income	25,945	-	25,945
Total other income (expense)	(6,437,007)	(4,831,673)	(1,605,334)
Net loss before income taxes	$(20,869,534)		$(16,037,861)

Liquidity and Capital Resources

As of December 31, 2020, we had cash and cash equivalents of $934,729 and restricted cash of $8,977,187. We have generated significant losses since our acquisition of Goedeker Television and have relied on cash on hand, external bank lines of credit, proceeds from our initial public offering described below, issuance of third party and related party debt and the issuance of a note to support cashflow from operations. For the year ended December 31, 2020, we incurred operating losses of approximately $14.4 million, cash flows from operations of $5.4 million, and negative working capital of $17.5 million.

On August 4, 2020, we completed an initial public offering of our common stock, pursuant to which we sold 1,111,200 shares of common stock, at a purchase price of $9.00 per share, for total gross proceeds of $10,000,800. After deducting the underwriting commission and offering expenses, we received net proceeds of $8,602,166. We used a portion of the proceeds from the initial public offering to pay off certain debt.

As noted above, we received net proceeds of $4,590,000 from the sale of notes and warrants on March 19, 2021. These proceeds will supplement our cash flow from operations and provide additional liquidity.

Management has prepared estimates of operations for fiscal years 2021 and 2022 and believes that sufficient funds will be generated from operations to fund our operations and to service our debt obligations for one year from the date of the filing of this information statement. We may, however, in the future require additional cash resources due to changing business conditions, implementation of our strategy to expand our business, or other investments or acquisitions we may decide to pursue. If our own financial resources are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities could result in dilution to our stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financial covenants that would restrict our operations. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, could limit our ability to expand our business operations and could harm our overall business prospects.

The impact of COVID-19 on our business has been considered in these assumptions; however, it is too early to know the full impact of COVID-19 or its timing on a return to more normal operations.

The accompanying consolidated financial statements have been prepared on a going concern basis under which we are expected to be able to realize our assets and satisfy our liabilities in the normal course of business.

Summary of Cash Flow

The following table provides detailed information about our net cash flow for all financial statement periods presented in this information statement.

	Year Ended	Year Ended December 31, 2019
	December 31, 2020 Successor	2019 Successor (As Restated)	2019 Predecessor	2019 Total (As Restated)
Net cash provided by (used in) operating activities	$5,408,883	$(2,299,215)	$611,268	$(1,687,947)
Net cash used in investing activities	(113,147)	(2,200)	-	(2,200)
Net cash provided by financing activities	4,144,872	2,772,723	-	2,772,723
Net change in cash	$9,440,608	$471,308	$611,268	$1,082,576

Our net cash provided by operating activities was $5,408,883 for the year ended December 31, 2020, as compared to net cash used in operating activities of $1,687,947 for the combined year ended December 31, 2019, which included net cash used in operating activities of $2,299,215 for our successor from April 6, 2019 to December 31, 2019 and net cash provided by operating activities of $611,268 for our predecessor from January 1, 2019 to April 5, 2019. For the year ended December 31, 2020, our net loss of $21,567,837 and an increase in merchandise inventory of $3,767,151, offset by an increase in customer deposits of $17,714,914, an increase in accounts payable and accrued expenses of $7,337,081, a change in fair value of warrant liability of $2,127,656 and a loss on extinguishment of debt of $1,756,095, were the primary drivers of the net cash provided by operating activities. For the combined year ended December 31, 2019, our net loss of $5,603,136, offset by increases in accounts payable and accrued expenses of $1,821,629 and merchandise inventory of $1,066,627, were the primary drivers of the net cash used in operating activities.

Our net cash used in investing activities was $113,147 for the year ended December 31, 2020, as compared to $2,200 for the year ended December 31, 2019, all of which was during the period from April 6, 2019 to December 31, 2019. The net cash used in investing activities for both years consisted entirely of purchases of property and equipment.

Our net cash provided by financing activities was $4,144,872 for the year ended December 31, 2020, as compared to $2,772,723 for the combined year ended December 31, 2019, all of which was during the period from April 6, 2019 to December 31, 2019. Net cash provided by financing activities for the year ended December 31, 2020 consisted of net proceeds of $8,602,166 from our initial public offering and $642,600 in proceeds from our Paycheck Protection Program loan, offset by payments of $2,883,754 on our notes payable (including repayment of our Paycheck Protection Program loan), payments of $771,431 on our convertible notes payable, net payments on lines of credit of $1,339,430 and $105,279 in loan financing costs. For the combined year ended December 31, 2019, net cash provided by financing activities consisted of proceeds from note payable of $1,500,000, net borrowings from lines of credit of $1,339,430 and proceeds from convertible notes payable of $650,000, offset by repayments on notes payable $357,207 and cash paid for financing costs of $359,500.

Initial Public Offering

On August 4, 2020, we sold 1,111,200 shares of common stock in connection with our initial public offering to the underwriters at a purchase price per share of $8.325 (the offering price to the public of $9.00 per share minus the underwriters’ discount) for total gross proceeds of $10,000,800. After deducting the underwriting commission and expenses, we received net proceeds of approximately $8,602,166. We also issued warrants for the purchase of 55,560 shares of common stock to affiliates of the underwriter, ThinkEquity, a division of Fordham Financial Management, Inc. The warrants are exercisable at any time and from time to time, in whole or in part, beginning on January 26, 2021 until July 30, 2025, at a per share exercise price equal to $11.25 (125% of the public offering price per share).

Term Loan

On August 25, 2020, we entered into a promissory note and security agreement with Arvest Bank for a loan in the principal amount of $3,500,000. As of December 31, 2020, the outstanding balance of this loan is $3,185,369, comprised of principal of $3,283,628, net of unamortized loan costs of $98,259.

The loan matures on August 25, 2025 and bears interest at 3.250% per annum; provided that, upon an event of default, the interest rate shall increase by 6% until paid in full. Pursuant to the terms of the loan agreement, we are required to make monthly payments of $63,353 beginning on September 25, 2020 and until the maturity date, at which time all unpaid principal and interest will be due. We may prepay the loan in full or in part at any time without penalty. The loan agreement contains customary events of default and affirmative and negative covenants for a loan of this type. The loan is secured by all financial assets credited to our securities account held by Arvest Investments, Inc.

Contractual Obligations

Our principal commitments consist mostly of obligations under the loan described above, the operating leases described under “Information About Goedeker—Facilities” and other contractual commitments described below.

Management Services Agreement

On April 5, 2019, we entered into a management services agreement with our manager, pursuant to which we appointed our manager to provide certain services to us for a quarterly management fee equal to $62,500. Under certain circumstances specified in the management services agreement, our quarterly fee may be reduced if similar fees payable to our manager by subsidiaries of our former parent company, 1847 Holdings LLC, exceed a threshold amount.

Pursuant to the management services agreement, we must also reimburse our manager for all costs and expenses which are specifically approved by our board of directors, including all out-of-pocket costs and expenses, that are actually incurred by our or our affiliates on our behalf in connection with performing services under the management services agreement.

The services provided by our manager include: conducting general and administrative supervision and oversight of our day-to-day business and operations, including, but not limited to, recruiting and hiring of personnel, administration of personnel and personnel benefits, development of administrative policies and procedures, establishment and management of banking services, managing and arranging for the maintaining of liability insurance, arranging for equipment rental, maintenance of all necessary permits and licenses, acquisition of any additional licenses and permits that become necessary, participation in risk management policies and procedures; and overseeing and consulting with respect to our business and operational strategies, the implementation of such strategies and the evaluation of such strategies, including, but not limited to, strategies with respect to capital expenditure and expansion programs, acquisitions or dispositions and product or service lines.

We expensed $250,000 and $183,790 in management fees for the years ended December 31, 2020 and 2019, respectively.

Earn Out Payments

Pursuant to the asset purchase agreement with Goedeker Television, it is entitled to receive the following earn out payments to the extent that our business achieves the applicable EBITDA (as defined in the asset purchase agreement) targets:

1.	An earn out payment of $200,000 if the EBITDA of our business for the trailing twelve (12) month period from the closing date is $2,500,000 or greater, which target was not met;

2.	An earn out payment of $200,000 if the EBITDA of our business for the trailing twelve (12) month period from the first anniversary of closing date is $2,500,000 or greater, which target we do not expect to meet; and

3.	An earn out payment of $200,000 if the EBITDA of our business for the trailing twelve (12) month period from the second anniversary of the closing date is $2,500,000 or greater. We expect to meet this target and adjusted the contingent note payable in the consolidated balance sheet to the present value of the amount due.

To the extent the EBITDA of our business for any applicable period is less than $2,500,000 but greater than $1,500,000, we must pay a partial earn out payment to Goedeker Television in an amount equal to the product determined by multiplying (i) the EBITDA Achievement Percentage by (ii) the applicable earn out payment for such period, where the “Achievement Percentage” is the percentage determined by dividing (A) the amount of (i) the EBITDA of our business for the applicable period less (ii) $1,500,000, by (B) $1,000,000. For avoidance of doubt, no partial earn out payments shall be earned or paid to the extent the EBITDA of our business for any applicable period is equal or less than $1,500,000.

To the extent Goedeker Television is entitled to all or a portion of an earn out payment, the applicable earn out payment(s) (or portion thereof) shall be paid on the date that is three (3) years from the closing date, and shall accrue interest from the date on which it is determined Goedeker Television is entitled to such earn out payment (or portion thereof) at a rate equal to five percent (5%) per annum, computed on the basis of a 360 day year for the actual number of days elapsed.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

The following discussion relates to critical accounting policies for our company. The preparation of consolidated financial statements in conformity with GAAP requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our consolidated financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial condition and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to our consolidated financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our consolidated financial statements:

Revenue Recognition and Cost of Revenue

We record revenue in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”), Topic 606. Revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASC 606 also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments.

We collect the full sales price from the customer at the time the order is placed, which is recorded as customer deposits on the accompanying consolidated balance sheet. We do not incur incremental costs obtaining purchase orders from customers, however, if we did, because all our contracts are less than a year in duration, any contract costs incurred would be expensed rather than capitalized.

The revenue that we recognize arises from orders we receive from our customers. Our performance obligations under the customer orders correspond to each sale of merchandise that we make to customers under the purchase orders; as a result, each purchase order generally contains only one performance obligation based on the merchandise sale to be completed.

Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, our products, which generally occurs when the customer assumes the risk of loss. The risk of loss shifts to the customer at different times depending on the method of delivery. We deliver products to our customers in three possible ways. The first way is through a shipment of the products through a third-party carrier from our warehouse to the customer (which we refer to as a company shipment). The second way is through a shipment of the products through a third-party carrier from a warehouse other than our warehouse to the customer (which we refer to as a drop shipment) and the third way is where we deliver the products to the customer and often also install the product (which we refer to as a local delivery). In the case of a local delivery, we load the product on to our own truck and deliver and install the product at the customer’s location. When a product is delivered through a local delivery, risk of loss passes to the customer at the time of installation and revenue is recognized upon installation at the customer’s location. In the case of a company shipment and a drop shipment, the delivery to the customer is made free on board, or FOB, shipping point (whether from our warehouse or a third party’s warehouse). Therefore, risk of loss and title transfers to the customer once the products are shipped (i.e., leaves our warehouse or a third-party’s warehouse). After shipment and prior to delivery, the customer is able to redirect the product to a different destination, which demonstrates the customer’s control over the product once shipped. Once the risk of loss has shifted to the customer, we have satisfied our performance obligation and we recognize revenue.

We agree with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In our contracts with customers, we allocate the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax, value added tax, and other tax we collect concurrently with revenue-producing activities are excluded from revenue.

Cost of revenue includes the cost of purchased merchandise plus the cost of shipping merchandise and where applicable installation, net of promotional rebates and other incentives received from vendors.

Substantially all our sales are to individual retail consumers.

Shipping and Handling ‒ We bill our customers for shipping and handling charges, which are included in net sales for the applicable period, and the corresponding shipping and handling expense is reported in cost of sales.

Disaggregated Revenue ‒ We disaggregate revenue from contracts with customers by product type, as we believe it best depicts how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors.

We also sell extended warranty contracts. We are an agent for the warranty company and earn a commission on the warranty contracts purchased by customers; therefore, the cost of the warranty contracts is netted against warranty revenue in the our consolidated statement of operations. We assume no liability for repairs to products on which we have sold a warranty contract.

We experience operational trends which are primarily holidays such as Presidents Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas and Black Friday and Cyber Monday.

Receivables

Receivables represent rebates receivable due from manufacturers from whom we purchase products and amounts due from credit card processors that do not settle within two days. Rebates receivable are stated at the amount that management expects to collect from manufacturers, net of accounts payable amounts due the vendor. Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on our assessment of the credit history with our manufacturers, we have concluded that there should be no allowance for uncollectible accounts. We historically collect substantially all of our outstanding rebates receivables. Uncollectible balances are expensed in the period it is determined to be uncollectible.

Merchandise Inventory

Inventory consists of finished products acquired for resale and is valued at the lower-of-cost-or-market with cost determined on an average item basis. We periodically evaluate the value of items in inventory and provide write-downs to inventory based on our estimate of market conditions.

Goodwill

We test our goodwill for impairment at least annually on December 31 and whenever events or circumstances change that indicate impairment may have occurred. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in our expected future cash flows; a significant adverse change in legal factors or in the business climate; unanticipated competition; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and our consolidated financial results.

We test goodwill by estimating fair value using a discounted cash flow model. The key assumptions used in the discounted cash flow model to determine the highest and best use of estimated future cash flows include revenue growth rates and profit margins based on internal forecasts, terminal value and an estimate of a market participant’s weighted-average cost of capital used to discount future cash flows to their present value. There were no impairment charges during the years ended December 31, 2020 and 2019.

Intangible Assets

As of December 31, 2020 and 2019, definite-lived intangible assets primarily consisted of tradenames and customer relationships which are being amortized over their estimated useful lives, or 5 years.

We periodically evaluate the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they are removed from the accounts. These assets are reviewed for impairment or obsolescence when events or changes in circumstances indicate that the carrying amount may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows or other valuation techniques. We have no intangibles with indefinite lives.

In applying the acquisition method of accounting, amounts assigned to identifiable assets and liabilities acquired were based on estimated fair values as of the date of acquisition, with the remainder recorded as goodwill. Identifiable intangible assets are initially valued at fair value using generally accepted valuation methods appropriate for the type of intangible asset. Identifiable intangible assets with definite lives are amortized over their estimated useful lives and are reviewed for impairment if indicators of impairment arise. Intangible assets with indefinite lives are tested for impairment within one year of acquisitions or annually as of December 1, and whenever indicators of impairment exist. The fair values of intangible assets are compared against their carrying values, and an impairment loss would be recognized for the amount by which a carrying amount exceeds its fair value.

Long-Lived Assets

We review our property and equipment and any identifiable intangibles (including ROU asset) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management upon triggering events. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Lease Liabilities

Lease liabilities and their corresponding right of use (“ROU”) assets are recorded based on the present value of lease payments over the expected lease term at the lease commencement date. As most of our leases do not provide an implicit rate, we use an estimated incremental borrowing rate (“IBR”) based on the information available at the commencement date of the respective lease to determine the present value of future payments. The determination of the IBR requires judgment and is primarily based on publicly available information for companies within the same industry and with similar credit profiles. We adjust the rate for the impact of collateralization, the lease term and other specific terms included in each lease arrangement. The IBR is determined at the lease commencement and is subsequently reassessed upon a modification to the lease arrangement.

Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

We review the ROU asset for impairment whenever events or changes in circumstances indicate that the carrying amount of the ROU asset may not be recoverable. When such events occur, we compare the carrying amount of the ROU asset to the undiscounted expected future cash flows related to the ROU asset. If the comparison indicates that an impairment exists, the amount of the impairment is calculated as the difference between the excess of the carrying amount over the fair value of the ROU asset. If a readily determinable market price does not exist, fair value is estimated using discounted expected cash flows attributable to the ROU asset.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS FOR APPLIANCES CONNECTION

The following discussion and analysis summarizes the significant factors affecting the operating results, financial condition, liquidity and cash flows of Appliances Connection as of and for the periods presented below. The following discussion and analysis should be read in conjunction with the financial statements and the related notes of Appliances Connection thereto included elsewhere in this information statement. The discussion contains forward-looking statements that are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. Actual results could differ materially from those discussed in or implied by forward-looking statements as a result of various factors, including those discussed below and elsewhere in this information statement, particularly in “Cautionary Statement Regarding Forward-Looking Statements.

Overview

Headquartered in Brooklyn, New York and founded in 1998, Appliances Connection is one of the leading retailers of household appliances with a 200,000 square foot warehouse in Hamilton, New Jersey and a 23,000 square foot showroom in Brooklyn, New York. In addition to selling appliances, it also sells furniture, fitness equipment, plumbing fixtures, televisions, outdoor appliances, and patio furniture, as well as commercial appliances for builder and business clients. It also provides appliance installation services and old appliance removal services. Appliances Connection serves retail customers, builders, architects, interior designers, restaurants, schools and other large corporations. It ships to 48 states in the Continental United States and offers nearly 300,000 products, from luxury brands like Viking, Miele, Thermador, Sub-Zero, Wolf, Forte, Ilve, and Bosch, to household favorites like GE, LG, Frigidaire and Whirlpool.

1 Stop, founded in 2000, specializes in the sale of appliances and consumer electronics, including laundry, refrigeration, and air conditioning appliances, ranges, dishwashers, plumbing fixtures, televisions and video monitors, home and office furniture, as well as home décor, fireplaces, generators and small appliances. 1 Stop operates out of its Brooklyn, New York showroom as well as through its website 1stopcamera.com.

Gold Coast, which has been in business since 2015, is primarily engaged in the retail sale of outdoor, cooking, air conditioning, refrigeration and laundry appliances and operates out of its Brooklyn, New York showroom as well as online at goldcoastappliances.com.

Joe’s Appliances, which was formed in 2018, is also primarily engaged in retail sale offerings of a comprehensive suite of major appliances, including outdoor, cooking, air conditioning, refrigeration and laundry appliances, and appliance services. Joe’s Appliances operates out if it’s Brooklyn, New York store location as well as online at its website, joesappliances.com.

Superior Deals is in the electrical appliances, television and radio sets industry, while also providing a full line of appliance accessories including power cords, hoses, connections, brackets, and water and air filters. Superior Deals has been in business since 2000, primarily serving customers in the New York metro area, as well as nationally through Appliances Connection’s retail website www.appliancesconnection.com.

YF Logistics, formed in 2014, is a full-service logistics company that fulfills customer orders for 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, utilizing its own in-house logistics team to ship, install, and service appliances and other products across the continental United States from its 200,000 square foot warehouse located in Hamilton, New Jersey.

Recent Developments

Impact of Coronavirus Pandemic

In late 2019, a novel strain of coronavirus, or COVID-19, was reported to have surfaced in Wuhan, China. The virus has since spread to over 150 countries and every state in the United States. On March 11, 2020, the World Health Organization declared the outbreak a pandemic, and on March 13, 2020, the United States declared a national emergency.

Most states and cities reacted by instituting quarantines, restrictions on travel, “stay at home” rules and restrictions on the types of businesses that could continue to operate, as well as guidance in response to the pandemic and the need to contain it. Appliances Connection’s retail facilities and warehouse were deemed essential businesses that were not subject to restrictions in New York and New Jersey, so they remained open and continued to operate. Therefore, the restrictions put in place have not had a materially negative impact on the operations Appliances Connection. However, the situation surrounding COVID-19 remains fluid, and we may be required to close or limit service offerings in our retail facilities or warehouse in response to guidance from applicable government and public health officials, which could adversely affect our operations and revenues.

In addition, Appliances Connection is dependent upon suppliers to provide it with all of the products that its sells. The pandemic has impacted and may continue to impact suppliers and manufacturers of certain products. As a result, Appliances Connection has faced and may continue to face delays or difficulty sourcing certain products, which could negatively affect its business and financial results. Even if Appliances Connection is able to find alternate sources for such products, they may cost more, which could adversely impact its profitability and financial condition.

The global deterioration in economic conditions, which may have an adverse impact on discretionary consumer spending, could also impact Appliances Connection’s business. For instance, consumer spending may be negatively impacted by general macroeconomic conditions, including a rise in unemployment, and decreased consumer confidence resulting from the pandemic. Changing consumer behaviors as a result of the pandemic may also have a material impact on Appliances Connection’s revenue.

Appliances Connection has taken steps to take care of its employees, including providing the ability for employees to work remotely and implementing strategies to support appropriate social distancing techniques for those employees who are not able to work remotely. Appliances Connection has also taken precautions with regard to employee, facility and office hygiene as well as implementing significant travel restrictions. Appliances Connection continues to assess business continuity plans for all business units in the context of the pandemic. This is a rapidly evolving situation, and Appliances Connection will continue to monitor and mitigate developments affecting its workforce, its suppliers, its customers and the public at large to the extent they are able to do so and it will continue to carefully review all rules, regulations, and orders and responding accordingly.

If the current pace of the pandemic cannot be slowed and the spread of the virus is not contained, Appliances Connection’s business operations could be further delayed or interrupted. It is expected that government and health authorities may announce new or extend existing restrictions, which could require Appliances Connection to make further adjustments to its operations in order to comply with any such restrictions. In addition, Appliances Connection’s operations could be disrupted if any of its employees were suspected of having the virus, which could require quarantine of some or all such employees or closure of its facilities for disinfection. The duration of any business disruption cannot be reasonably estimated at this time but may materially affect Appliances Connection’s ability to operate its business and result in additional costs.

The extent to which the pandemic may impact the results of Appliances Connection will depend on future developments, which are highly uncertain and cannot be predicted as of the date of this information statement, including new information that may emerge concerning the severity of the pandemic and steps taken to contain the pandemic or treat its impact, among others. Nevertheless, the pandemic and the current financial, economic and capital markets environment, and future developments in the global supply chain and other areas present material uncertainty and risk with respect to the performance, financial condition, results of operations and cash flows of Appliances Connection.

Principal Factors Affecting Financial Performance

Appliances Connection’s operating results are primarily affected by the following factors:

●	its ability to acquire new customers or retain existing customers;

●	its ability to offer competitive product pricing;

●	its ability to broaden product offerings;

●	industry demand and competition; and

●	market conditions and its market position.

Key Financial Operating Metrics

	Years Ended December 31,
	2020	2019
Site Sessions	31.0	17.6
Order History	$466,916,838	$252,349,786

A site session occurs when a person visits Appliances Connection’s website. An order occurs when a customer has visited the website and ordered one or more items and has paid for them. An order is paid for by the customer when the order is placed and booked as revenue by when the order is shipped.

Appliances Connection’s site sessions increased to approximately 31.0 million in the year ended December 31, 2020, as compared to approximately 17.6 million in the year ended December 31, 2019. These increased site sessions resulted in record orders in the year ended December 31, 2020.

Results of Operations

Comparison of Years Ended December 31, 2020 and 2019

The following table sets forth key components of the results of operations of Appliances Connection for the years ended December 31, 2020 and 2019, in dollars and as a percentage of net sales.

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Amount	% of Net Sales	Amount	% of Net Sales
Net sales	$312,608,528	100.00%	$219,333,461	100.00%
Cost of sales	247,379,397	79.13%	176,771,632	80.59%
Gross profit	65,229,131	20.87%	42,561,829	19.41%
Operating expenses
Personnel	13,563,628	4.34%	10,919,298	4.98%
Advertising	9,164,242	2.93%	5,073,731	2.31%
Bank and credit card fees	12,361,428	3.95%	9,413,611	4.29%
Depreciation and amortization	782,773	0.25%	553,357	0.25%
General and administrative	9,949,762	3.18%	7,095,979	3.24%
Total operating expenses	45,821,833	14.66%	33,055,976	15.07%
Income from operations	19,407,298	6.21%	9,505,853	4.33%
Other income (expense)
Other income	1,336,115	0.43%	1,880,282	0.86%
Other expense	(663,674)	(0.21)%	(247,539)	(0.11)%
Total other income (expense)	672,441	0.22%	1,632,743	0.74%
Net Income	$20,079,739	6.42%	$11,138,596	5.08%

Net sales. Appliances Connection generates revenue from the retail sale of home furnishings, including appliances, furniture, home goods, and related products. Its net sales increased by $93,275,067, or 42.53%, to $312,608,528 for the year ended December 31, 2020 from $219,333,461 for the year ended December 31, 2019. Such increase is due to increased demand for its home furnishings, appliances, furniture, home goods and related products due to increased advertising, as well as customers spending more time at their homes as a result of the ongoing COVID-19 pandemic, combined with governmental and enhanced unemployment benefits, and its position as an “essential business”. Additionally, management believes its net sales in the year ended December 31, 2020 were favorably impacted by a strong alignment of its technologically advanced online sales and infrastructure platform with current customer trends for online and phone-based shopping and decreased competition from certain of its competitors that are relatively more reliant on showroom and in-person sales that were closed for a portion of such period due to the pandemic.

Cost of sales. Cost of sales includes the cost of purchased merchandise plus freight and any applicable delivery charges from the vendors. Cost of sales increased by $70,607,765, or 39.94%, to $247,379,397 for the year ended December 31, 2020 from $176,771,632 for the year ended December 31, 2019. Such increase was generally in line with the increase in net sales. As a percentage of net sales, cost of sales decreased slightly from 80.59% in 2019 to 79.13% in 2020.

Personnel expenses. Personnel expenses include employee salaries and bonuses plus related payroll taxes as well as health insurance premiums. Personnel expenses increased by $2,644,330, or 24.22%, to $13,563,628 for the year ended December 31, 2020 from $10,919,298 for the year ended December 31, 2019. Such increase was due to additional payroll hours to support the increased sales in 2020, as well as increases in the minimum wage in New Jersey and Long Island. As a percentage of net sales, personnel expenses were 4.34% and 4.98% for the years ended December 31, 2020 and 2019, respectively.

Advertising expenses. Advertising expenses include the cost of marketing products and primarily include online search engine, digital, social media, television and radio advertising expenses. Advertising expenses increased by $4,090,511, or 80.62%, to $9,164,242 for the year ended December 31, 2020 from $5,073,731 for the year ended December 31, 2019. Such increase was due to increased investments in digital and social media engagement to capitalize on current customer trends for online shopping, as well as increased investment on television and radio to promote additional brand recognition. As a percentage of net sales, advertising expenses were 2.93% and 2.31% for the years ended December 31, 2020 and 2019, respectively.

Bank and credit card fees. Bank and credit card fees are primarily the fees paid to credit card processors for processing credit card payments made by customers. Bank and credit card fees increased by $2,947,817, or 31.31%, to $12,361,428 for the year ended December 31, 2020 from $9,413,611 for the year ended December 31, 2019. These fees are based on customer orders that are paid with a credit card (substantially all orders), so the increase was primarily due to the increase in customer orders as well as recent increases in interchange rates charged by credit card networks. As a percentage of net sales, bank and credit card fees were 3.95% and 4.29% for the years ended December 31, 2020 and 2019, respectively.

Depreciation and amortization. Depreciation and amortization was $782,773, or 0.25% of net sales, for the year ended December 31, 2020, as compared to $553,357, or 0.25% of net sales, for the year ended December 31, 2019.

General and administrative expenses. General and administrative expenses consist primarily of professional advisor fees, bad debts, rent expense, sales tax expense, insurance, and other expenses incurred in connection with general operations. General and administrative expenses increased by $2,853,783, or 40.22%, to $9,949,762 for the year ended December 31, 2020 from $7,095,979 for the year ended December 31, 2019. The primary increases are were increases in insurance, rent, and telephone service expenses and payments on notes payable used to finance purchases of transportation vehicles. As a percentage of net sales, general and administrative expenses were 3.18% and 3.24% for the years ended December 31, 2020 and 2019, respectively.

Total other income (expense). Total other income, net, was $672,441 for the for the year ended December 31, 2020, which included other income of $1,336,115 and other expense of $663,674. For the for the year ended December 31, 2019, total other income, net, was $1,632,743, which included other income of $1,880,282 and other expense of $247,539. Other income includes interest income on bank and vendor deposits and other expense includes interest expense on financed equipment.

Net income. As a result of the cumulative effect of the factors described above, net income was $20,079,739 for the year ended December 31, 2020, as compared to $11,138,596 for the year ended December 31, 2019, an increase of $8,941,143, or 80.27%. As a percentage of net sales, net income was 6.42% and 5.08% for the years ended December 31, 2020 and 2019, respectively.

Liquidity and Capital Resources

As of December 31, 2020, Appliances Connection had cash and cash equivalents of $14,842,912. To date, Appliances Connection has financed its operations primarily through revenue generated from operations.

Summary of Cash Flow

The following table provides detailed information about Appliances Connection’s net cash flow for all financial statement periods presented in this information statement.

	Year Ended December 31,
	2020	2019
Net cash provided by operating activities	$16,594,919	2,125,205
Net cash provided by (used in) investing activities	2,610	(68,636)
Net cash used in financing activities	(7,666,660)	(1,577,959)
Net change in cash	8,930,869	478,610
Cash at beginning of year	5,912,043	5,433,433
Cash at end of year	$14,842,912	$5,912,043

Net cash provided by operating activities was $16,594,919 and $2,125,205 for the years ended December 31, 2020 and 2019, respectively. For the year ended December 31, 2020, the primary drivers of the net cash provided by operating activities were net income of $20,079,739, an increase in accounts payable and accrued expenses of $5,959,575, an increase in customer deposits of $5,611,683 and operating lease right-of-use assets of $1,442,621, offset by a decrease in deposits with vendors of $9,728,097, a decrease in accounts receivable of $5,674,584 and operating lease liabilities of $1,363,066. For the year ended December 31, 2019, the primary drivers of the net cash provided by operating activities were net income of $11,138,596 and an increase in accounts payable and accrued expenses of $6,768,230, offset by decreases in customer deposits of $7,612,046, inventory of $3,934,936 and deposits with vendors of $3,236,141.

Net cash provided by investing activities was $2,610 for the year ended December 31, 2020, compared with net cash used in investing activities of $68,636 for the year ended December 31, 2019. The net cash provided by investing activities for the year ended December 31, 2020 consisted of proceeds from disposal of assets of $33,444, offset by purchases of property and equipment of $30,834, while the net cash used in investing activities for the year ended December 31, 2019 consisted entirely of purchases of property and equipment.

Net cash used in financing activities was $7,666,660 and $1,577,959 for the years ended December 31, 2020 and 2019, respectively. Net cash used in financing activities for the year ended December 31, 2020 consisted of distributions of $9,637,816, repayments on notes payable of $318,457 and repayments of financing lease liabilities of $19,978, offset by proceeds from PPP and EIDL (as defined below) loans of $2,309,591, while net cash used in financing activities for the year ended December 31, 2019 consisted of distributions of $1,318,549, repayments on notes payable of $241,647 and repayments of financing lease liabilities of $17,763.

Notes Payable

Appliances Connection has financed purchases of transportation vehicles with notes payable which are secured by the vehicles purchased. These notes have five-year terms and interest rates ranging from 3.09% to 5.74%. As of December 31, 2020, the outstanding balance of these notes is $1,687,285. We expect to repay these notes from the proceeds of the term loan described in the “Use of Proceeds” section above.

During the year ended December 31, 2020, Appliances Connection received Paycheck Protection Program, or PPP, loans pursuant to the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act, in an aggregate principal amount of $1,872,470, which have two-year maturities and bear interest at 1.0% per annum. The PPP loans may be prepaid in whole or in part without penalty. No interest payments are due within the initial six months of the PPP loans. The interest accrued during the initial six-month period is due and payable, together with the principal, on the maturity date. Appliances Connection intends to use all proceeds from the PPP loans to retain employees, maintain payroll and make lease and utility payments to support business continuity throughout the COVID-19 pandemic, which amounts are intended to be eligible for forgiveness, subject to the provisions of the CARES Act. As of December 31, 2020, the outstanding balance of the PPP loans is $1,872,470. Subsequent to December 31, 2020, Appliances Connection was notified by its bank that its application for forgiveness of the PPP loans had been approved and that the loans had been forgiven in their entirety.

Additionally, during the year ended December 31, 2020, pursuant to the Economic Injury Disaster Loan, or EIDL, program under the CARES Act, Appliances Connection entered into three promissory notes with the U.S. Small Business Administration with an aggregate principal amount of $412,200. The EIDL loans have thirty-year maturities and bear interest at 3.75% per annum. The EIDL loans are secured by all of the assets of 1 Stop, Gold Coast and YF Logistics. Installment payments, including principal and interest, will begin one-year from the origination date. The EIDL loans may be prepaid at any time prior to maturity with no prepayment penalties. As of December 31, 2020, the outstanding balance of the EIDL loans is $412,200. We expect to repay the EIDL loan from the proceeds of the term loan described in the “Use of Proceeds” section above.

Financing Leases

On March 3, 2018, Appliances Connection entered in an equipment financing lease to purchase a forklift for $59,326, maturing on March 2, 2023. As of December 31, 2020, the balance payable was $33,346.

On January 23, 2019, Appliances Connection entered in an equipment financing lease to purchase a forklift for $55,510, maturing on January 23, 2024. As of December 31, 2020, the balance payable was $36,828.

Contractual Obligations

Appliances Connection’s principal commitments consist mostly of obligations under the notes and financing leases described above and the operating leases described under “Information About Appliances Connection—Facilities” above.

Off-Balance Sheet Arrangements

Appliances Connection has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

The following discussion relates to critical accounting policies for Appliances Connection. The preparation of the combined financial statements in conformity with GAAP requires management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. Appliances Connection has identified certain accounting policies that are significant to the preparation of its combined financial statements. These accounting policies are important for an understanding of its financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of its financial condition and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to the combined financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of Appliances Connection’s combined financial statements:

Revenue Recognition and Cost of Revenue

Appliances Connection records revenue in accordance with FASB ASC Topic 606. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments. Appliances Connection’s adoption of this ASU resulted in no change to the Company’s results of operations or balance sheet.

Appliances Connection collects 100 percent of the payment for internet and phone orders, including tax in certain jurisdictions, from the customer at the time the order is placed. Customers placing orders with a purchase order are allowed to purchase on credit and make payment after receipt of product. Appliances Connection does not incur incremental costs obtaining purchase orders from customers; however, if Appliances Connection did, because all Appliances Connection’s contracts are less than a year in duration, any contract costs incurred would be expensed rather than capitalized.

Performance Obligations – The revenue that Appliances Connection recognizes arises from orders it receives from contracts with customers. Appliances Connection’s performance obligations under the customer orders correspond to each sale of merchandise that it makes to customers and each order generally contains only one performance obligation based on the merchandise sale to be completed. Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, Appliances Connection’s products, which generally occurs when the customer assumes the risk of loss. The transfer of control generally occurs at the point of pickup, shipment, or installation, depending on the type of order. Once this occurs, Appliances Connection has satisfied its performance obligation and Appliances Connection’s recognizes revenue.

Transaction Price ‒ Appliances Connection agrees with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In Appliances Connection’s contracts with customers, it allocates the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax that Appliances Connection collects concurrently with revenue-producing activities are excluded from revenue.

Cost of sales includes the cost of purchased merchandise plus freight and any applicable delivery charges from the vendor to Appliances Connection.

Substantially all Appliances Connection’s sales are to individual retail consumers (homeowners), builders, and designers. The large majority of customers are homeowners and their contractors, with the homeowner being key in the final decisions. Appliances Connection has a diverse customer base with no one customer accounting for more than five percent of total revenue.

Receivables

Receivables consists of customer’s balance payments for which Appliances Connection extends credit to certain homebuilders and designers based on prior business relationship, and vendor rebate receivables. Vendor rebates receivable represent amounts due from manufactures from whom Appliances Connection purchases products. Rebates receivable are stated at the amount that management expects to collect from manufacturers (vendors). Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on Appliances Connection’s assessment of the credit history with its manufacturers, it has concluded that there should be no allowance for uncollectible accounts.

Appliances Connection historically collects substantially all its trade receivables from customers and bad debt expense has been historically immaterial to the combined financial statements. Uncollectible balances are expensed in the period it is determined to be uncollectible. Appliances Connection had no significant concentrations of receivables balances as of December 31, 2020 and 2019.

Inventory

Inventory mainly consists of finished goods acquired for resale and is valued at the average cost determined on a specific item basis. Appliances Connection periodically evaluates the value of items in inventory and provides write-downs to inventory based on estimate of its ability to sell the item as well as general market conditions.

Property and Equipment

Property and equipment is stated at the historical cost. Maintenance and repairs of property and equipment are charged to operations as incurred. Leasehold improvements are amortized over the lesser of the base term of the lease or estimated life of the leasehold improvements.

Depreciation is computed using the straight-line method over estimated useful lives as follows:

Useful Life (Years)
Furniture and fixtures	7
Transportation equipment	5
Machinery and equipment	5-7
Office equipment	5-7
Leasehold improvements	Shorter of lease term of estimated useful life

Long-lived Assets

Appliances Connection reviews its property and equipment and any identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management if triggering events occur. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Cash, restricted cash receivables, inventory, and prepaid expenses approximate fair value. The fair value hierarchy is defined in the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

MARKET PRICE AND DIVIDEND INFORMATION

Market Information

Our common stock began trading on NYSE American under the symbol “GOED” on July 31, 2020.

1 Stop, Gold Coast, Superior Deals, Joe’s Appliances and YF Logistics are privately-held companies and their securities do not trade on any marketplace.

Number of Holders of our Common Stock

As of April 9, 2021, there were approximately 50 stockholders of record of our common stock. In computing the number of holders of record of our common stock, each broker-dealer and clearing corporation holding shares on behalf of its customers is counted as a single stockholder.

1 Stop, Gold Coast, Superior Deals and Joe’s Appliances are owned by Albert Fouerti, who will become the President of ACI and a member of our board of directors upon closing of the proposed acquisition, and Elie Fouerti, who will become the Vice President of ACI upon closing of the proposed acquisition. Youssef Fouerti owns 100% of YF Logistics. Please see Exhibit A to the purchase agreement, a copy of which is attached as Annex A hereto, for the precise ownership of Appliances Connection.

Dividend Policy

We have never declared or paid cash dividends on our common stock. We currently intend to retain all available funds and any future earnings for use in the operation of our business and do not anticipate paying any cash dividends on our common stock in the near future. Any future determination to declare dividends will be made at the discretion of our board of directors and will depend on our financial condition, operating results, capital requirements, contractual restrictions, general business conditions and other factors that our board of directors may deem relevant.

Appliances Connection has historically paid distributions to its owners. We do not anticipate that the combined company will pay dividends in accordance with our dividend policy described above.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our incentive plans as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	555,000	$9.00	-
Equity compensation plans not approved by security holders	-	-	-
Total	555,000	$9.00	-

On July 30, 2020, we established the Plan. The purpose of the Plan is to grant restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants. The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is 555,000 shares. Cancelled and forfeited stock options and stock awards may again become available for grant under the Plan. As of December 31, 2020, no shares remained available for issuance under the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 9, 2021 by (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of our common stock. Unless otherwise specified, the address of each of the persons set forth below is c/o our company, 13850 Manchester Rd., Ballwin, MO 63011.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Douglas T. Moore, CEO and Director(3)	Common Stock	65,790	1.07%
Robert D. Barry, CFO	Common Stock	12,433	*
Thomas S. Harcum, CMO and CTO	Common Stock	0	*
Jacob Guilhas, VP of Logistics	Common Stock	0	*
Michael K. Hargrave, Chief Merchant	Common Stock	0	*
Ellery W. Roberts, Chairman of the Board	Common Stock	1,375,597	22.51%
Edward J. Tobin, Director	Common Stock	960,680	15.72%
Ellette A. Anderson, Director	Common Stock	0	*
Clark R. Crosnoe. Director	Common Stock	0	*
Paul A. Froning, Director	Common Stock	42,628	*
Glyn C. Milburn, Director	Common Stock	0	*
All executive officers and directors (11 persons)	Common Stock	2,457,128	40.20%
Mike Goedeker(4)	Common Stock	534,375	8.74%
Steve Goedeker(5)	Common Stock	534,375	8.74%
Avi Geller(6)	Common Stock	503,369	8.24%

*	Less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our common stock.

(2)	A total of 6,111,200 shares of common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of April 9, 2021. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Consists of 65,790 shares of common stock which Mr. Moore has the right to acquire within 60 days through the exercise of vested options.

(4)	Based solely on the information set forth in the Schedule 13G filed by Michael Goedeker with the SEC on February 26, 2021.

(5)	Based solely on the information set forth in the Schedule 13G filed by Stephen Goedeker with the SEC on February 26, 2021.

(6)	Represents shares of common stock held by Leonite Capital LLC, or Leonite. Based on the information set forth in the Schedule 13G filed by Leonite with the SEC on October 26, 2020, Avi Geller is the Chief Investment Officer of Leonite and has voting and investment power over the securities held by it. Mr. Geller disclaims beneficial ownership of the shares held by Leonite except to the extent of his pecuniary interest, if any, in such shares. The address of Leonite is 1 Hillcrest Center Dr, Suite 232, Spring Valley, NY 10977.

We do not currently have any arrangements which if consummated may result in a change of control of our company.

EXECUTIVE COMPENSATION

Summary Compensation Table - Years Ended December 31, 2020 and 2019

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Douglas T. Moore,	2020	341,923	130,000	910,264	16,965	1,399,152
Chief Executive Officer	2019	133,727	35,000	-	9,465	178,192

Robert D. Barry,	2020	149,077	-	376,800	-	525,877
Chief Financial Officer(3)	2019	61,762	-	-	-	61,762

Thomas S. Harcum,	2020	131,923	-	157,000	17,470	306,393
Chief Marketing and Technology Officer	2019	-	-		-	-

(1)	The amount is equal to the aggregate grant-date fair value with respect to the awards, computed in accordance with FASB ASC Topic 718.

(2)	The amounts included for Mr. Moore for 2019 include reimbursement for accommodations in the amount of $6,955, reimbursement for airline tickets in the amount of $1,640, and reimbursement for car rental expenses in the amount of $870. In 2020, the amounts represent reimbursement for accommodations of $14,630 and $2,335 for 401(k) plan matches. For Mr. Harcum, the amount represents reimbursement for accommodations.

(3)	Mr. Barry was a part-time employee in 2019 following the acquisition of Goedeker Television until our initial public offering on July 31, 2020, at which time he became a full-time employee. Compensation for 2020 includes $55,385 as a part-time employee.

Employment Agreements

On August 15, 2019, we entered into an employment letter agreement with Mr. Moore setting forth the terms of the compensation for his services as Chief Executive Officer of our company. On April 21, 2020, we amended the employment letter agreement, which became effective upon closing of our initial public offering on August 4, 2020.  Pursuant to the employment letter agreement, as amended, Mr. Moore is entitled to an annual base salary of $400,000 and an annual incentive bonus of up to 100% of base to the extent that we achieve certain annual EBITDA objectives to be established by our compensation committee.  On August 19, 2020, we also granted Mr. Moore a special bonus of up to $125,000 to the extent that we achieve certain milestones. We also agreed to grant to Mr. Moore an option to purchase 263,158 shares of our common stock immediately following the closing of the initial public offering with an exercise price of $9.00, equal to the public offering price per share paid in the initial public offering. Vesting of the options will occur annually over a 4-year period in increments of 25% per year beginning on August 15, 2020.  Mr. Moore also received relocation compensation, including a signing bonus of $35,000, reimbursement of living and accommodations in the St. Louis area for up to six months, car rental expenses for up to two months, and reimbursement of once monthly round trip airline tickets to St. Louis for either Mr. Moore or his spouse until April 2020. Mr. Moore is also entitled to a 15% discount on all purchases from our company. He is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position.  Mr. Moore’s employment is at-will and may be terminated by us at any time. Mr. Moore may terminate his employment upon 90 days’ notice. If we terminate Mr. Moore’s employment without cause, he is entitled to six months of base compensation, which will be paid in a lump sum upon termination. The employment letter agreement contains restrictive covenants prohibiting Mr. Moore from (i) owning or operating a business that competes with our company during the term of his employment and for a period of one year following the termination of his employment or (ii) soliciting our employees for a period of two years following the termination of his employment.

On April 21, 2020, we entered into an employment letter agreement with Robert D. Barry setting forth the terms of the compensation for his services as Chief Financial Officer of our company.  This employment letter agreement became effective upon closing of our initial public offering on August 4, 2020.  Pursuant to the employment letter agreement, Mr. Barry is entitled to an annual base salary of $250,000 and an annual incentive bonus of up to 50% of base to the extent that we achieve certain annual EBITDA objectives to be established by our compensation committee.  Mr. Barry is also entitled to a 15% discount on all purchases from our company. He is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position.  Mr. Barry’s employment is at-will and may be terminated by us at any time. Mr. Barry may terminate his employment upon 90 days’ notice. If we terminate Mr. Barry’s employment without cause, he is entitled to six months of base compensation, which will be paid in a lump sum upon termination. The employment letter agreement contains restrictive covenants prohibiting Mr. Barry from (i) owning or operating a business that competes with our company during the term of his employment and for a period of one year following the termination of his employment or (ii) soliciting our employees for a period of two years following the termination of his employment.

On December 13, 2019, we entered into an employment offer letter with Thomas S. Harcum setting forth the terms of the compensation for his services as Chief Marketing Officer and Chief Technology Officer of our company, effective as of January 6, 2020.  Pursuant to the employment offer letter, Mr. Harcum is entitled to an annual base salary of $140,000 and an annual incentive bonus of up to 20% of base to the extent that we achieve certain annual EBITDA objectives to be established by our compensation committee. He is also eligible to participate in all employee benefit plans, including health insurance, commensurate with his position.  Mr. Harcum’s employment is at-will and may be terminated by us at any time.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2020.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Douglas T. Moore	65,790	197,368	-	$9.00	08/04/2030
Robert D. Barry	-	120,000	-	$9.00	09/10/2030
Thomas S. Harcum	-	50,000	-	$9.00	09/10/2030

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan or nonqualified deferred compensation plan. We currently make available a retirement plan intended to provide benefits under Section 401(k) of the Code, pursuant to which employees, including the executive officers named above, can make voluntary pre-tax contributions. We currently match 100% of elective deferrals up to 3% of compensation and 50% of elective deferrals for next 2% of compensation. These matching contributions vest 100% following 60 days of the participant’s employment. All contributions under the plan are subject to certain annual dollar limitations, which are periodically adjusted for changes in the cost of living. See “—Summary Compensation Table - Years Ended December 31, 2020 and 2019” for matches made for the executive officers named above.

Potential Payments Upon Termination or Change in Control

As described under “—Employment Agreements” above, Messrs. Moore and Barry are entitled severance if their employment is terminated without cause.

In the event of a change in control (as defined in our 2020 Equity Incentive Plan), all options issued to the executive officers named above shall become immediately vested and exercisable with respect to 100% of the shares subject to the option.

Director Compensation

We have agreed to pay our independent directors a fee of $35,000 per year, which is payable monthly commencing in the first month following the closing of the of our initial public offering in August 2020. We also agreed to reimburse the independent directors for pre-approved reasonable business expenses incurred in good faith in connection with the performance of their duties for us.

The table below sets forth the compensation to our independent directors during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Ellette A. Anderson	14,583	14,583
Clark R. Crosnoe	14,583	14,583
Paul A. Froning	14,583	14,583
Glyn C. Milburn	14,583	14,583

STOCKHOLDERS ENTITLED TO INFORMATION STATEMENT

This information statement is being mailed to you on or about [ ], 2021.  We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

On April 9, 2021, our board of directors established April 9, 2021 as the record date for the determination of stockholders entitled to receive this information statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We may deliver only one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this information statement to a stockholder at a shared address to which a single copy was delivered, upon written or oral request to us at the following address and telephone number:

13850 Manchester Rd.

Ballwin, MO 63011

Attn: Corporate Secretary

Phone: 888-768-1710

In addition, a stockholder can direct a notification to us at the phone number and mailing address listed above that the stockholder wishes to receive a separate information statement in the future. Stockholders sharing an address that receive multiple copies can request delivery of a single copy of the information statements by contacting us at the phone number and mailing address listed above.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports, proxy statements and other information with the SEC. These periodic reports, proxy statements and other information are available for inspection and copying at the SEC’s public reference facilities and the website of the SEC referred to above. Additionally, we will make these filings available, free of charge, on our website at www.goedekers.com as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. The information on our website, other than these filings, is not, and should not be, considered part of this information statement and is not incorporated by reference into this document.

FINANCIAL STATEMENTS

Page
Audited Consolidated Financial Statements of 1847 Goedeker Inc. as of and for the Years Ended December 31, 2020 and 2019	F-2
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Balance Sheets as of December 31, 2020 and 2019 (as Restated)	F-4
Consolidated Statements of Operations for the Year Ended December 31, 2020 and the Period from April 6, 2019 to December 31, 2019 (Successor) (as Restated) and for the Period from January 1, 2019 to April 5, 2019 (Predecessor)	F-5
Statement of Stockholders’ Equity for Predecessor for the Period from January 1, 2019 to April 5, 2019	F-6
Consolidated Statement of Stockholder’s Deficit for Successor for the Year Ended December 31, 2020 and the Period from April 5, 2019 to December 31, 2019 (as Restated)	F-7
Consolidated Statements of Cash Flows for the Year Ended December 31, 2020 and the Period from April 6, 2019 to December 31, 2019 (Successor) (as Restated) and for the Period from January 1, 2019 to April 5, 2019 (Predecessor)	F-8
Notes to Consolidated Financial Statements	F-9
Audited Combined Financial Statements of 1 Stop Electronics Center, Inc., YF Logistics LLC, Gold Coast Appliances, Inc., Joe’s Appliances LLC and Superior Deals Inc. (dba Appliances Connection) as of and for the Years Ended December 31, 2020 and 2019	F-33
Report of Independent Registered Public Accounting Firm	F-34
Combined Balance Sheets as of December 31, 2020 and 2019	F-35
Combined Statements of Income and Changes in Owners’ Equity for the Years Ended December 31, 2020 and 2019	F-36
Combined Statements of Cash Flows for the Years Ended December 31, 2020 and 2019	F-37
Notes to Combined Financial Statements	F-38
Unaudited Pro Forma Combined Financial Statements	F-50
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2020	F-51
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2020	F-52
Notes to Unaudited Pro Forma Combined Financial Statements	F-53

1847 GOEDEKER INC.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

1847 Goedeker Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of 1847 Goedeker Inc. and subsidiary (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of operations, stockholder’s deficit, and cash flows for the year ended December 31, 2020 and the period from April 6, 2019 through December 31, 2019 (effective April 6, 2019, the “Successor Company”), the period from January 1, 2019 through April 5, 2019 (pre-April 6, 2019, the “Predecessor Company”), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Successor Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the year ended December 31, 2020 and for the period from April 6, 2019 through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America. Further, in our opinion, the Predecessor Company financial statements referred to above present fairly, in all material respects, the results of its operations and cash flows for the period from January 1, 2019 through April 5, 2019 in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statements

As discussed in Note 3 to the consolidated financial statements, the Company has restated its 2019 financial statements to correct errors.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2020. Marlton, New Jersey
March 29, 2021

1847 GOEDEKER INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2020	December 31, 2019
		(As Restated)
ASSETS
Current Assets
Cash and cash equivalents	$934,729	$471,308
Restricted cash	8,977,187	-
Receivables	1,998,232	1,455,248
Vendor deposits	547,648	294,960
Merchandise inventory, net	5,147,241	1,380,090
Prepaid expenses and other current assets	635,084	892,796
Total Current Assets	18,240,121	4,494,402
Property and equipment, net	245,948	185,606
Operating lease right-of-use assets, net	1,578,235	2,000,755
Goodwill	4,725,689	4,603,953
Intangible assets, net	1,381,937	1,878,844
Deferred tax assets	-	698,303
Other long-term assets	45,000	45,000
TOTAL ASSETS	$26,216,930	$13,906,863

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$12,701,715	$5,375,420
Customer deposits	21,879,210	4,164,296
Advances, related party	-	137,500
Lines of credit	-	1,250,930
Current portion of notes payable, related parties	-	1,068,075
Current portion of notes payable	663,339	999,200
Convertible notes payable	-	584,943
Warrant liability	-	122,344
Current portion of operating lease liabilities	450,712	422,520
Total Current Liabilities	35,694,976	14,125,228
Notes payable, related parties, net of current portion	-	2,232,369
Notes payable, net of current portion	2,522,030	-
Operating lease liabilities, net of current portion	1,127,523	1,578,235
Contingent note payable	188,170	49,248
TOTAL LIABILITIES	39,532,699	17,985,080
Stockholders’ Deficit
Preferred stock, $.0001 par value, 20,000,000 shares authorized; none issued and outstanding at December 31, 2020 or 2019	-	-
Common stock, $.0001 par value, 200,000,000 shares authorized; 6,111,200 and 4,750,000 shares issued and outstanding as of December 31, 2020 and 2019, respectively	611	475
Additional paid-in capital	13,409,328	1,079,179
Accumulated deficit	(26,725,708)	(5,157,871)
Total Stockholders’ Deficit	(13,315,769)	(4,078,217)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$26,216,930	$13,906,863

The accompanying notes are an integral part of these consolidated financial statements

1847 GOEDEKER INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Successor		Predecessor
	Year Ended December 31, 2020	Period from April 6, 2019 through December 31, 2019	Period from January 1, 2019 through April 5, 2019
		(As Restated)
Product sales, net	$55,133,653	$34,668,112	$12,946,901
Cost of goods sold	47,878,541	28,596,129	11,004,842
Gross profit	7,255,112	6,071,983	1,942,059

Operating Expenses
Personnel	6,565,380	2,909,751	913,919
Advertising	4,865,361	1,996,507	714,276
Bank and credit card fees	1,806,620	870,877	329,247
Depreciation and amortization	549,712	271,036	9,675
General and administrative	7,900,566	4,728,571	451,214
Total Operating Expenses	21,687,639	10,776,742	2,418,331

LOSS FROM OPERATIONS	(14,432,527)	(4,704,759)	(476,272)

Other Income (Expense)
Interest income	2,479	-	23,807
Financing costs – amortization of debt discount	(762,911)	(520,160)	-
Adjustment in value of contingency	(138,922)	32,246
Interest expense	(870,847)	(785,411)	-
Loss on extinguishment of debt	(1,756,095)	-	-
Write-off of acquisition receivable	(809,000)	-	-
Change in fair value of warrant liability	(2,127,656)	106,900	-
Other income	25,945	15,010	7,200
Total Other Income (Expense)	(6,437,007)	(1,151,415)	31,007

NET LOSS BEFORE INCOME TAXES	(20,869,534)	(5,856,174)	(445,265)

INCOME TAX BENEFIT (EXPENSE)	(698,303)	698,303	-

NET LOSS	$(21,567,837)	$(5,157,871)	$(445,265)

LOSS PER COMMON SHARE – BASIC AND DILUTED	$(3.95)	$(1.03)	$(63.61)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED	5,463,603	5,000,000	7,000

The accompanying notes are an integral part of these consolidated financial statements

1847 GOEDEKER INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

(PREDECESSOR)

	Common Stock		Additional Paid-in	Retained	Total Stockholders’
	Shares	Amount	Capital	Earnings	Equity
Balance, December 31, 2018	7,000	$7,000	$707,049	$2,684,628	$3,398,677
Net loss for the period from January 1, 2019 through April 5, 2019	-	-	-	(445,265)	(445,265)
Balance, April 5, 2019	7,000	$7,000	$707,049	$2,239,363	$2,953,412

The accompanying notes are an integral part of consolidated these financial statements

1847 GOEDEKER INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

(SUCCESSOR)

For the Period from April 6, 2019 through December 31, 2019 (as Restated)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Capital	Deficit	(Deficit)
Balance, April 6, 2019	-	$-	$-	$-	$-
Capital contribution by Holdco for the acquisition of Goedeker Television Co.	4,750,000	475	786,506	-	786,981
Issuance of warrants in connection with notes payable	-	-	292,673	-	292,673
Net loss for the period from April 6, 2019 through December 31, 2019	-	-	-	(5,157,871)	(5,157,871)
Balance, December 31, 2019	4,750,000	$475	$1,079,179	$(5,157,871)	$(4,078,217)

For the Year Ended December 31, 2020

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance, January 1, 2020 (as restated)	4,750,000	$475	$1,079,179	$(5,157,871)	$(4,078,217)
Issuance of 1847 Holdings warrants in connection with notes payable	-	-	566,711	-	566,711
Forgiveness of related party debt	-	-	137,500	-	137,500
Issuance of 1847 Holdings shares in connection with conversion of notes payable	-	-	375,000	-	375,000
Issuance of common stock for cash	1,111,200	111	8,602,055	-	8,602,166
Issuance of common stock in connection with exercise of warrant	250,000	25	2,249,975	-	2,250,000
Stock-based compensation expense	-	-	398,908	-	398,908
Net loss	-	-	-	(21,567,837)	(21,567,837)
Balance, December 31, 2020	6,111,200	$611	$13,409,328	$(26,725,708)	$(13,315,769)

The accompanying notes are an integral part of these consolidated financial statements

1847 GOEDEKER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor		Predecessor
	Year Ended December 31, 2020	Period from April 6, 2019 through December 31, 2019	Period from January 1, 2019 through April 5, 2019
		(As Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(21,567,837)	$(5,157,871)	$(445,265)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	549,712	271,036	9,675
Amortization of finance costs	681,976	599,814	-
Loss on extinguishment of debt	1,756,095	-	-
Write-off of acquisition receivable	809,000	-	-
Adjustment in contingent liability	138,922	(32,246)	-
Stock-based compensation	398,908	-	-
Change in fair value of warrant liability	2,127,656	(106,900)	-
Non-cash lease expense	422,520	299,245	-
Deferred tax assets	698,303	(698,303)	-
Changes in operating assets and liabilities:
Receivables	(664,720)	(999,066)	1,730,079
Vendor deposits	(252,688)	(294,960)	(73,770)
Merchandise inventory	(3,767,151)	471,161	595,466
Prepaid expenses and other assets	(551,288)	167,066	2,784
Accounts payable and accrued expenses	7,337,081	1,625,064	196,565
Customer deposits	17,714,914	1,855,990	(1,404,266)
Operating lease liabilities	(422,520)	(299,245)	-
Net cash provided by (used in) operating activities	5,408,883	(2,299,215)	611,268
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(113,147)	(2,200)	-
Net cash used in investing activities	(113,147)	(2,200)	-
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net	8,602,166	-	-
Proceeds from note payable	642,600	1,500,000	-
Payments on notes payable	(2,883,754)	(357,207)	-
Proceeds from convertible notes payable	-	650,000	-
Payments on convertible notes payable	(771,431)	-
Net borrowings (payments) on lines of credit	(1,339,430)	1,339,430	-
Cash paid for financing costs	(105,279)	(359,500)	-
Net cash provided by financing activities	4,144,872	2,772,723	-
NET CHANGE IN CASH AND RESTRICTED CASH	9,440,608	471,308	611,268
CASH AND RESTRICTED CASH, BEGINNING OF YEAR	471,308	-	1,525,693
CASH AND RESTRICTED CASH, END OF YEAR	$9,911,916	$471,308	$2,136,961

Cash, cash equivalents and restricted cash consist of the following:
End of year
Cash and cash equivalents	$934,726	$471,308	$-
Restricted cash	8,977,187	-	-
	$9,911,916	$471,308	$-

Cash, cash equivalents and restricted cash consist of the following:
Beginning of year
Cash and cash equivalents	$471,308	$-	$1,525,693
Restricted cash	-	-	-
	$471,308	$-	$1,525,693

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$764,424	$292,890	$-
Cash paid for taxes	$-	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES
Operating lease right-of-use asset and liability	$-	$2,300,000	$-
Debt discounts on notes payable	$-	$64,286	$-
Warrants in 1847 Holdings contributed on notes payable	$566,711	$292,673	$-
1847 Holdings common shares contributed on note payable	$-	$137,500	$-
Acquisition of Goedeker Television Co.	$-	$4,725,689	$-
Conversion of debt through issuance of 1847 Holdings common shares	$375,000	$-	$-
Derecognition of related party debt	$137,500	$-	$-
Adjustment to fair value of goodwill based on final purchase price allocation	$121,736	$-	$-
Conversion of warrant into common stock	$2,250,000	$-	$-
Issuance of note payable to repay Seller note	$3,500,000	$-	$-

The accompanying notes are an integral part of these consolidated financial statements

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 1—ORGANIZATION AND NATURE OF BUSINESS

1847 Goedeker Inc. (the “Company”) was formed under the laws of the State of Delaware on January 10, 2019 for the sole purpose of acquiring the business of Goedeker Television Co. Prior to the acquisition, the Company did not have any operations other than operations relating to its incorporation and organization.

On April 5, 2019, the Company acquired substantially all the assets and assumed substantially all the liabilities of Goedeker Television Co., a Missouri corporation (“Goedeker”). As a result of this transaction, the Company acquired the former business of Goedeker and continues to operate this business.

October 20, 2020, the Company formed Appliances Connection Inc. (“ACI”) as a wholly owned subsidiary in the State of Delaware. At December 31, 2020, ACI had no assets or liabilities.

The Company is a one-stop e-commerce destination for home furnishings, including appliances, furniture, home goods and related products. Since Goedeker’s founding in 1951, it has evolved from a local brick and mortar operation serving the St. Louis metro area to a large nationwide omnichannel retailer that offers one-stop shopping. While the Company still maintains its St. Louis showroom, over 95% of its sales are placed through its website at www.goedekers.com.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements of the Company and ACI have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are presented in US dollars.

Management has analyzed the impact of the Coronavirus pandemic (“COVID-19”) on its consolidated financial statements as of December 31, 2020 and has determined that the changes to its significant judgments and estimates did not have a material impact with respect to goodwill, intangible assets or long-lived assets.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its consolidated subsidiary, ACI. All significant intercompany balances and transactions have been eliminated in consolidation. The Company does not have a majority or minority interest in any other company, either consolidated or unconsolidated.

Stock Split

On July 30, 2020, the Company completed a 4,750-for-1 forward stock split of its outstanding common stock. As a result of this stock split, the Company’s issued and outstanding common stock increased from 1,000 to 4,750,000 shares. Accordingly, all share and per share information has been restated to retroactively show the effect of this stock split.

Predecessor and Successor Reporting

The acquisition of Goedeker, as described in Note 1, was accounted for under the acquisition method of accounting in accordance with GAAP. For the purpose of financial reporting, Goedeker was deemed to be the predecessor company and the Company is deemed to be the successor company in accordance with the rules and regulations issued by the Securities and Exchange Commission. The assets and liabilities of Goedeker were recorded at their respective fair values as of the acquisition date. Fair value adjustments related to the transaction are reflected in the books of the Company, resulting in assets and liabilities of the Company being recorded at fair value at April 6, 2019. Therefore, the Company’s financial information prior to the transaction is not comparable to its financial information subsequent to the transaction.

As a result of the impact of pushdown accounting, the consolidated financial statements and certain note presentations separate the Company’s presentations into two distinct periods, the period before the consummation of the transaction (labeled “Predecessor”) and the period after that date (labeled “Successor”), to indicate the application of a different basis of accounting between the periods presented.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and equivalents include: (1) currency on hand, (2) demand deposits with banks or financial institutions, (3) other kinds of accounts that have the general characteristics of demand deposits, and (4) short-term, highly liquid investments that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. The majority of payments due from financial institutions for the settlement of credit card and debit card transactions process within two business days and are, therefore, classified as cash and cash equivalents. Other payment methods that take more time to settle are classified as receivables.

Restricted cash includes $3,298,529 pledged to secure a note, $100,000 to secure a vendor letter of credit and $5,578,658 withheld by credit card processors as security for the Company’s customer refund claims and credit card chargebacks. The cash pledged to secure the note payable will be released as the note is repaid, the cash pledged to secure the letter of credit will be released when the vendor offers the Company credit terms, and the cash held by credit card processors will be released at the discretion of the credit card companies.

Revenue Recognition and Cost of Revenue

The Company records revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606. Revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASC 606 also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments.

The Company collects the full sales price from the customer at the time the order is placed, which is recorded as customer deposits on the accompanying consolidated balance sheet. The Company does not incur incremental costs obtaining purchase orders from customers, however, if the Company did, because all the Company’s contracts are less than a year in duration, any contract costs incurred would be expensed rather than capitalized.

The revenue that the Company recognizes arises from orders it receives from its customers. The Company’s performance obligations under the customer orders correspond to each sale of merchandise that it makes to customers under the purchase orders; as a result, each purchase order generally contains only one performance obligation based on the merchandise sale to be completed.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, the Company’s products, which generally occurs when the customer assumes the risk of loss. The risk of loss shifts to the customer at different times depending on the method of delivery. The Company delivers products to its customers in three possible ways. The first way is through a shipment of the products through a third-party carrier from the Company’s warehouse to the customer (a “Company Shipment”). The second way is through a shipment of the products through a third-party carrier from a warehouse other than the Company’s warehouse to the customer (a “Drop Shipment”) and the third way is where the Company itself delivers the products to the customer and often also installs the product (a “Local Delivery”). In the case of a Local Delivery, the Company loads the product on to its own truck and delivers and installs the product at the customer’s location. When a product is delivered through a Local Delivery, risk of loss passes to the customer at the time of installation and revenue is recognized upon installation at the customer’s location. In the case of a Company Shipment and a Drop Shipment, the delivery to the customer is made free on board, or FOB, shipping point (whether from the Company’s warehouse or a third party’s warehouse). Therefore, risk of loss and title transfers to the customer once the products are shipped (i.e., leaves the Company’s warehouse or a third-party’s warehouse). After shipment and prior to delivery, the customer is able to redirect the product to a different destination, which demonstrates the customer’s control over the product once shipped. Once the risk of loss has shifted to the customer, the Company has satisfied its performance obligation and the Company recognizes revenue.

The Company agrees with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In the Company’s contracts with customers, it allocates the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax, value added tax, and other tax the Company collects concurrently with revenue-producing activities are excluded from revenue.

Cost of revenue includes the cost of purchased merchandise plus the cost of shipping merchandise and where applicable installation, net of promotional rebates and other incentives received from vendors.

Substantially all the Company’s sales are to individual retail consumers.

Shipping and Handling ‒ The Company bills its customers for shipping and handling charges, which are included in net sales for the applicable period, and the corresponding shipping and handling expense is reported in cost of sales.

Disaggregated Revenue ‒ The Company disaggregates revenue from contracts with customers by product type, as it believes it best depicts how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors.

The Company’s disaggregated revenue by product type is as follows:

	Successor		Predecessor
	Year Ended December 31, 2020	Period from April 6, 2019 through December 31, 2019	Period from January 1, 2019 through April 5, 2019
Appliance sales	$40,113,568	$28,487,053	$9,784,525
Furniture sales	11,800,277	4,405,866	2,456,085
Other sales	3,219,808	1,775,193	706,291
Total	$55,133,653	$34,668,112	$12,946,901

The Company also sells extended warranty contracts. The Company is an agent for the warranty company and earns a commission on the warranty contracts purchased by customers; therefore, the cost of the warranty contracts is netted against warranty revenue in the accompanying consolidated statement of operations. The Company assumes no liability for repairs to products on which it has sold a warranty contract.

The Company experiences operational trends which are primarily holidays such as Presidents Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, and Christmas and Black Friday and Cyber Monday.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Receivables

Receivables represent rebates receivable due from manufacturers from whom the Company purchases products and amounts due from credit card processors that do not settle within two days. Rebates receivable are stated at the amount that management expects to collect from manufacturers, net of accounts payable amounts due the vendor. Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on the Company’s assessment of the credit history with its manufacturers, it has concluded that there should be no allowance for uncollectible accounts. The Company historically collects substantially all of its outstanding rebates receivables. Uncollectible balances are expensed in the period it is determined to be uncollectible.

Merchandise Inventory

Inventory consists of finished products acquired for resale and is valued at the lower-of-cost-or-market with cost determined on an average item basis. The Company periodically evaluates the value of items in inventory and provides write-downs to inventory based on its estimate of market conditions.

Property and Equipment

Property and equipment is stated at the historical cost. Maintenance and repairs of property and equipment are charged to operations as incurred. Leasehold improvements are amortized over the lesser of the base term of the lease or estimated life of the leasehold improvements. Depreciation is computed using the straight-line method over estimated useful lives as follows:

Category	Useful Life (Years)
Machinery and equipment	5
Office equipment	5
Vehicles	5

Goodwill

The Company tests its goodwill for impairment at least annually on December 31 and whenever events or circumstances change that indicate impairment may have occurred. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in the Company’s expected future cash flows; a significant adverse change in legal factors or in the business climate; unanticipated competition; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of goodwill and the Company’s consolidated financial results.

The Company tests goodwill by estimating fair value using a Discounted Cash Flow (“DCF”) model. The key assumptions used in the DCF model to determine the highest and best use of estimated future cash flows include revenue growth rates and profit margins based on internal forecasts, terminal value and an estimate of a market participant’s weighted-average cost of capital used to discount future cash flows to their present value. There were no impairment charges during the years ended December 31, 2020 and 2019.

Intangible Assets

As of December 31, 2020 and 2019, definite-lived intangible assets primarily consisted of tradenames and customer relationships which are being amortized over their estimated useful lives, or 5 years.

The Company periodically evaluates the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they are removed from the accounts. These assets are reviewed for impairment or obsolescence when events or changes in circumstances indicate that the carrying amount may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows or other valuation techniques. The Company has no intangibles with indefinite lives.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

In applying the acquisition method of accounting, amounts assigned to identifiable assets and liabilities acquired were based on estimated fair values as of the date of acquisition, with the remainder recorded as goodwill. Identifiable intangible assets are initially valued at fair value using generally accepted valuation methods appropriate for the type of intangible asset. Identifiable intangible assets with definite lives are amortized over their estimated useful lives and are reviewed for impairment if indicators of impairment arise. Intangible assets with indefinite lives are tested for impairment within one year of acquisitions or annually as of December 1, and whenever indicators of impairment exist. The fair values of intangible assets are compared against their carrying values, and an impairment loss would be recognized for the amount by which a carrying amount exceeds its fair value. At December 31, 2020 and 2019, there were no impairments in intangible or the right of use (“ROU”) assets.

Long-Lived Assets

The Company reviews its property and equipment and any identifiable intangibles (including ROU asset) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management upon triggering events. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell. At December 31, 2020 and 2019, there were no impairments in long-lived assets.

Lease Liabilities

Lease liabilities and their corresponding ROU assets are recorded based on the present value of lease payments over the expected lease term at the lease commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses an estimated incremental borrowing rate (“IBR”) based on the information available at the commencement date of the respective lease to determine the present value of future payments. The determination of the IBR requires judgment and is primarily based on publicly available information for companies within the same industry and with similar credit profiles. The Company adjusts the rate for the impact of collateralization, the lease term and other specific terms included in each lease arrangement. The IBR is determined at the lease commencement and is subsequently reassessed upon a modification to the lease arrangement.

Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

The Company reviews the ROU asset for impairment whenever events or changes in circumstances indicate that the carrying amount of the ROU asset may not be recoverable. When such events occur, the Company compares the carrying amount of the ROU asset to the undiscounted expected future cash flows related to the ROU asset. If the comparison indicates that an impairment exists, the amount of the impairment is calculated as the difference between the excess of the carrying amount over the fair value of the ROU asset. If a readily determinable market price does not exist, fair value is estimated using discounted expected cash flows attributable to the ROU asset.

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Cash, restricted cash, receivables, inventory, and prepaid expenses approximate fair value, due to their short-term nature. The fair value hierarchy is defined in the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Customer Deposits

Customer deposits represent the amount collected from customers when an order is placed. The deposits are transferred to revenue when the order ships to the customer or returned to the Company if the order is subsequently cancelled.

Derivative Instrument Liability

The Company accounts for derivative instruments in accordance with ASC 815, Derivatives and Hedging, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments embedded in other financial instruments or contracts, and requires recognition of all derivatives on the balance sheet at fair value, regardless of hedging relationship designation. Accounting for changes in fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of relationships designated are based on the exposures hedged. At December 31, 2019, the Company classified a warrant issued in conjunction with a term loan as a derivative instrument (see Note 12). There were no derivative instruments at December 31, 2020.

Income Taxes

Under the Company’s accounting policies, the Company initially recognizes a tax position in its consolidated financial statements when it becomes more likely than not that the position will be sustained upon examination by the tax authorities. Such tax positions are initially and subsequently measured as the largest amount of tax positions that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authorities assuming full knowledge of the position and all relevant facts. Although the Company believes its provisions for unrecognized tax positions are reasonable, the Company can make no assurance that the final tax outcome of these matters will not be different from that which the Company has reflected in its income tax provisions and accruals. The tax law is subject to varied interpretations, and the Company has taken positions related to certain matters where the law is subject to interpretation. Such differences could have a material impact on the Company’s income tax provisions and operating results in the period(s) in which the Company makes such determination.

Sales Tax Liability

On June 21, 2018, the U.S. Supreme Court issued an opinion in South Dakota v. Wayfair, Inc., 138 S. Ct. 2080 (2018), whereby the longstanding Quill Corp v. North Dakota sales tax case was overruled, and states may now require remote sellers to collect sales tax under certain circumstances. In 2020, the Company began collecting sales tax in nearly all states that have sales tax. The Company accrued sales taxes in the states with sales tax. The Company accrued the potential liability from the effective date of a state’s adoption of the Wayfair decision up to the date the Company began collecting and filing sales taxes in the various states. At December 31, 2020 and 2019, the amount of such accrual was $5,804,100 and $2,910,200, respectively, which is included in accounts payable and accrued expenses. To date, only one state has notified the Company of a potential sales tax liability of approximately $11,000.

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive securities. For the year ended December 31, 2020, the potentially dilutive securities were warrants for the purchase of 55,560 shares of common stock issued to affiliates of the underwriter in its initial public offering described below and options for the purchase of 555,000 shares of common stock. For the year ended December 31, 2019, the potentially dilutive securities were penny warrants for the purchase of 250,000 shares of common stock, which were included in basic loss per share, but excluded from diluted loss per share.

Reclassifications

Certain accounts have been reclassified to conform with classifications adopted in the period ended December 31, 2020. Such reclassifications had no effect on net earnings or financial position.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Going Concern Assessment

Management assesses going concern uncertainty in the Company’s consolidated financial statements to determine whether there is sufficient cash on hand and working capital, including available borrowings on loans, to operate for a period of at least one year from the date the consolidated financial statements are issued or available to be issued, which is referred to as the “look-forward period”, as defined in GAAP. As part of this assessment, based on conditions that are known and reasonably knowable to management, management will consider various scenarios, forecasts, projections, estimates and will make certain key assumptions, including the timing and nature of projected cash expenditures or programs, its ability to delay or curtail expenditures or programs and its ability to raise additional capital, if necessary, among other factors. Based on this assessment, as necessary or applicable, management makes certain assumptions around implementing curtailments or delays in the nature and timing of programs and expenditures to the extent it deems probable those implementations can be achieved and management has the proper authority to execute them within the look-forward period.

The Company has generated significant losses since its acquisition and has relied on cash on hand, external bank lines of credit, proceeds from the IPO described below, issuance of third party and related party debt and the issuance of a note to support cashflow from operations.

For the year ended December 31, 2020, the Company incurred operating losses of approximately $14.4 million, cash flows from operations of $5.4 million, and negative working capital of $17.5 million.

Management has prepared estimates of operations for fiscal years 2021 and 2022 and believes that sufficient funds will be generated from operations to fund its operations, and to service its debt obligations for one year from the date of the filing of these consolidated financial statements in the Company’s 10-K.

On August 4, 2020, the Company completed an initial public offering of its common stock, pursuant to which the Company sold 1,111,200 shares of its common stock, at a purchase price of $9.00 per share, for total gross proceeds of $10,000,800 (the “IPO”). After deducting the underwriting commission and offering expenses, the Company received net proceeds of $8,602,166. The Company used a portion of the proceeds from the IPO to pay off certain debt as described below.

As described in Note 19 below, the Company received net proceeds of $4,590,000 from the sale of 10% OID senior secured promissory note and warrants on March 19, 2021. These proceeds will supplement the Company’s cash flow from operations and provide additional liquidity.

The impact of COVID-19 on the Company’s business has been considered in these assumptions; however, it is too early to know the full impact of COVID-19 or its timing on a return to more normal operations.

The accompanying consolidated financial statements have been prepared on a going concern basis under which the Company is expected to be able to realize its assets and satisfy its liabilities in the normal course of business.

Management believes that based on relevant conditions and events that are known and reasonably knowable that its forecasts, for one year from the date of the filing of these consolidated financial statements, indicate improved operations and the Company’s ability to continue operations as a going concern. The Company has contingency plans to reduce or defer expenses and cash outlays should operations not improve in the look forward period.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Recent Accounting Pronouncements

Recently Adopted

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASC 842”), which requires lessees to recognize ROU assets and related lease liabilities on the balance sheet for all leases greater than one year in duration. The Company adopted ASC 842 on January 1, 2019 using a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the consolidated financial statements. The modified retrospective approach did not require any transition accounting for leases that expired before the earliest comparative period presented. The adoption of this standard resulted in the recording of ROU assets and lease liabilities for all of the Company’s lease agreements with original terms of greater than one year. The adoption of ASC 842 did not have a significant impact on the Company’s consolidated statements of income or cash flows. See Note 15 for the required disclosures relating to the Company’s lease agreements.

In June 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which simplifies the accounting for nonemployee share-based payment transactions by expanding the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. Under the new standard, most of the guidance on stock compensation payments to nonemployees would be aligned with the requirements for share-based payments granted to employees. This standard became effective for the Company on January 1, 2019. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

In February 2018, the FASB issued ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allows a reclassification from accumulated other comprehensive income (“AOCI”) to retained earnings for stranded tax effects resulting from U.S. federal tax legislation commonly referred to as the Tax Cuts and Jobs Act, which was enacted in December 2017.

In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, which expands and refines hedge accounting for both financial and non-financial risk components, aligns the recognition and presentation of the effects of hedging instruments and hedge items in the consolidated financial statements, and includes certain targeted improvements to ease the application of current guidance related to the assessment of hedge effectiveness. ASU 2017-12 became effective for the Company on January 1, 2019. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). ASU 2018-15 is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted. The Company adopted ASU 2018-15 on January 1, 2020 on a prospective basis. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds various disclosure requirements related to fair value disclosures. Disclosures related to transfers between fair value hierarchy levels will be removed and further detail around changes in unrealized gains and losses for the period and unobservable inputs used in determining level 3 fair value measurements will be added, among other changes. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019, and early adoption is permitted. The Company adopted ASU 2018-13 on January 1, 2020 on a prospective basis. The adoption of this standard did not have a material impact on the Company’s consolidated financial statements.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Not Yet Adopted

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on the Company’s financial position, results of operations, or cash flows.

The Company currently believes that all other issued and not yet effective accounting standards are not relevant to the Company’s consolidated financial statements.

NOTE 3—RESTATEMENT OF FINANCIAL STATEMENTS

The Company restated its previously issued financial statements as of and for the year ended December 31, 2019 to reflect the modification of a sales tax liability and purchase accounting adjustments:

(1)	The Company determined that it should accrue a liability for potential 2019 sales taxes that might be payable to the states in which it operates as a result of the Wayfair decision (See Note 2 – Sales Tax Liability). Accordingly, the Company accrued a liability of $2,910,200, representing a potential liability for sales taxes and penalties of $2,808,000 and interest expense of $102,200.

(2)	The Company adjusted the fair value of ownership interests in Holdco that were transferred to seller and the value of liabilities assumed in the April 5, 2019 acquisition (see Note 10) resulting in a $372,063 reduction in Goodwill; a $192,542 reduction in Additional Paid in Capital, and $179,521 reduction in liabilities assumed, which was recognized as a general and administrative expense.

The following tables summarize the effect of the restatement on the specific items presented in our historical financial statements included in our previously reported December 31, 2019 financial statements:

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

1847 GOEDEKER INC.

BALANCE SHEET

	December 31, 2019 (As Filed)		Adjustments	December 31, 2019 (As Restated)
ASSETS
Total Current Assets	4,494,402		-	4,494,402
Goodwill	4,976,016	(2)	(372,063)	4,603,953
TOTAL ASSETS	$14,278,926		$(372,063)	$13,906,863

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$2,465,220	(1)	$2,910,200	$5,375,420
Total Current Liabilities	11,215,028		2,910,200	14,125,228
TOTAL LIABILITIES	15,074,880		2,910,200	17,985,080
Stockholders’ Deficit
Additional paid-in capital	1,271,721	(2)	(192,542)	1,079,179
Accumulated deficit	(2,068,150)	(1)	(2,910,200)	(5,157,871)
		(2)	(179,521)
Total Stockholders’ Deficit	(795,954)		(3,282,263)	(4,078,217)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	14,278,926		$(372,063)	$13,906,863

1847 GOEDEKER INC.

STATEMENTS OF OPERATIONS

	Period from April 6, 2019 through December 31, 2019 (As Filed)		Adjustments	Period from April 6, 2019 through December 31, 2019 (As Restated)
Gross profit	6,071,983		-	6,071,983
Operating Expenses
General and administrative	1,741,050	(1)	2,808,000	4,728,571
		(2)	179,521
Total Operating Expenses	7,789,221		2,987,521	10,776,742

LOSS FROM OPERATIONS	(1,717,238)		(2,987,521)	(4,704,759)

Total Other Income (Expense)	(1,049,215)		(102,200)	(1,151,415)

NET LOSS BEFORE INCOME TAXES	(2,766,453)		(3,089,721)	(5,856,174)

INCOME TAX BENEFIT (EXPENSE)	698,303		-	698,303

NET LOSS	$(2,068,150)		$(3,089,721)	$(5,157,871)

LOSS PER COMMON SHARE – BASIC AND DILUTED	$(0.41)			$(1.03)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED	5,000,000			5,000,000

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

1847 GOEDEKER INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Capital	Deficit	(Deficit)
As Filed:
Capital contribution by Holdco for the acquisition of Goedeker Television Co.	4,750,000	475	979,048	-	979,523
Net loss for the period from April 6, 2019 through December 31, 2019	-	-	-	(2,068,150)	(2,068,150)
Balance, December 31, 2019	4,750,000	$475	$1,272,195	$(2,068,150)	$(795,954)

As Restated:
Capital contribution by Holdco for the acquisition of Goedeker Television Co.	4,750,000	475	786,506	-	786,981
Net loss for the period from April 6, 2019 through December 31, 2019	-	-	-	(5,157,871)	(5,157,871)
Balance, December 31, 2019	4,750,000	$475	$1,079,179	$(5,157,871)	$(4,078,217)

1847 GOEDEKER INC.

STATEMENTS OF CASH FLOWS

	Period from April 6, 2019 through December 31, 2019 (As Filed)		Adjustments	Period from April 6, 2019 through December 31, 2019 (As Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,068,150)	(1)	$(2,910,200)	$(5,157,871)
		(2)	(179,521)
Accounts payable and accrued expenses	(1,464,657)	(1)	2,910,200
		(2)	179,521	1,625,064
Net cash provided by (used in) operating activities	(2,299,215)		-	(2,299,215)
CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(2,200)			(2,200)
CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,772,723		-	2,772,723
NET CHANGE IN CASH AND RESTRICTED CASH	471,308		-	471,308
CASH AND RESTRICTED CASH, BEGINNING OF YEAR	-		-	-
CASH AND RESTRICTED CASH, END OF YEAR	$471,308		$-	$471,308

NOTE 4—RECEIVABLES

At December 31, 2020 and 2019, receivables consisted of the following: respectively.

	December 31, 2020	December 31, 2019
Vendor rebates receivable	$1,337,791	$1,455,248
Credit cards in process of collection	660,441	-
Total receivables	$1,998,232	$1,455,248

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 5—MERCHANDISE INVENTORY

At December 31, 2020 and 2019, the inventory balances are composed of:

	December 31, 2020	December 31, 2019
Appliances	$5,285,975	$1,538,552
Furniture	194,852	184,755
Other	91,414	81,783
Total merchandise inventory	5,572,241	1,805,090

Allowance for inventory obsolescence	(425,000)	(425,000)
Merchandise inventory, net	$5,147,241	$1,380,090

NOTE 6—VENDOR DEPOSITS

Deposits with vendors represent cash on deposit with one vendor arising from accumulated rebates paid by the vendor. The deposits are used by the vendor to seek to secure the Company’s purchases. The deposit can be withdrawn at any time up to the amount of the Company’s credit line with the vendor. Alternatively, the Company could secure their credit line with a floor plan line from a lender and withdraw all its deposits. The Company has elected to leave the deposits with the vendor on which it earns interest income.

Prior to obtaining an open line of credit with a major vendor, the Company paid in advance for its purchases. The vendor did not ship product to the Company until an order was complete. As a result, the vendor held Company funds. A second vendor uses the Company’s vendor deposit account as collateral. Orders from this vendor exceeded the deposit account and the Company prepaid for some orders. Vendor deposits as of December 31, 2020 and 2019 were $547,648 and $294,960, respectively.

NOTE 7—PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Equipment	$69,336	$7,376
Warehouse equipment	61,070	29,188
Furniture and fixtures	512	512
Transportation equipment	63,784	63,784
Leasehold improvements	136,931	117,626
Total property and equipment	331,633	218,486
Accumulated depreciation	(85,685)	(32,880)
Property and equipment, net	$245,948	$185,606

Depreciation expense for the year ended December 31, 2020, the period April 6, 2019 to December 31, 2019 and the period January 1, 2019 to April 5, 2019 was approximately $53,000, $33,000 and $10,000, respectively.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 8—INTANGIBLE ASSETS

The following provides a breakdown of identifiable intangible assets as of December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Customer relationships	$749,000	$749,000
Marketing related - tradename	1,368,000	1,368,000
Total intangible assets	2,117,000	2,117,000
Accumulated amortization	(735,063)	(238,156)
Intangible assets, net	$1,381,937	$1,878,844

In connection with the acquisition of Goedeker, the Company identified intangible assets of $2,117,000, representing trade names and customer relationships. These assets are being amortized on a straight-line basis over their weighted average estimated useful life of 3.3 years. Amortization expense for the year ended December 31, 2020, the period April 6, 2019 to December 31, 2019 and the period January 1, 2019 to April 5, 2019 was $496,907, $238,156 and $-0-, respectively.

As of December 31, 2020, the estimated annual amortization expense for each of the next five years is as follows:

2021	$423,396
2022	423,396
2023	423,396
2024	111,749
Total	$1,381,937

NOTE 9—ACCOUNTS PAYABLE AND ACCRUED EXPENSES

The following is schedule of accounts payable and accrued expenses at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Trade accounts payable	$5,975,486	$1,644,216
Sales tax	5,804,100	2,910,200
Accrued payroll liabilities	492,573	192,305
Accrued interest	10,000	253,678
Accrued liability for sales returns	200,000	200,000
Other accrued liabilities	219,556	175,021
Total accounts payable and accrued expenses	$12,701,715	$5,375,420

NOTE 10—BUSINESS COMBINATION

On January 18, 2019, the Company entered into an asset purchase agreement with Goedeker and Steve Goedeker and Mike Goedeker (the “Stockholders”), pursuant to which the Company agreed to acquire substantially all of the assets of Goedeker used in its retail appliance and furniture business (the “Goedeker Business”).

On April 5, 2019, the Company, Goedeker and the Stockholders entered into an amendment to the asset purchase agreement and closing of the acquisition of substantially all of the assets of Goedeker was completed.

The aggregate purchase price, recorded as a capital contribution from the Company’s parent company at that time, 1847 Goedeker Holdco Inc. (“Holdco”), was $4,175,373 consisting of: (i) the issuance of a promissory note in the principal amount of $4,100,000 and a deemed fair value of $3,637,898; (ii) up to $600,000 in earn out payments (as described below) with a deemed fair value of $81,494; (iii) a 22.5% ownership interest in Holdco transferred to the Stockholders with a deemed fair value of $786,981, (iv) cash of $478,000, and (v) net of a working capital adjustment of $809,000.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

The asset purchase agreement provided for an adjustment to the purchase price based on the difference between actual working capital at closing and the seller’s preliminary estimate of closing date working capital.  In accordance with the asset purchase agreement, an independent CPA firm was retained by the Company and Goedeker to resolve differences in the working capital amounts.  The report issued by that CPA firm determined that Goedeker owed the Company $809,000, which Goedeker has not paid. On or about March 23, 2020, the Company submitted a claim for arbitration to the American Arbitration Association relating to Goedeker’s failure to pay. The claim alleged, inter alia, breach of contract, fraud, indemnification and the breach of the covenant of good faith and fair dealing. The Company alleged damages in the amount of $809,000, plus attorneys’ fees and costs. The $809,000 is included in other assets in the accompanying balance sheet as of December 31, 2019.

On June 2, 2020, the Company entered into a settlement agreement with Goedeker, Steve Goedeker, Mike Goedeker and 1847 Holdings LLC, the Company’s indirect parent company at such time (“1847 Holdings”). The settlement agreement and the related transaction documents that are exhibits to the settlement agreement were all signed on June 2, 2020 only became effective upon the closing of the IPO on August 4, 2020. Pursuant to the settlement agreement, the parties entered into an amendment and restatement of the 9% subordinated promissory note described below (see Note 13). In addition, the parties agreed that the arbitration action described above would be settled effective upon the closing of the IPO and that each party to such arbitration action would release all claims that it has against the other parties to such action. As part of the settlement of the arbitration action, the Company agreed that the sellers will not have to pay the $809,000 working capital adjustment amount, which resulted in a loss on write-off of acquisition receivable during the year ended December 31, 2020.

Goedeker is also entitled to receive the following earn out payments to the extent the Goedeker Business achieves the applicable EBITDA (as defined in the asset purchase agreement) targets:

1.	An earn out payment of $200,000 if the EBITDA of the Goedeker Business for the trailing twelve (12) month period from the closing date is $2,500,000 or greater, which target was not met;

2.	An earn out payment of $200,000 if the EBITDA of the Goedeker Business for the trailing twelve (12) month period from the first anniversary of closing date is $2,500,000 or greater, which target the Company does not expect to meet; and

3.	An earn out payment of $200,000 if the EBITDA of the Goedeker Business for the trailing twelve (12) month period from the second anniversary of the closing date is $2,500,000 or greater. The Company expects to meet this target and adjusted the contingent note payable in the consolidated balance sheet to the present value of the amount due.

To the extent the EBITDA of the Goedeker Business for any applicable period is less than $2,500,000 but greater than $1,500,000, the Company must pay a partial earn out payment to Goedeker in an amount equal to the product determined by multiplying (i) the EBITDA Achievement Percentage by (ii) the applicable earn out payment for such period, where the “Achievement Percentage” is the percentage determined by dividing (A) the amount of (i) the EBITDA of the Goedeker Business for the applicable period less (ii) $1,500,000, by (B) $1,000,000. For avoidance of doubt, no partial earn out payments shall be earned or paid to the extent the EBITDA of the Goedeker Business for any applicable period is equal or less than $1,500,000. For the trailing twelve (12) month period from the closing date, EBITDA for the Goedeker Business was ($2,825,000) so Goedeker is not entitled to an earn our payment for that period.

To the extent Goedeker is entitled to all or a portion of an earn out payment, the applicable earn out payment(s) (or portion thereof) shall be paid on the date that is three (3) years from the closing date, and shall accrue interest from the date on which it is determined Goedeker is entitled to such earn out payment (or portion thereof) at a rate equal to five percent (5%) per annum, computed on the basis of a 360 day year for the actual number of days elapsed.

The Company determined the fair value of the earnout on the date of acquisition was $81,494. Such amount was recorded as a contingent consideration liability within the accounts payable and accrued expense line item on the consolidated balance sheet and is revalued to fair value each reporting period until settled. The year 1 contingent liability of $32,246 was written-off in the year ended December 31, 2019 as the target was not met and the balance of the liability at December 31, 2019 is $49,248. Management reviewed the contingent consideration due at December 31, 2020 and adjusted the balance to the present value of the amount it estimates will be due in April 2022.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

The fair value of the purchase consideration issued to Goedeker was allocated to the net tangible assets acquired. The Company accounted for the acquisition as the purchase of a business under GAAP under the acquisition method of accounting, and the assets and liabilities acquired were recorded as of the acquisition date, at their respective fair values and consolidated with those of the Company. The fair value of the net liabilities assumed was approximately $550,316. The excess of the aggregate fair value of the net tangible assets has been allocated to goodwill. Provisional goodwill was estimated at $4,603,953 at December 31, 2019 due to the preliminary valuation. During the year ended December 31, 2020, the Company subsequently adjusted the value of goodwill by $121,736 to $4,725,689 based on the finalized purchase price allocation.

The table below shows the analysis of the Goedeker asset purchase:

Purchase consideration at fair value (as restated):
Note payable, net of $462,102 debt discount and $215,500 of capitalized financing costs	$3,637,898
Cash to seller at closing	478,000
Working capital adjustment	(809,000)
Contingent note payable	81,494
Fair value of ownership interest in Holdco transferred to seller	786,981
Amount of consideration	$4,175,373

Assets acquired and liabilities assumed at fair value
Accounts receivable	$456,183
Inventories	1,851,251
Other assets	295,863
Property and equipment	216,286
Customer related intangibles	749,000
Marketing related intangibles - tradename	1,368,000
Accounts payable and accrued expenses	(3,056,855)
Customer deposits	(2,430,044)
Net tangible assets acquired (liabilities assumed)	$(550,316)

Total net assets acquired (liabilities assumed)	$(550,316)
Consideration paid	4,175,373
Goodwill	$4,725,689

NOTE 11—LINES OF CREDIT

Burnley Capital LLC

On April 5, 2019, the Company, as borrower, and Holdco entered into a loan and security agreement with Burnley Capital LLC (“Burnley”) for revolving loans in an aggregate principal amount that will not exceed the lesser of (i) the borrowing base (as defined in the loan and security agreement) or (ii) $1,500,000 minus reserves established Burnley at any time in accordance with the loan and security agreement. In connection with the closing of the acquisition of Goedeker on April 5, 2019, the Company borrowed $744,000 under the loan and security agreement and issued a revolving note to Burnley in the principal amount of up to $1,500,000. As of December 31, 2019, the balance of the line of credit was $571,997.

On August 4, 2020, the Company used a portion of the proceeds from the IPO to repay the revolving note in full and the loan and security agreement was terminated. The total payoff amount was $118,194, consisting of principal of $32,350, interest of $42 and prepayment, legal, and other fees of $85,802.

Northpoint Commercial Finance LLC

On June 24, 2019, the Company, as borrower, entered into a loan and security agreement with Northpoint Commercial Finance LLC, which was amended on August 2, 2019, for revolving loans up to an aggregate maximum loan amount of $1,000,000 for the acquisition, financing or refinancing by the Company of inventory at an interest rate of LIBOR plus 7.99%. As of December 31, 2019, the balance of the line of credit was $678,993. The loan and security agreement was terminated on May 18, 2020 and there is no outstanding balance as of December 31, 2020.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 12—NOTES PAYABLE AND WARRANT LIABILITY

Arvest Loan

On August 25, 2020, the Company entered into a promissory note and security agreement with Arvest Bank for a loan in the principal amount of $3,500,000. As of December 31, 2020, the outstanding balance of this loan is $3,185,369 comprised of principal of $3,283,628, net of unamortized loan costs of $98,259. The Company classified $663,339 as a current liability and the balance as a long-term liability.

The loan matures on August 25, 2025 and bears interest at 3.250% per annum; provided that, upon an event of default, the interest rate shall increase by 6% until paid in full. Pursuant to the terms of the loan agreement, the Company is required to make monthly payments of $63,353 beginning on September 25, 2020 and until the maturity date, at which time all unpaid principal and interest will be due. The Company may prepay the loan in full or in part at any time without penalty. The loan agreement contains customary events of default and affirmative and negative covenants for a loan of this type. The loan is secured by all financial assets credited to the Company’s securities account held by Arvest Investments, Inc.

Maturities of the debt are as follows:

For the years ended December 31,
2021	$663,339
2022	685,222
2023	707,826
2024	731,177
2025	496,064
Total	$3,283,628
Less: Loan costs	(98,259)
Total	$3,185,369

Small Business Community Capital II, L.P.

On April 5, 2019, the Company, as borrower, and Holdco entered into a loan and security agreement with Small Business Community Capital II, L.P. (“SBCC”) for a term loan in the principal amount of $1,500,000, pursuant to which the Company issued to SBCC a term note in the principal amount of up to $1,500,000 and a ten-year warrant to purchase shares of the most senior capital stock of the Company equal to 5.0% of the outstanding equity securities of the Company on a fully-diluted basis for an aggregate price equal to $100. As of December 31, 2019, the balance of the note was $999,201.

On August 4, 2020, the Company used a portion of the proceeds from the IPO to repay the term note in full and the loan and security agreement was terminated. The total payoff amount was $1,122,412 consisting of principal of $1,066,640, interest of $11,773 and prepayment, legal, and other fees of $43,999.

The Company classified the warrant as a derivative liability on the balance sheet at June 30, 2020 of $2,250,000 based on the estimated value of the warrant in the IPO. The increase in the value of the warrant from the estimated value of $122,344 at December 31, 2019 resulted in a charge of $2,127,656 during the year ended December 31, 2020. Immediately prior to the closing of the IPO on August 4, 2020, SBCC converted the warrant into 250,000 shares of common stock.

NOTE 13—NOTES PAYABLE, RELATED PARTIES

As noted in Note 10, a portion of the purchase price for the acquisition was paid by the issuance by the Company to Steve Goedeker, as representative of Goedeker, of a 9% subordinated promissory note in the principal amount of $4,100,000. As of December 31, 2019, the balance of the note was $3,300,444.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Pursuant to the settlement agreement described above (see Note 10), the parties entered into an amendment and restatement of the note that became effective as of the closing of the IPO on August 4, 2020, pursuant to which (i) the principal amount of the existing note was increased by $250,000, (ii) upon the closing of the IPO, the Company agreed to make all payments of principal and interest due under the note through the date of the closing, and (iii) from and after the closing, the interest rate of the note was increased from 9% to 12%. In accordance with the terms of the amended and restated note, the Company used a portion of the proceeds from the IPO to pay $1,083,842 of the balance of the note representing a $696,204 reduction in the principal balance and interest accrued through August 4, 2020 of $387,638.

The Company repaid this note payable with proceeds from the Arvest Loan. In connection with the refinance, the Company recorded a $757,239 loss on extinguishment of debt consisting of a $250,000 forbearance fee, write-off of unamortized loan discount of $338,873, and write-off of unamortized debt costs of $168,366.

NOTE 14—CONVERTIBLE PROMISSORY NOTE

On April 5, 2019, 1847 Holdings, Holdco and the Company (collectively, “1847”) entered into a securities purchase agreement with Leonite Capital LLC, a Delaware limited liability company (“Leonite”), pursuant to which 1847 issued to Leonite a secured convertible promissory note in the aggregate principal amount of $714,286. As additional consideration for the purchase of the note, (i) 1847 Holdings issued to Leonite 50,000 common shares (valued at $137,500), (ii) 1847 Holdings issued to Leonite a five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis, and (iii) Holdco issued to Leonite shares of common stock equal to a 7.5% non-dilutable interest in Holdco. As of December 31, 2019, the balance of the note was $584,943. As a result of this transaction, Leonite became a related party.

On May 11, 2020, 1847 and Leonite entered into a first amendment to secured convertible promissory note, pursuant to which the parties agreed (i) to extend the maturity date of the note to October 5, 2020, (ii) that 1847’s failure to repay the note on the original maturity date of April 5, 2020 shall not constitute and event of default under the note and (iii) to increase the principal amount of the note by $207,145, as a forbearance fee. The Company accounted for this transaction as a loss on extinguishment of debt.

In connection with the amendment, (i) 1847 Holdings issued to Leonite another five-year warrant to purchase 200,000 common shares at an exercise price of $1.25 per share (subject to adjustment), which may be exercised on a cashless basis and (ii) upon closing of 1847 Holdings’ acquisition of Asien’s Appliance, Inc., 1847 Holdings’ wholly owned subsidiary 1847 Asien Inc. issued to Leonite shares of common stock equal to a 5% interest in 1847 Asien Inc. The Company accounted for the issuance of the 200,000 additional warrants as a $566,711 loss on debt restructuring and an increase in additional paid-in-capital, representing the estimated fair value of the 200,000 additional warrants for a five-year period.

1847 Holdings issued 50,000 common shares valued at $137,500 and a debt-discount related to the warrants valued at $292,673. In the second quarter of 2020, the $137,500 value of the shares was transferred from a liability to 1847 Holdings to additional paid-in-capital. The Company amortized $129,343 of financing costs related to the shares and warrants in the year ended December 31, 2020.

Under the note, Leonite had the right at any time at its option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the note into fully paid and non-assessable common shares or any shares of capital stock or other securities of 1847 Holdings into which such common shares may be changed or reclassified.

On May 4, 2020, Leonite converted $100,000 of the outstanding balance of the note into 100,000 common shares of 1847 Holdings. The Company accounted for this transaction as a $100,000 reduction in the principal amount of the debt, a $175,000 loss on extinguishment of debt, and a $275,000 increase in additional paid-in-capital representing the fair value of the 1847 Holdings common shares on the conversion date.

On July 24, 2020, Leonite converted $50,000 of the outstanding balance of the note into 50,000 common shares of 1847 Holdings. The Company accounted for this transaction as a $50,000 reduction in the principal amount of the debt, a $50,000 loss on extinguishment of debt, and a $100,000 increase in additional paid-in-capital representing the fair value of the 1847 Holdings common shares on the conversion date.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

As a result of the activity on this note, $948,856 was recorded as loss on extinguishment of debt for the year ended December 31, 2020.

On August 4, 2020, the Company used a portion of the proceeds from the IPO to repay the note in full. The total payoff amount was $780,653, consisting of principal of $771,431 and interest of $9,222.

On September 2, 2020, 1847 Holdings and Leonite entered into an amendment to the warrant issued on April 5, 2019, pursuant to which the warrant was amended to allow for the exercise of the warrant for 180,000 common shares of 1847 Holdings in exchange for Leonite’s surrender of the remaining 20,000 common shares underlying that warrant, as well as all 200,000 common shares underlying the second warrant issued to Leonite on May 11, 2020. On September 18, 2020, Leonite exercised the warrant in accordance with the foregoing for 180,000 common shares of 1847 Holdings. As a result, both warrants have terminated.

NOTE 15—OPERATING LEASE

On April 5, 2019, the Company entered into a lease agreement with S.H.J., L.L.C., a Missouri limited liability company and affiliate of the Company at that time. The lease is for a term five (5) years and provides for a base rent of $45,000 per month. In addition, the Company is responsible for all taxes and insurance premiums during the lease term. In the event of late payment, interest shall accrue on the unpaid amount at the rate of eighteen percent (18%) per annum. The lease contains customary events of default, including if: (i) the Company shall fail to pay rent within five (5) days after the due date; (ii) any insurance required to be maintained by the Company pursuant to the lease shall be canceled, terminated, expire, reduced, or materially changed; (iii) the Company shall fail to comply with any term, provision, or covenant of the lease and shall not begin and pursue with reasonable diligence the cure of such failure within fifteen (15) days after written notice thereof to the Company; (iv) the Company shall become insolvent, make an assignment for the benefit of creditors, or file a petition under any section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States of America or any State thereof; or (v) a receiver or trustee shall be appointed for the leased premises or for all or substantially all of the assets of the Company.

During the year ended December 31, 2020 and the period April 6 to December 31, 2019, the Company paid and expensed rent payments of $540,000 and $397,500, respectively.

At December 31, 2019, the operating lease right of use asset was $2,000,755. Supplemental balance sheet information related to lease at December 31, 2020 was as follows:

Operating lease right-of-use asset	$2,300,000

Lease liability, current portion	$450,712
Lease liability, long-term	1,127,523
Total operating lease liability	$1,578,235

Weighted average remaining lease term (months)	39

Weighted average discount rate	6.5%

Maturities of the lease liability for each of the next five years is as follows:

2021	$540,000
2022	540,000
2023	540,000
2024	135,000
Total lease payments	$1,755,000

Less imputed interest	(176,765)
Total lease liability	$1,578,235

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 16—RELATED PARTIES

Offsetting Management Services Agreement

On April 5, 2019, the Company entered into an offsetting management services agreement with 1847 Partners LLC (the “Manager”), a company owned and controlled by Ellery W. Roberts, the Company’s chairman and a significant stockholder. This agreement was amended on April 21, 2020 with the amendment becoming effective at the closing of IPO on August 4, 2020.

Pursuant to the offsetting management services agreement, as amended, the Company appointed the Manager to provide certain services to it for a quarterly management fee equal to $62,500; provided, however, that, (i) pro-rated payments shall be made in the first quarter and the last quarter of the term, (ii) if the aggregate amount of management fees paid or to be paid by the Company, together with all other management fees paid or to be paid by all other subsidiaries of 1847 Holdings to the Manager, in each case, with respect to any fiscal year exceeds, or is expected to exceed, 9.5% of 1847 Holdings’ gross income with respect to such fiscal year, then the management fee to be paid by the Company for any remaining fiscal quarters in such fiscal year shall be reduced, on a pro rata basis determined by reference to the management fees to be paid to the Manager by all of the subsidiaries of 1847 Holdings, until the aggregate amount of the management fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other subsidiaries of 1847 Holdings to the Manager, in each case, with respect to such fiscal year, does not exceed 9.5% of 1847 Holdings’ gross income with respect to such fiscal year, and (iii) if the aggregate amount the management fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other subsidiaries of 1847 Holdings to the Manager, in each case, with respect to any fiscal quarter exceeds, or is expected to exceed, the aggregate amount of the parent management fee (as defined in the offsetting management services agreement) with respect to such fiscal quarter, then the management fee to be paid by the Company for such fiscal quarter shall be reduced, on a pro rata basis, until the aggregate amount of the management fee paid or to be paid by the Company, together with all other management fees paid or to be paid by all other subsidiaries of 1847 Holdings to the Manager, in each case, with respect to such fiscal quarter, does not exceed the parent management fee calculated and payable with respect to such fiscal quarter.

The Company shall also reimburse the Manager for all costs and expenses of the Company which are specifically approved by the board of directors of the Company, including all out-of-pocket costs and expenses, that are actually incurred by the Manager or its affiliates on behalf of Goedeker in connection with performing services under the offsetting management services agreement. The Company did not pay any expenses for the years ended December 31, 2020 and 2019.

The Company expensed $250,000 and $183,790 in management fees for the years ended December 31, 2020 and 2019, respectively.

Other Transactions

See Note 14 for a description of the securities purchase agreement and secured convertible promissory note that the Company entered into with 1847 Holdings, Holdco and Leonite, as well as the related shares and warrants issued by 1847 Holdings, the Company’s indirect parent company at such time.

NOTE 17—STOCKHOLDERS’ DEFICIT

As of December 31, 2020, the Company was authorized to issue 200,000,000 shares of common stock, $0.0001 par value per share, and 20,000,000 shares of “blank check” preferred stock, 0.0001 par value per share. To date, the Company has not designated or issued any shares of preferred stock.

Common Stock

As of December 31, 2020 and 2019, the Company had 6,111,200 and 4,750,000 shares of common stock issued and outstanding, respectively. Each share entitles the holder thereof to one vote per share on all matters coming before the stockholders of the Company for a vote.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Upon the Company’s inception on January 10, 2019, the Company issued 4,750,000 shares of common stock for a total purchase price of $1.00.

On August 4, 2020, the Company sold 1,111,200 shares of common stock for total gross proceeds of $10,000,800. After deducting the underwriting commission and expenses, the Company received net proceeds of $8,602,166.

On August 4, 2020, the Company issued 250,000 shares of common stock to SBCC upon conversion of its warrant (see Note 12).

Equity Incentive Plan

Effective as of July 30, 2020, the Company established the 1847 Goedeker Inc. 2020 Equity Incentive Plan (“Plan”). The Plan was approved by the Company’s board of directors and stockholders on April 21, 2020. The Plan is administered by compensation committee of the board of directors. The Plan permits the grant of restricted stock, stock options and other forms of incentive compensation to the Company’s officers, employees, directors and consultants. The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is 555,000 shares. As of December 31, 2020, there were 555,000 shares granted and no shares available for grant.

During the year ended December 31, 2020, the Company issued options for the purchase of 555,000 shares of common stock with a total value of $1,848,056. The Company recorded stock option expense of $398,908 and for the year ended December 31, 2020. The remaining compensation expense of $1,449,148 will be recognized over the remaining vesting periods.

The following table presents activity relating to stock options for the year ended December 31, 2020:

	Shares	Weighted Average Exercise Price	Weighted Average Contractual Term in Years
Outstanding at December 31, 2019	-	$-	-
Granted	555,000	9.00	10
Exercised	-	-	-
Forfeited / Cancelled / Expired	-	-	-
Outstanding at December 31, 2020	555,000	$9.00	9

Exercisable at December 31, 2020	65,790	$9.00	9

As of December 31, 2020, vested outstanding stock options had no intrinsic value as the exercise price is greater than the estimated fair value of the underlying common stock.

The Company recognizes compensation expense for stock option awards on a straight-line basis over the applicable service period of the award. The service period is generally the vesting period. The following assumptions were used to calculate stock-based compensation expense for the year ended December 31, 2020:

Volatility	46.6%
Risk-free interest rate	0.47%
Dividend yield	0.0%
Expected term	6.25 Years

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

The following table sets forth stock-based compensation expense for the year ended December 31, 2020 and the four succeeding years:

Year Ended December 31, 2020	$398,908
2021	483,185
2022	462,024
2023	367,198
2024	136,741
2025	-
Total stock-based compensation	$1,848,056

Warrants

On August 4, 2020, the Company issued warrants for the purchase of 55,560 shares of common stock to affiliates of the representative in the IPO (the “Underwriter Warrants”). The Underwriter Warrants are exercisable at any time and from time to time, in whole or in part, beginning on January 26, 2021 until July 30, 2025, at a per share exercise price equal to $11.25.

On April 5, 2019, the Company issued to SBCC a ten-year warrant to purchase shares of the most senior capital stock of the Company equal to 5.0% of the outstanding equity securities of the Company on a fully-diluted basis for an aggregate price equal to $100. SBCC exercised this warrant for the purchase of 250,000 shares of common stock on August 4, 2020.

The following table presents activity relating to the Underwriter Warrants for the year ended December 31, 2020:

	Shares	Weighted Average Exercise Price	Weighted Average Contractual Term in Years
Outstanding at December 31, 2019	-	$-	-
Granted	55,560	11.25	5
Exercised	-	-	-
Cancelled / Expired	-	-	-
Outstanding at December 31, 2020	55,560	$11.25	4.5

Exercisable at December 31, 2020	-0-	$11.25	4.5

The Company recognizes stock issuance expense for the Underwriter Warrants on a straight-line basis over the vesting period of the Underwriter Warrants. The following assumptions were used to calculate stock issuance expense for the year ended December 31, 2020:

Volatility	46.5%
Risk-free interest rate	0.47%
Dividend yield	0.0%
Term	4.5 years

NOTE 18—INCOME TAXES

As of December 31, 2020 and 2019, the Company had net operating loss carry forwards of approximately $15,002,557 and $1,593,680, respectively, that may be available to reduce future years’ taxable income indefinitely. Future tax benefits which may arise as a result of these losses have not been recognized in these consolidated financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards. The net change in the valuation allowance resulted in an increase of $4,377,815 and $709,582 for the years ended December 31, 2020 and 2019, respectively.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

The provision for Federal and state income tax consists of the following.

The cumulative tax effect at the expected rate of 25.7% and 25.7% of significant items comprising the Company’s net deferred tax amount is as follows.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards incurred prior to 2018 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

The components for the provision of income taxes include:

	December 31, 2020	December 31, 2019
Current Federal and State	$-	$-
Deferred Federal and State	698,303	(698,303)
Total provision (benefit) for income taxes	$698,303	$(698,303)

A reconciliation of the statutory US Federal income tax rate to the Company’s effective income tax rate is as follows:

	December 31, 2020	December 31, 2019
Federal tax	$(4,382,602)	$(1,229,797)
State tax, net of Federal benefit	(891,129)	(250,059)
Change in warrant value	537,535	-
Write-off of acquisition and other receivables	238,540	-
Other	108,439	71,971
Valuation allowance	5,087,396	709,582
Total income tax provision (benefit)	$698,303	$(698,303)
Effective tax rate	(3.3)%	11.92%

Deferred income taxes reflect the net tax effect of temporary differences between amounts recorded for financial reporting purposes and amounts used for tax purposes. The major components of deferred tax assets and liabilities are as follows:

	December 31, 2020	December 31, 2019
Deferred tax assets
Inventory	$107,398	$107,398
Accrued expenses	1,589,889	792,845
Interest limitation	319,698	191,886
Other	6,597	-
Lease liability	398,820	505,591
Loss carryforward	3,791,146	339,287
Valuation allowance	(5,796,978)	(709,582)
Total deferred tax assets	$416,595	$1,227,425

Deferred tax liabilities
Other	-	(94)
Right of use assets	(398,820	(505,591)
Intangibles	$(17,775)	$(23,437)
Total deferred tax liabilities	$(416,595)	$(529,122)

Total net deferred income tax assets (liabilities)	$-	$698,303

The Company accrues interest and penalties related to unrecognized tax benefits. The Company does not believe it has any unrecognized tax benefits for December 31, 2020 and 2019 that would have a material impact on the financial statements. The Company’s income tax returns are open to examination by the Internal Revenue Service and various State jurisdictions.

	December 31, 2020	December 31, 2019
Net deferred tax asset (liability)	$5,796,978	$1,407,885
Valuation allowance	$(5,796,978)	$(709,852)

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

NOTE 19—SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2020 to the date these consolidated financial statements were issued and has determined that it does not have any material subsequent events to disclose in these consolidated financial statements, except as set forth below.

Lease Agreement

On January 13, 2021, the Company entered into a lease agreement with Westgate 200, LLC for a new premises in St. Charles, Missouri. The lease is for a term of 63 months with two (2) options to renew for additional five (5) year periods and provides for a base rent of $4.35 per square foot per year with 2.5% annual increases and a three-month abatement, resulting in a base rent during the first year of $20,976.79 per month, increasing to a base rent during the fifth year of $23,146.80 per month. The Company must also pay its 29% pro rata portion of the property taxes, operating expenses and insurance costs and is also responsible to pay for the utilities used on the premises. In the event of late payment, interest shall accrue on the unpaid amount at the rate equal to the greater of (i) two (2) percentage points in excess of the prime lending rate as established by U.S. Bank, N.A., or (ii) the default rate applicable to the first priority mortgage in effect at the time such default interest rate is imposed.

The lease contains customary events of default, including (i) if the Company shall fail to pay rent within five (5) days after the due date, (ii) if the Company shall fail to observe or perform any other terms, covenants, conditions or provisions under the lease and fail to cure such default within thirty (30) days after written notice to the Company, (iii) if the Company fails to occupy all or any material portion of the lease premises for more than ninety (90) consecutive days, for reasons other than force majeure, and fails to pay all costs incurred by the landlord as a result of such failure to occupy, and other customary representations, warranties and covenants.

Securities Purchase Agreement

On March 19, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two institutional investors (each, a “Purchaser” and together, the “Purchasers”), pursuant to which the Company issued to each Purchaser (i) a 10% OID senior secured promissory note in the principal amount of $2,750,000 (together, the “Notes”) and (ii) a four-year warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $12.00, subject to adjustments, which may be exercised on a cashless basis (together, the “Warrants”), for a purchase price of $2,500,000 each, or $5,000,000 in the aggregate. After deducting a placement fee and other expenses, the Company received net proceeds of $4,590,000.

The Notes bear interest at a rate of 10% per annum and mature on December 19, 2021. The Notes may be prepaid by the Company in whole or in part at any time or from time to time without penalty or premium upon at least five (5) days prior written notice, which notice period may be waived by the holder. In addition, if the Company issues and sells shares of its equity securities to investors on or before the maturity date in an equity financing with total gross proceeds of not less than $10,000,000 (excluding the conversion of the notes or other convertible securities issued for capital raising purposes), then the Company must repay the then-outstanding principal amount of the Notes and any accrued but unpaid interest.

The Notes are secured by a first priority security interest in all of the Company’s assets and contain customary events of default. Upon, and during the continuance of, an event of default, the Notes are convertible, in whole or in part, at the option of the holder into shares of common stock at a conversion price equal to $12.00, or if lower, 80% of the lowest volume weighted average price for the twenty (20) consecutive trading days prior to the applicable conversion date, but in no event less than $9.00. The conversion price will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the common stock. In addition, if the Company sells or grants any common stock or securities convertible into or exchangeable for common stock or grants any right to reprice such securities at an effective price per share that is lower than the then conversion price, the conversion price shall be reduced to such price, subject to certain exceptions set forth in the Notes.

1847 GOEDEKER INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

Notwithstanding the foregoing, the Company shall not effect any conversion of a Note, and a holder shall not have the right to convert any principal and/or interest of a Note, to the extent that after giving effect to the conversion the holder (together with the holder’s affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) would beneficially own over 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the Note. The holder may, upon not less than 61 days’ prior notice to the Company, increase or decrease such limitation, provided that such limitation in no event exceeds 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the Note. The Warrants also contain this beneficial ownership limitation.

The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type. Pursuant to the Purchase Agreement, the Purchasers were granted piggy-back registration rights with respect to the shares issuable upon conversion of the Notes and exercise of the Warrants. The Company also agreed that, until the date that no Purchasers own any securities, the Company will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. In addition, the Company agreed that, so long as any of the Notes remain outstanding, neither the Company, nor any subsidiary of the Company, shall, without each Purchaser’s written consent and subject to certain exceptions set forth in the Purchase Agreement:

●	sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business;

●	incur, create, assume or suffer to exist any lien on any of its property or assets, except for certain liens set forth in the Purchase Agreement;

●	incur or suffer to exist or guarantee any indebtedness that is senior to or pari passu with (in priority of payment and performance) the Company’s obligations under the Purchase Agreement except for non-equity linked indebtedness relating to the acquisition of inventory secured by certain liens;

●	pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock, other than dividends on shares of common stock solely in the form of additional shares of common stock, or directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock;

●	redeem, repurchase or otherwise acquire in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares, or repay any pari passu or subordinated indebtedness of the Company other than non-equity linked indebtedness relating to the acquisition of inventory secured by certain liens;

●	lend money, give credit, make advances to or enter into any transaction with any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances (i) in existence or committed on the closing date and which the Company has informed each Purchaser in writing prior to the closing date, (ii) in regard to transactions with unaffiliated third parties, made in the ordinary course of business, or (iii) in regard to transactions with unaffiliated third parties, not in excess of $50,000; or

●	repay any affiliate (as defined in Rule 144) of the Company in connection with any indebtedness or accrued amounts owed to any such party.

1 STOP ELECTRONICS CENTER, INC.; YF LOGISTICS LLC;

GOLD COAST APPLIANCES, INC.; JOE’S APPLIANCES LLC; AND SUPERIOR DEALS INC.

(dba APPLIANCES CONNECTION)

AUDITED COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Owners of

1 Stop Electronics Center, lnc., YF Logistics LLC,

Gold Coast Appliances, lnc., Superior Deals lnc.

and Joe’s Appliances LLC (dba Appliances Connection)

Opinion on the Combined Financial Statements

We have audited the accompanying combined balance sheets of 1 Stop Electronics Center, lnc., YF Logistics LLC, Gold Coast Appliances, lnc., Superior Deals lnc. and Joe’s Appliances LLC (dba Appliances Connection and collectively the “Company”) as of December 31, 2020 and 2019, and the related combined statements of income and changes in owners’ equity, and cash flows for the years ended December 31, 2020 and 2019, and the related notes (collectively referred to as the “combined financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s combined financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2020.

Marlton, New Jersey

April 5, 2021

1 STOP ELECTRONICS CENTER, INC.; YF LOGISTICS LLC;

GOLD COAST APPLIANCES, INC.; JOE’S APPLIANCES LLC; AND SUPERIOR DEALS INC.

(dba APPLIANCES CONNECTION)

COMBINED BALANCE SHEETS

	December 31, 2020	December 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$14,842,912	$5,912,043
Receivables, net	19,392,582	13,717,998
Deposits with vendors	31,733,415	22,005,318
Inventories, net	12,004,038	11,702,331
Prepaid expenses and other current assets	217,439	176,582
Total Current Assets	78,190,386	53,514,272
Property and equipment, net	1,997,822	1,591,869
Other assets	144,528	-
Operating lease right-of-use assets	4,646,508	6,089,129
TOTAL ASSETS	$84,979,244	$61,195,270

LIABILITIES AND OWNERS’ EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$21,179,975	$15,220,400
Customer deposits	8,853,214	3,241,531
Current portion of notes payable	466,235	276,534
Current portion of financing lease liabilities	23,576	21,081
Current portion of operating lease liabilities	1,517,390	1,421,696
Total Current Liabilities	32,040,390	20,181,242
Notes payable, net of current portion	3,505,620	541,484
Financing lease liabilities, net of current portion	47,665	70,138
Operating lease liabilities, net of current portion	3,279,080	4,737,840
TOTAL LIABILITIES	38,872,755	25,530,704
Owners’ Equity
Common stock	3,000	3,000
Members’ equity	46,103,489	35,661,566
Total Owners’ Equity	46,106,489	35,664,566
TOTAL LIABILITIES AND OWNERS’ EQUITY	$84,979,244	$61,195,270

The accompanying notes are an integral part of these combined financial statements.

1 STOP ELECTRONICS CENTER, INC.; YF LOGISTICS LLC;

GOLD COAST APPLIANCES, INC.; JOE’S APPLIANCES LLC; AND SUPERIOR DEALS INC.

(dba APPLIANCES CONNECTION)

COMBINED STATEMENTS OF INCOME AND CHANGES IN OWNERS’ EQUITY

	For the Years Ended December 31,
	2020	2019
Net sales	$312,608,528	$219,333,461
Cost of sales	247,379,397	176,771,632
Gross Profit	65,229,131	42,561,829
Operating Expenses
Personnel	13,563,628	10,919,298
Advertising	9,164,242	5,073,731
Bank and credit card fees	12,361,428	9,413,611
Depreciation and amortization	782,773	553,357
General and administrative	9,949,762	7,095,979
Total Operating Expenses	45,821,833	33,055,976
INCOME FROM OPERATIONS	19,407,298	9,505,853
Other Income (Expense)
Other income	1,336,115	1,880,282
Other expense	(663,674)	(247,539)
Total Other Income (Expense)	672,441	1,632,743
NET INCOME	$20,079,739	$11,138,596

OWNERS’ EQUITY - Beginning	$35,664,566	$25,844,519
Distributions paid	(9,637,816)	(1,318,549)
OWNERS’ EQUITY - Ending	$46,106,489	$35,664,566

The accompanying notes are an integral part of these combined financial statements.

1 STOP ELECTRONICS CENTER, INC.; YF LOGISTICS LLC;

GOLD COAST APPLIANCES, INC.; JOE’S APPLIANCES LLC; AND SUPERIOR DEALS INC.

(dba APPLIANCES CONNECTION)

COMBINED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$20,079,739	$11,138,596
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	782,773	553,357
Change in inventory reserves	275,646	108,727
Gain on disposition of assets	(28,633)	-
Operating lease right-of-use assets	1,442,621	1,133,031
Changes in operating assets and liabilities:
Accounts receivable	(5,674,584)	(1,611,014)
Deposits with vendors	(9,728,097)	(3,236,141)
Inventory	(577,353)	(3,934,936)
Prepaid expenses and other current assets	(40,857)	(138,760)
Accounts payable and accrued expenses	5,959,575	6,768,230
Customer deposits	5,611,683	(7,612,046)
Operating lease liabilities	(1,363,066)	(1,081,172)
Other assets	(144,528	-
Due from related parties	-	37,333
Net cash provided by operating activities	16,594,919	2,125,205

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of assets	33,444	-
Purchases of property and equipment	(30,834)	(68,636)
Net cash provided by (used in) investing activities	2,610	(68,636)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	2,309,591	-
Repayments on notes payable	(318,457)	(241,647)
Repayments of financing lease liabilities	(19,978)	(17,763)
Distributions paid	(9,637,816)	(1,318,549)
Net cash used in financing activities	(7,666,660)	(1,577,959)

NET CHANGE IN CASH IN CASH AND CASH EQUIVALENTS	8,930,869	478,610
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,912,043	5,433,433
CASH AND CASH EQUIVALENTS, END OF YEAR	$14,842,912	$5,912,043

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$56,876	$54,213
Non-cash investing and financing activities:
Financed purchases of property and equipment	$1,180,711	$398,698
Operating lease right-of-use asset and liability	$-	$3,245,290

The accompanying notes are an integral part of these combined financial statements.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

1 Stop Electronics Center, Inc. was formed under the laws of the State of New York on February 2, 2000. YF Logistics LLC was formed under the laws of the State of New Jersey on January 24, 2014. Gold Coast Appliances, Inc. was formed under the laws of the State of New York on February 11, 2015. Joe’s Appliances LLC was formed under the laws of the State of New York on November 9, 2018. Superior Deals Inc. was formed under the laws of the State of New York on September 21, 2020. The entities collectively do business as Appliances Connection and are referred to throughout as “the Company.”

Founded in 2000, Appliances Connection is one of the leading retailers of household appliances with a 200,000 square foot warehouse in Hamilton, NJ and a 23,000 square foot showroom in Brooklyn, New York. Appliances Connection carries many household name brands, including Bosch, GE, Frigidaire, Whirlpool, LG, and Samsung, and also carries many major luxury appliance brands such as Verona, Thermador, La Cornue, Dacor, Smeg, and Viking. Appliances Connection provides appliance installation services and old appliance removal services. In addition to selling appliances, it also sells furniture, fitness equipment, plumbing fixtures, televisions, outdoor appliances, and patio furniture, as well as commercial appliances for builder and business clients.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The combined financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are presented in US dollars. All intercompany transactions have been eliminated. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

Cash and Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents. At December 31, 2020 and 2019, the Company had $12,203,949 and $3,914,525, respectively, in its domestic accounts in excess of Federal Deposit Insurance Corporation (“FDIC”) insured limits. No losses have been incurred by the Company as a result of such excesses of FDIC limits.

Use of Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Cost of Revenue

The Company records revenue in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments. The Company’s adoption of this ASU resulted in no change to the Company’s results of operations or balance sheet.

Appliances Connection collects 100 percent of the payment for internet and phone orders, including tax in certain jurisdictions, from the customer at the time the order is placed. Customers placing orders with a purchase order are allowed to purchase on credit and make payment after receipt of product. Appliances Connection does not incur incremental costs obtaining purchase orders from customers; however, if Appliances Connection did, because all Appliances Connection’s contracts are less than a year in duration, any contract costs incurred would be expensed rather than capitalized.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition and Cost of Revenue (Continued)

Performance Obligations – The revenue that Appliances Connection recognizes arises from orders it receives from contracts with customers. Appliances Connection’s performance obligations under the customer orders correspond to each sale of merchandise that it makes to customers and each order generally contains only one performance obligation based on the merchandise sale to be completed. Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, Appliances Connection’s products, which generally occurs when the customer assumes the risk of loss. The transfer of control generally occurs at the point of pickup, shipment, or installation, depending on the type of order. Once this occurs, Appliances Connection has satisfied its performance obligation and Appliances Connection’s recognizes revenue.

Transaction Price ‒ Appliances Connection agrees with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In Appliances Connection’s contracts with customers, it allocates the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax that Appliances Connection collects concurrently with revenue-producing activities are excluded from revenue.

Cost of sales includes the cost of purchased merchandise plus freight and any applicable delivery charges from the vendor to the company.

Substantially all Appliances Connection’s sales are to individual retail consumers (homeowners), builders, and designers. The large majority of customers are homeowners and their contractors, with the homeowner being key in the final decisions. The Company has a diverse customer base with no one customer accounting for more than five percent of total revenue.

Receivables

Receivables consists of customer’s balance payments for which the Company extends credit to certain homebuilders and designers based on prior business relationship, and vendor rebate receivables. Vendor rebates receivable represent amounts due from manufactures from whom the Company purchases products. Rebates receivable are stated at the amount that management expects to collect from manufacturers (vendors). Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on the Company’s assessment of the credit history with its manufacturers, it has concluded that there should be no allowance for uncollectible accounts.

The Company historically collects substantially all its trade receivables from customers and bad debt expense has been historically immaterial to the combined financial statements. Uncollectible balances are expensed in the period it is determined to be uncollectible. The Company had no significant concentrations of receivables balances as of December 31, 2020 and 2019.

Inventory

Inventory mainly consists of finished goods acquired for resale and is valued at the average cost determined on a specific item basis. The Company periodically evaluates the value of items in inventory and provides write-downs to inventory based on estimate of its ability to sell the item as well as general market conditions. Based on these evaluations, the Company determined an obsolescence allowance of $550,101 and $274,455 was needed at December 31, 2020 and 2019, respectively.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment is stated at the historical cost. Maintenance and repairs of property and equipment are charged to operations as incurred. Leasehold improvements are amortized over the lesser of the base term of the lease or estimated life of the leasehold improvements.

Depreciation is computed using the straight-line method over estimated useful lives as follows:

Useful Life (Years)
Furniture and fixtures	7
Transportation equipment	5
Machinery and equipment	5-7
Office equipment	5-7
Leasehold improvements	Shorter of lease term of estimated useful life

Intangible Assets

At December 31, 2020 and 2019, definite-lived intangible assets primarily consisted of capitalized web development costs which are being amortized over their estimated useful lives of three years.

The Company periodically evaluates the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they are removed from the accounts. These assets are reviewed for impairment or obsolescence when events or changes in circumstances indicate that the carrying amount may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows or other valuation techniques. The Company has no intangibles with indefinite lives.

Identifiable intangible assets with definite lives are amortized over their estimated useful lives and are reviewed for impairment if indicators of impairment arise. Intangible assets with indefinite lives are tested for impairment within one year of acquisitions or annually as of October 1, and whenever indicators of impairment exist. The fair values of intangible assets are compared against their carrying values, and an impairment loss would be recognized for the amount by which a carrying amount exceeds its fair value. No impairment of intangible assets was recognized as of and for the years ended December 31, 2020 and 2019.

Long-lived Assets

The Company reviews its property and equipment and any identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The test for impairment is required to be performed by management if triggering events occur. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted operating cash flow expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Lease Liabilities

Lease liabilities and their corresponding ROU assets are recorded based on the present value of lease payments over the expected lease term at the lease commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses an estimated incremental borrowing rate (“IBR”) based on the information available at the commencement date of the respective lease to determine the present value of future payments. The determination of the IBR requires judgment and is primarily based on publicly available information for companies within the same industry and with similar credit profiles. The Company adjusts the rate for the impact of collateralization, the lease term and other specific terms included in each lease arrangement. The IBR is determined at the lease commencement and is subsequently reassessed upon a modification to the lease arrangement.

Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

The Company reviews the ROU asset for impairment whenever events or changes in circumstances indicate that the carrying amount of the ROU asset may not be recoverable. When such events occur, the Company compares the carrying amount of the ROU asset to the undiscounted expected future cash flows related to the ROU asset. If the comparison indicates that an impairment exists, the amount of the impairment is calculated as the difference between the excess of the carrying amount over the fair value of the ROU asset. If a readily determinable market price does not exist, fair value is estimated using discounted expected cash flows attributable to the ROU asset.

Impact of COVID-19

In December 2019, a novel strain of coronavirus (“COVID-19”) emerged in China. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. The extent of the COVID-19 pandemic’s continued effect on our operational and financial performance and those of third parties on which the Company relies will depend on future developments, including the duration, spread and intensity of the outbreak, the pace at which jurisdictions across the country re-open and restrictions begin to lift. The ultimate impact of the COVID-19 pandemic is highly uncertain and subject to change. The Company does not yet know the full extent of potential impacts on its business and financing. However, these effects could have a material impact on the Company’s liquidity, capital resources, operations and business and those of the third parties on which the Company relies.

Proposed Acquisition

On October 20, 2020, the Company entered into a Securities Purchase Agreement, which was amended on December 8, 2020 (as amended, the “Purchase Agreement”) with 1847 Goedeker Inc. (“Goedeker”), Appliances Connection Inc., a wholly owned subsidiary of Goedeker (the “Buyer”) and the holders of all of the equity interests of the Company (the “Sellers”), pursuant to which the Buyer agreed to acquire all of the issued and outstanding capital stock or other equity interests of the Company from the Sellers for an aggregate purchase price of $210,000,000, subject to adjustment, consisting of (i) $168,000,000 in cash (the “Cash Portion”), (ii) 1,222,239 shares of Goedeker’s common stock and 1,111,094 shares of Goedeker’s series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of Goedeker’s series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of Goedeker’s common stock (as reported on the NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the transaction; provided, that if Goedeker has obtained stockholder approval prior to closing, then Goedeker will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Proposed Acquisition (Continued)

The purchase price is subject to a closing net working capital adjustment provision. Under this provision, the Sellers shall deliver to the Buyer at least one day prior to the closing of the acquisition a statement setting forth its good faith estimate of the net working capital of the Company (the “Estimated Closing Net Working Capital”). If the Estimated Closing Net Working Capital exceeds the Target Net Working Capital, then within 5 days the Buyer shall make a cash payment to the Sellers that is equal to such excess. If the Target Net Working Capital exceeds the Estimated Closing Net Working Capital, then either (i) if finally determined at the closing, the Cash Portion shall be decreased by such excess or (ii) within 5 days of the closing, the Sellers shall make a cash payment to the Buyer that is equal to such excess. “Target Net Working Capital” is defined in the Purchase Agreement as negative $15,476,941.

The purchase price is also subject to a post-closing net working capital adjustment provision. On or before the 75th day following the closing of the acquisition, the Buyer shall deliver to the Sellers a statement setting forth its calculation of Net Working Capital (the “Closing Net Working Capital”). The “Post-Closing Net Working Capital Adjustment” shall be an amount equal to the Closing Net Working Capital minus the Estimated Closing Net Working Capital. If the Post-Closing Net Working Capital Adjustment is a negative number, then within 5 days the Sellers shall pay to the Buyer in cash an amount equal to the Post-Closing Net Working Capital Adjustment. If the Post-Closing Net Working Capital Adjustment is a positive number, the Buyer shall, within 5 days after the final determination of the Post-Closing Net Working Capital Adjustment, send payment by wire transfer of immediately available funds to the Sellers in an amount equal to the Post-Closing Net Working Capital Adjustment.

The Cash Portion of the purchase price will also be (A) decreased by (i) the amount of any outstanding unpaid indebtedness of the Company (other than trade debt) existing as of the closing date and (ii) any transaction expenses, and (B) increased by the amount of cash or cash equivalents held by, or on the books of, the Company as of the closing date, if any, that is in excess of $850,000.

The Purchase Agreement contains customary representations, warranties and covenants, including a covenant that the Sellers will not compete with the business of 1 Stop as of the closing date for a period of two (2) years following closing.

The Purchase Agreement also contains mutual indemnification for breaches of representations or warranties and failure to perform covenants or obligations contained in the Purchase Agreement. In the case of the indemnification provided by the Sellers with respect to breaches of certain non-fundamental representations and warranties, the Sellers will only become liable for indemnified losses if the amount exceeds an aggregate of $2,100,000, whereupon the Sellers will be liable for all losses relating back to the first dollar, provided that the liability of the Sellers for breaches of certain non-fundamental representations and warranties shall not exceed $21,000,000.

The closing of the Purchase Agreement is subject to customary closing conditions, including, without limitation, the expiration or termination of any waiting period applicable to the consummation of the transaction under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended; the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the release of any security interests; the Buyer obtaining the requisite acquisition financing; and delivery of all opinions and documents required for the transfer of the Securities to the Buyer.

In connection with closing of the transaction, the Sellers will enter into a Voting Support and Confidentiality Agreement with the other parties named therein, pursuant to which the parties will agree to vote in favor of the transactions contemplated by the Purchase Agreement and also agreed to certain transfer restrictions on the securities of Goedeker owned by them.

In connection with closing of the transaction, Goedeker will enter into a Lock-Up and Resale Restriction Agreement with the holders names therein, pursuant to which the parties will agree that such holders will not transfer the securities of Goedeker owned by them for a period of 180 days.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Cash, restricted cash, receivables, inventory, and prepaid expenses approximate fair value. The fair value hierarchy is defined in the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

Sales Tax Liability

On June 21, 2018, the U.S. Supreme Court issued an opinion in South Dakota v. Wayfair, Inc., 138 S. Ct. 2080 (2018), whereby the longstanding Quill Corp v. North Dakota sales tax case was overruled, and states may now require remote sellers to collect sales tax under certain circumstances. In 2020, the Company began collecting sales tax in nearly all states that have sales tax. The Company accrued sales taxes in the states with sales tax. The Company accrued the potential liability from the effective date of a state’s adoption of the Wayfair decision up to the date the Company began collecting and filing sales taxes in the various states. At December 31, 2020 and 2019, the amount of such accrual was $11,700,329 and $6,138,533 respectively, which is included in accounts payable and accrued expenses.

Income Taxes

All combined entities have elected to be taxed as an “S Corporation” under the provisions of the Internal Revenue Code and comparable state income tax law. As an S Corporation, the Company is generally not subject to corporate income taxes and the Company’s net income or loss is reported on the individual tax return of the stockholder of the Company. Therefore, no provision or liability for income taxes is reflected in the combined financial statements.

Management has evaluated its tax positions and has concluded that the Company had taken no uncertain tax positions that could require adjustment or disclosure in the combined financial statements to comply with provisions set forth in ASC 740, Income Taxes.

Recent Accounting Pronouncements

In June 2018, the FASB issued ASU 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which simplifies the accounting for nonemployee share-based payment transactions by expanding the scope of ASC Topic 718, Compensation - Stock Compensation, to include share-based payment transactions for acquiring goods and services from nonemployees. Under the new standard, most of the guidance on stock compensation payments to nonemployees would be aligned with the requirements for share-based payments granted to employees. This standard became effective for us on January 1, 2019. The adoption of this standard did not have a material impact on the combined financial statements.

In February 2018, the FASB issued ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allows a reclassification from accumulated other comprehensive income (AOCI) to retained earnings for stranded tax effects resulting from U.S. federal tax legislation commonly referred to as the Tax Cuts and Jobs Act, which was enacted in December 2017 (the “2017 Tax Act”). The adoption of this standard did not have a material impact on the combined financial statements.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, which expands and refines hedge accounting for both financial and non-financial risk components, aligns the recognition and presentation of the effects of hedging instruments and hedge items in the financial statements, and includes certain targeted improvements to ease the application of current guidance related to the assessment of hedge effectiveness. ASU 2017-12 became effective for us on January 1, 2019. The adoption of this standard did not have a material impact on the combined financial statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). ASU 2018-15 is effective for annual periods beginning after December 15, 2019, including interim periods within those annual periods. Early adoption is permitted. We adopted ASU 2018-15 on January 1, 2020 on a prospective basis, and do not expect the adoption will result in a material impact for future periods.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which removes, modifies and adds various disclosure requirements related to fair value disclosures. Disclosures related to transfers between fair value hierarchy levels will be removed and further detail around changes in unrealized gains and losses for the period and unobservable inputs used in determining level 3 fair value measurements will be added, among other changes. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019, and early adoption is permitted. We adopted ASU 2018-13 on January 1, 2020 on a prospective basis, and do not expect the adoption will result in a material impact for future periods.

In June 2016, the FASB issued ASU 2016-13 Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. This pronouncement was amended under ASU 2019-10 to allow an extension on the adoption date for entities that qualify as a small reporting company. The Company has elected this extension and the effective date for the Company to adopt this standard will be for fiscal years beginning after December 15, 2022. The Company has not completed its assessment of the standard but does not expect the adoption to have a material impact on the Company’s financial position, results of operations, or cash flows.

The Company currently believes that all other issued and not yet effective accounting standards are not relevant to its combined financial statements.

NOTE 3 – RECEIVABLES

At December 31, 2020 and 2019, receivables consisted of the following:

	December 31, 2020	December 31, 2019
Trade receivables from customers	$11,831,572	$8,889,916
Credit card receivables in process of collection	1,716,364	724,440
Vendor rebate receivables	5,844,646	4,103,642
Total receivables	$19,392,582	$13,717,998

NOTE 4 — DEPOSITS WITH VENDORS

Deposits with vendors represent cash on deposit with one vendor arising from accumulated rebates paid by the vendor. The deposits are used by the vendor to seek to secure the Company’s purchases. The deposit can be withdrawn at any time up to the amount of the Company’s credit line with the vendor. Alternatively, the Company could secure their credit line with a floor plan line from a lender and withdraw all its deposits. The Company has elected to leave the deposits with the vendor on which it earns interest income. There were no purchase commitments outstanding at December 31, 2020 or 2019.

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2020 and, 2019:

	December 31, 2020	December 31, 2019
Furniture and fixtures	$241,469	$181,593
Transportation equipment	2,880,673	1,858,185
Leasehold improvements	870,034	870,034
Machinery and equipment	205,435	161,828
Office equipment	92,431	92,431
Total property and equipment	4,290,042	3,164,071
Less: accumulated depreciation	(2,292,220)	(1,572,202)
Property and equipment, net	$1,997,822	$1,591,869

Depreciation expense for the years ended December 31, 2020 and 2019 was $782,773 and $454,014, respectively.

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

The following is schedule of accounts payable and accrued expenses at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Trade accounts payable	$7,260,224	$6,910,165
Accrued tax liability	12,568,110	7,632,886
Accrued payroll liabilities	275,672	468,590
Other accrued liabilities	1,075,969	208,759
Total accounts payable and accrued expenses	$21,179,975	$15,220,400

NOTE 7 – NOTES PAYABLE

The Company has financed purchases of transportation vehicles with notes payable which are secured by the vehicles purchased.

Notes payable consist of the following at December 31, 2020 and 2019:

Lender	Origination Date	Maturity Date	Interest Rate	December 31, 2020	December 31, 2019
Ally	11/16/15	11/16/20	3.09%	$-	$10,442
Ally	11/16/15	11/16/20	3.09%	-	9,432
Ally	12/22/15	12/21/20	3.09%	-	9,748
Ally	6/19/16	6/19/21	3.59%	5,970	24,886
Toyota	10/31/16	10/31/21	5.39%	16,041	31,610
Toyota	10/31/16	10/31/21	5.39%	-	39,920
Toyota	12/1/16	12/1/21	5.39%	14,616	27,372
Ally	4/19/17	4/19/22	4.99%	19,788	31,370
Toyota	7/12/17	7/12/22	5.39%	57,754	97,121
Hitachi	10/10/17	10/10/22	5.40%	24,007	35,290
Hitachi	10/30/17	10/30/22	5.40%	36,377	52,498
Hitachi	10/4/18	10/4/23	5.49%	51,611	65,140
Hitachi	9/17/18	10/17/23	5.49%	48,615	67,042
Toyota	4/25/19	4/25/24	5.74%	120,600	154,158
Toyota	10/7/19	10/7/24	4.48%	61,462	76,371
Toyota	12/16/19	12/15/24	4.52%	69,730	85,618
Toyota	7/2/20	7/1/25	5.14%	267,938	-
Toyota	2/5/20	2/4/25	4.52%	70,458	-
Hitachi	3/4/20	2/28/25	4.99%	147,493	-
Hitachi	9/1/20	8/31/25	4.75%	77,813	-
Toyota	6/18/20	6/17/25	4.99%	262,776	-
Toyota	11/9/20	11/9/25	4.75%	77,391	-
Toyota	11/9/20	11/9/25	4.75%	87,973	-
Toyota	11/9/20	11/9/25	4.75%	89,049	-
Popular Bank	4/15/20	4/15/22	1.00%	1,192,780	-
Popular Bank	4/27/20	4/27/22	1.00%	679,690	-
SBA	7/25/20	10/25/50	3.75%	112,100	-
SBA	7/20/20	10/20/50	3.75%	150,000	-
SBA	7/25/20	10/25/50	3.75%	150,000	-
Toyota	12/16/20	12/16/25	3.75%	79,823	-
Total notes payable				$3,971,855	$818,018
Less: current portion				(466,235)	(276,534)
Notes payable, net of current portion				$3,505,620	$541,484

NOTE 7 – NOTES PAYABLE (CONTINUED)

Following is a summary of notes payable payments due for the succeeding five years:

Year Ending December 31,	Amount
2021	$466,235
2022	2,269,302
2023	355,381
2024	303,025
2025	207,276
Thereafter	370,636
Total	$3,971,855

NOTE 8 – LEASES

Financing Leases

On March 3, 2018, the Company entered in an equipment financing lease to purchase a forklift for $59,326, maturing on March 2, 2023. As of December 31, 2020 and 2019, the balance payable was $33,346 and $44,320, respectively.

On January 23, 2019, the Company entered in an equipment financing lease to purchase a forklift for $55,510, maturing on January 23, 2024. As of December 31, 2020 and 2019, the balance payable was $36,828 and $46,935, respectively.

Following is a summary of payments due on financing leases for the succeeding five years:

Year Ending December 31,	Amount
2021	$31,724
2022	31,724
2023	18,084
2024	1,128
2025 and thereafter	-
Total payments	82,660
Less: amount representing interest	(11,419)
Present value of minimum lease payments	$71,241

Operating Leases

The Company has entered into four lease agreements under which it leases warehouse equipment, and which have been classified as operating leases. The Company leases warehouse, showroom, and office facilities under long-term leases. All the facility leases include fixed rental payments and have been classified as operating leases.

As of December 31, 2020 and 2019, the weighted-average remaining lease term for all operating leases is 2.9 years and 3.9 years, respectively, while the weighted-average remaining lease term for all finance leases is 2.6 years and 3.6 years, respectively.

Because the Company generally does not have access to the rate implicit in operating leases, we utilize our incremental borrowing rate as the discount rate. The weighted average discount rate associated with operating leases as of December 31, 2020 and 2019 is 4.8 percent and 4.8 percent, respectively.

The Company recognizes operating lease expense on a straight-line basis over the lease term. Rental expense under the operating lease for the years ended December 31, 2020 and 2019 were $1,707,095 and $1,319,220, respectively.

NOTE 8 – LEASES (CONTINUED)

Operating Leases (Continued)

Cash payments included in the measurement of our operating lease liabilities for the years ended December 31, 2020 and 2019 were $1,686,170 and $981,720, respectively.

Supplemental balance sheet information related to lease at December 31, 2020 was as follows:

Operating lease right-of-use asset	$4,646,508
Lease liability, current portion	1,517,390
Lease liability, long-term	3,279,080
Total operating lease liability	$4,796,470

Weighted-average remaining lease term (months)	35

Weighted average discount rate	4.8%

Future minimum lease payments under operating leases as of December 31, 2020 (in thousands) were as follows:

Year Ending December 31,	Amount
2021	$1,716,503
2022	1,747,752
2023	1,404,330
2024	281,250
2025 and thereafter	-
Total	$5,149,835
Less imputed interest	(353,365)
Total lease liability	$4,796,470

NOTE 9 – SUPPLIER CONCENTRATION

Significant customers and suppliers are those that account for greater than ten percent of the Company’s revenues and purchases.

In 2020 and 2019, the Company purchased a substantial portion of finished goods from a third-party vendor (75.2% and 70.7%, respectively).

The Company believes there are numerous other suppliers that could be substituted should the supplier become unavailable or non-competitive.

NOTE 10 – RELATED PARTY TRANSACTIONS

The Company leases four facilities pursuant to lease agreements entered into with four separate entities owned by Albert and Elie Fouerti, the Company’s Chief Executive Officer and Vice President, respectively. Albert and Elie Fouerti, directly and indirectly through affiliated trusts, are each a 50 percent owner of 1 Stop Electronics Center, Inc., Gold Coast Appliances, Inc., Joe’s Appliances LLC, and YF Logistics LLC. See Note 8 for disclosures of cash payments made and amounts recognized as expense during the years ended December 31, 2020 and 2019 and for disclosure of future minimum lease payments as of December 31, 2020 under these leases.

The Company is a member of Dynamic Marketing, Inc. (“DMI”), an appliance purchasing cooperative. DMI purchases consumer electronics and appliances at wholesale prices from various vendors, and then makes such products available to its members, including the Company, who sell such products to end consumers. DMI’s purchasing group arrangement provides its members, including the Company, with leverage and purchasing power with appliance vendors, and increases the Company’s ability to compete with competitors, including big box appliance and electronics retailers. The Company owns an approximate 5% equity interest in DMI. Additionally, one of the owners of the Company is on the Board of DMI. As such, DMI is deemed to be a related party. At December 31, 2020 and 2019, vendor rebate deposits, net, due from DMI were $31,733,415 and $22,005,318, respectively, and vendor rebates receivable were $4,691,514 and $3,284,594, respectively. During the year ended December 31, 2020, the following transactions were carried out with DMI: total purchases $175,630,820, vendor rebates $8,222,373, interest income $968,080, consulting income $255,000, and rent expense $675,000. During the year ended December 31, 2019, the following transactions were carried out with DMI: total purchases $120,328,645, vendor rebates $3,284,594, interest income $1,428,546, consulting income $188,617, and rent expense $337,500.

NOTE 11 – SUBSEQUENT EVENTS

Subsequent to December 31, 2020, the Company was notified by its bank that the application for forgiveness of the Paycheck Protection loans had been approved and that the loans had been fully forgiven, resulting in the recognition of other income of $1,888,174 including principal and interest.

Subsequent to December 31, 2020, the Company paid $9,228,596 in member distributions.

1847 GOEDEKER INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1847 GOEDEKER INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2020

	Goedeker	Appliances Connection	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$934,729	$14,842,912	$189,000,000	(a)	$39,808,808
			(180,000,000)	(b)
			58,550,000	(c)
			(12,680,161)	(d)
			(26,866,817)	(e)
			(3,971,855)	(f)
Restricted cash	8,977,187	-	(3,185,369)	(f)	5,791,818
Receivables	1,998,232	19,392,582	-		21,390,814
Vendor deposits	547,648	31,733,415	(31,733,415)	(g)	547,648
Merchandise inventory, net	5,147,241	12,004,038	-		17,151,279
Prepaid expenses and other current assets	635,084	217,439	(100,000)	(d)	752,523
Total Current Assets	18,240,121	78,190,386	(10,987,617)		85,442,890
Property and equipment, net	245,948	1,997,822	-		2,243,770
Operating lease right-of-use assets	1,578,235	4,646,508	-		6,224,743
Goodwill	4,725,689	-	243,922,331	(j)	248,648,020
Intangible assets, net	1,381,937	-	-		1,381,937
Other long-term assets	45,000	144,528	-		189,528
TOTAL ASSETS	$26,216,930	$84,979,244	$232,934,714		$344,130,888

LIABILITIES, OWNERS’ EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$12,701,715	$21,179,975	$-		$33,881,690
Customer deposits	21,879,210	8,853,214	-		30,732,424
Current portion of notes payable	663,339	466,235	(1,129,574)	(f)	-
Current portion of acquisition note payable	-	-	6,000,000	(c)	6,000,000
Current portion of financing lease liability	-	23,576	-		23,576
Current portion of operating lease liabilities	450,712	1,517,390	-		1,968,102
Total Current Liabilities	35,694,976	32,040,390	4,870,426		72,605,792
Notes payable, net of current portion	2,522,030	3,505,620	(6,027,650)	(f)	-
Acquisition note payable, net of current potion	-	-	52,550,000	(c)	52,550,000
Financing lease liabilities, net of current portion	-	47,665	-		47,665
Operating lease liabilities, net of current portion	1,127,523	3,279,080	-		4,406,603
Contingent note payable	188,170	-	-		188,170
TOTAL LIABILITIES	39,532,699	38,872,755	51,392,776		129,798,230
Owners’ Equity	-	46,103,489	(46,103,489)	(h)	-
Stockholders’ Equity (Deficit)
Preferred stock, $.0001 par value, 20,000,000 shares authorized; none issued and outstanding at December 31, 2020	-	-	-		-
Common stock, $.0001 par value, 200,000,000 shares authorized; 6,111,200 and 4,750,000 shares issued and outstanding as of December 31, 2020 (34,036,430 on a pro-forma basis)	611	3,000	(3,000)	(h)	3,403
			2,348	(a)
			233	(i)
			211	(i)
Additional paid-in capital	13,409,328	-	189,997,652	(a)	241,054,963
			(1,000,000)	(a)
			20,299,763	(i)
			18,348,220	(i)
Accumulated deficit	(26,725,708)	-	-		(26,725,708)
Total Owners’ Equity, Stockholders’ Equity (Deficit)	(13,315,769)	46,106,489	181,541,938		214,332,658
TOTAL LIABILITIES, OWNERS’ EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$26,216,930	$84,979,244	$232,934,714		$344,130,888

1847 GOEDEKER INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

	Goedeker	Appliances Connection	Pro Forma Adjustments	Notes	Pro Forma Combined
Product sales, net	$55,133,653	$312,608,528	$-		$367,742,181
Cost of goods sold	47,878,541	247,379,397	-		295,257,938
Gross Profit	7,255,112	65,229,131	-		72,484,243
Operating Expenses
Personnel	6,565,380	13,563,628	-		20,129,008
Advertising	4,865,361	9,164,242	-		14,029,603
Bank and credit card fees	1,806,620	12,361,428	-		14,168,048
Depreciation and amortization	549,712	782,773	-		1,332,485
General and administrative	7,900,566	9,949,762	-		17,850,328
Total Operating Expenses	21,687,639	45,821,833	-		67,509,472
Income (Loss) From Operations	(14,432,527)	19,407,298	-		4,974,771
Other Income (Expense)
Interest income	2,479	977,249	(977,249)	(k)	2,479
Financing costs	(762,911)	-	-		(762,911)
Interest expense	(870,847)	(663,674)	(3,590,000)	(l)	(5,004,521)
			120,000	(m)
Loss on extinguishment of debt	(1,756,095)	-	-		(1,756,095)
Write-off of acquisition receivable	(809,000)	-	-		(809,000)
Adjustment in value of contingency	(138,922)	-	-		(138,922)
Change on fair value of warrant liability	(2,127,656)	-	-		(2,127,656)
Other income	25,945	358,866	-		384,811
Total Other Income (Expense)	(6,437,007)	672,441	(4,447,249)		(10,211,815)
Net Income (Loss) Before Income Taxes	(20,869,534)	20,079,739	(4,447,249)		(5,237,044)
Income tax expense	698,303	-	*		698,303
Net Income (Loss)	$(21,567,837)	$20,079,739	$(4,447,249)		$(5,935,347)

Income (Loss) Per Common Share – Basic and Diluted	$(3.95)				$(0.18)
Weighted-Average Number of Common Shares Outstanding – Basic and Diluted	5,463,603				33,338,833

*The Company determined that there is no tax effect in the acquisition. Taxable income, if any, would be offset by the Company’s available net loss carryforwards.

1847 GOEDEKER INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF THE TRANSACTIONS

On October 20, 2020, 1847 Goedeker Inc. (“Goedeker”) entered into a securities purchase agreement, which was amended on December 2, 2020 and April 6, 2021 (as amended, the “Purchase Agreement”), to acquire the following five household appliances companies through its newly formed wholly owned subsidiary Appliances Connection Inc., a Delaware corporation (“ACI”): (1) 1 Stop Electronics Center, Inc., a New York corporation; (2) Gold Coast Appliances, Inc., a New York corporation; (3) Superior Deals Inc., a New York corporation; (4) Joe’s Appliances LLC, a New York limited liability company; and (5) YF Logistics LLC, a New Jersey limited liability company (collectively, “Appliances Connection”).

Pursuant to the Purchase Agreement, ACI agreed to acquire all of the issued and outstanding capital stock or other equity securities of Appliances Connection for an aggregate purchase price of $222,000,000, subject to adjustment (the “Proposed Acquisition”). The purchase price consists of (i) $180,000,000 in cash, (ii) 1,222,239 shares of Goedeker’s common stock and 1,111,094 shares of Goedeker’s series A preferred stock, collectively having a stated value that is equal to $21,000,000, and (iii) a number of shares of Goedeker’s series A-1 preferred stock that is equal to (A) $21,000,000 divided by (B) the average of the closing price of Goedeker’s shares of common stock (as reported on NYSE American) for the 20 trading days immediately preceding the 3rd trading day prior to the closing date of the Proposed Acquisition; provided, that if Goedeker has obtained stockholder approval prior to closing, then Goedeker will issue the same number of shares of common stock in lieu of the series A preferred stock and series A-1 preferred stock. For purposes of these unaudited pro forma combined financials statements, Goedeker has assumed that all shares will be issued as common stock.

The purchase price is subject to a closing net working capital adjustment provision.  Under this provision, the sellers shall deliver to ACI at least one day prior to the closing of the Proposed Acquisition a statement setting forth their good faith estimate of the net working capital of Appliances Connection (which excludes accruals for sales tax liabilities). If such estimated net working capital exceeds a target net working capital of ($15,476,941), then within five (5) days ACI shall make a cash payment to the sellers that is equal to such excess. If such target net working capital exceeds such estimated net working capital, then either (i) if finally determined at the closing, the cash portion of the purchase price shall be decreased by such excess or (ii) within 5 days of the closing, the sellers shall make a cash payment to ACI that is equal to such excess.

The purchase price is also subject to a post-closing net working capital adjustment provision. On or before the 75th day following the closing of the Proposed Acquisition, ACI shall deliver to the sellers a statement setting forth its calculation of the net working capital. If such net working capital exceeds the estimated net working capital referred to above, then within five (5) days after the final determination of such net working capital ACI shall send payment by wire transfer of immediately available funds to the sellers in an amount equal to such excess. If the estimated net working capital exceeds such net working capital, then within five (5) days the sellers shall pay to ACI in cash an amount equal to such excess.

The cash portion of the purchase price will also be (i) decreased by (A) the amount of any outstanding unpaid indebtedness of Appliances Connection (other than trade debt) existing as of the closing date and (B) any transaction expenses, and (ii) increased by the amount of cash or cash equivalents held by, or on the books of, Appliances Connection as of the closing date, if any, that is in excess of $850,000.

Upon execution of the Purchase Agreement, ACI paid a deposit in the amount of $100,000, and upon execution of the first amendment to the Purchase Agreement, ACI paid an additional deposit in the amount of $75,000, all of which will be credited towards the cash portion of the purchase price at closing.

Goedeker intends to pay the cash portion of the purchase price for the proposed acquisition with (i) the proceeds from a public offering of its common stock and (ii) the proceeds of a term loan from a commercial bank. Goedeker has entered into a non-binding engagement letter with a commercial bank for the provision of a senior secured credit facility involving a term loan in the expected principal amount of $60 million.

1847 GOEDEKER INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 2 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of December 31, 2020 combines the historical consolidated balance sheet of Goedeker with the historical combined balance sheet of Appliances Connection and was prepared as if the Proposed Acquisition had occurred on December 31, 2020.

The unaudited pro forma combined statement of operations for the year ended December 31, 2020 combines the historical consolidated statement of operations of Goedeker with the historical combined statement of operations of Appliances Connection and was prepared as if the Proposed Acquisition had occurred on January 1, 2020.

The historical financial information is adjusted in the unaudited pro forma combined financial information to give effect to pro forma events that are (1) directly attributable to the Proposed Acquisition, (2) factually supportable, and (3) with respect to the combined statement of operations, expected to have a continuing impact on the combined results.

Goedeker accounted for the Proposed Acquisition in the unaudited pro forma combined financial information using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, Goedeker used its best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the acquisition date. Goodwill of Appliances Connection is measured as the excess of the purchase consideration over the fair value of the net tangible assets and identifiable assets acquired. The preliminary fair value of the net assets to be acquired is $1,592,913. The excess of the aggregate estimated fair value of the net tangible assets, $243,922,331, has been allocated to provisional goodwill.

The pro forma adjustments described below were developed based on management’s assumptions and estimates, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from Appliances Connection based on preliminary estimates to fair value.  The final purchase consideration and allocation of the purchase consideration will differ from that reflected in the unaudited pro forma combined financial statements after the final valuation procedures are performed and the amounts are finalized.

The unaudited pro forma combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the combined company would have been had the Proposed Acquisition occurred on the dates assumed, nor are the necessarily indicative of future consolidated results of operations or financial position.

Goedeker expects to incur costs and realize benefits associated with integrating the operations of Goedeker and Appliances Connection.  The unaudited pro forma combined financial statements do not reflect the costs of any integration activities or any benefits that may result from operating efficiencies or revenue synergies.  The unaudited pro forma combined statement of operations does not reflect any non-recurring charges directly related to the Proposed Acquisition that the combined company may incur upon completion of the Proposed Acquisition.

1847 GOEDEKER INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 3 – PURCHASE PRICE ALLOCATION

The table below represents the estimated preliminary purchase price allocation to the net assets acquired based on their estimated fair values, as well as the associated estimated useful lives of the acquired intangible assets. Such amounts were estimated using the most recent balance sheet of Appliances Connection as of December 31, 2020. Upon closing of the Proposed Acquisition, final valuations will be performed, whereby increases or decreases in the fair value of relevant balance sheet accounts will result in adjustments, which may result in material differences from the information presented herein.

Provisional purchase consideration at preliminary fair value:
Cash consideration	$180,000,000
Share issuance	38,648,427
Working capital adjustment paid to sellers	26,866,817
Amount of consideration (excluding potential gross-up):	$245,515,244

Assets acquired and liabilities assumed at preliminary fair value
Cash	$2,062,751
Accounts receivable	19,392,582
Inventories	12,004,038
Other assets	361,967
Property and equipment	1,997,822
Operating lease right-of-use asset	4,646,508
Accounts payable and accrued expenses	(21,179,975)
Customer deposits	(8,853,214)
Current portion of notes payable	(466,235)
Long term portion of notes payable	(3,505,620)
Current portion of operating and finance lease liabilities	(1,540,966)
Operating and finance lease liabilities, net of current portions	(3,326,745)
Net tangible assets acquired	$1,592,913

Total net assets acquired	$1,592,913
Consideration paid	245,515,244
Preliminary goodwill	$243,922,331

Estimated working capital adjustment:
Working capital on preliminary statement	$(11,389,876)
Target working capital	(15,476,941)
Net estimated working capital adjustment	$(26,866,817)

1847 GOEDEKER INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 4 – PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	Net proceeds from common stock offering as follows:
	Sale of 23,482,882 shares of $.0001 par value common stock at $8.70, the March 31, 2021 closing price	$204,301,075
	Underwriting discount	(14,301,075)
	Estimated cash expenses	(1,000,000)
	Net proceeds	$189,000,000

(b)	Disbursed to sellers in cash	$180,000,000

(c)	Proceeds of acquisition note payable (term loan), net of a $1,450,000 discount	$58,550,000

(d)	Pay sellers’ for cash, net of (i) $100,000 deposit paid at signing of purchase agreement, (ii) long-term debt of $3,505,620, and (iii) cash threshold of $850,000	$12,860,161

(e)	Estimated working capital adjustment paid to sellers	$26,866,817

(f)	Payoff all debt in accordance with terms of acquisition note payable	$7,157,224

(g)	Appliances Connection vendor deposits not acquired in transaction	$31,733,415

(h)	Members’ equity eliminated in consolidation	$46,106,489

(i)	Shares issued to sellers
	2,333,333 at fixed price of $9.00 per share	$20,299,996
	2,109,015 at the weighted average price of $9.96 for the 20 trading days ended March 31, 2021	$18,348,431

(j)	Preliminary goodwill as the difference between consideration paid and net assets acquired	$243,922,331

(k)	Eliminate interest income earned on vendor deposits that do not transfer to the combined company	$977,249

(l)	Interest expense and amortization of loan discount on acquisition note payable	$3,590,000

(m)	Estimated reduction in interest expense on loans paid off in accordance with terms of acquisition note payable	$120,000

ANNEX A

SECURITIES PURCHASE AGREEMENT

dated as of October 20, 2020

among

1847 GOEDEKER INC.

APPLIANCES CONNECTION INC.

1 STOP ELECTRONICS CENTER, INC.

GOLD COAST APPLIANCES INC.

SUPERIOR DEALS INC.

JOE’S APPLIANCES LLC

YF LOGISTICS LLC

AND

THE OTHER PARTIES SET FORTH IN EXHIBIT A HERETO

A-i

A-ii

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, dated as of October 20, 2020 (the “Agreement”), among 1847 Goedeker Inc., a Delaware corporation (“Parent”), Appliances Connection Inc., a Delaware corporation (the “Buyer”), 1 Stop Electronics Center, Inc., a New York corporation (“1 Stop”), Gold Coast Appliances Inc., a New York corporation (“Gold Coast”), Superior Deals Inc., a New York corporation (“Superior Deals”), Joe’s Appliances LLC, a New York limited liability company (“Joe’s Appliances”), and YF Logistics LLC, a New Jersey limited liability company (“YF Logistics” and together with 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, each a “Company” and collectively, the “Companies”), and the other party or parties set forth in Exhibit A hereto (each a “Seller” and, collectively, the “Sellers”).

BACKGROUND

Each Seller is the record and beneficial owner of the capital stock or other equity securities (the “Securities”) of the Companies set forth opposite each such Seller’s name on Exhibit A. The Sellers collectively own 100% of the issued and outstanding Securities of the Companies. The Sellers desire to sell all of the Securities to the Buyer, and the Buyer desires to purchase all of the Securities from the Sellers, upon the terms and subject to the conditions set forth in this Agreement (such sale and purchase of the Securities, the “Acquisition”).

The Buyer is a newly formed, wholly owned subsidiary of the Parent. The Parent is a public reporting company that is required to file reports with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Parent’s common stock, $0.0001 par value per share (“Common Stock”), is traded under the symbol “GOED” on the NYSE American national securities exchange. In connection with the Acquisition, the Parent will issue to the Sellers as partial consideration for the Securities shares of its Common Stock and shares of its Series A and Series A-1 Convertible Preferred Stock, $0.0001 par value per share (collectively, the Series A Preferred Stock and the Series A-1 Preferred Stock are referred to herein as the “Preferred Stock”), as described below in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1 Certain Definitions.

(a) When used in this Agreement, the following terms will have the meanings assigned to them in this Section 1.1(a) and other defined terms will have the meanings given to them elsewhere in this Agreement:

“1 Stop Lease” means the lease by and between 1 Stop and Landlord in the form attached hereto as Exhibit F-1.

“A. Fouerti Employment Agreement” means the employment agreement between Albert Fouerti and Buyer substantially in the form attached hereto as Exhibit G-1.

“Accounts Receivable” means accounts receivable, trade receivables, and other similar receivables, and any security, claim, remedy, or other right related to any of the foregoing, in each case relating to or arising out of the business of the Companies.

“Action” means any claim, action, suit, inquiry, hearing, proceeding or other investigation.

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) means possession of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, membership interests or other equity interests, as trustee or executor, by Contract or otherwise.

“Ancillary Agreements” means the Voting Agreement, the Lock-Up Agreement and any other contracts or agreements entered into among the parties to this Agreement in connection with the Acquisition or the other transactions contemplated hereby.

“Benefit Plan” means any “employee benefit plan” as defined in ERISA Section 3(3), including any (i) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan (as defined in ERISA Section 3(2)), (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan (as defined in ERISA Section 3(37)), (iv) Employee Welfare Benefit Plan (as defined in ERISA Section 3(1)) or material fringe benefit plan or program, or (v) stock purchase, stock option, severance pay, change-in-control, vacation pay, company award, salary continuation, sick leave, excess benefit, bonus or other incentive compensation, life insurance, or other employee benefit plan, contract, program, policy or other arrangement, whether or not subject to ERISA, under which any present or former employee of the Companies has any present or future right to benefits sponsored or maintained by the Companies or any ERISA Affiliate.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by Law to close.

“Closing Transaction Expenses Certificate” means a certificate delivered by the Sellers stating (i) the identity of any Person to whom payment of Transaction Expenses shall be made, (ii) the amount of the Transaction Expenses payable to such Person, and (iii) wire transfer information for such Person.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidentiality Agreement” means the Mutual Confidentiality Agreement dated as of August 13, 2020 by and between Parent and 1 Stop.

“Contract” means any written agreement, contract, commitment, arrangement or understanding.

“E. Fouerti Employment Agreement” means the employment agreement between Albert Fouerti and Buyer substantially in the form attached hereto as Exhibit G-2.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person who is, or at any time was, a member of a “controlled group of corporations” within the meaning of Section 414(b) or (c) of the Code and, for the purpose of Section 302 of ERISA and/or Section 412, 4971, 4977, 4980D, 4980E and/or each “applicable section” under Section 414(f)(2) of the Code, within the meaning of Section 412(n)(6) of the Code that includes, or at any time included, the Companies or any Affiliate thereof, or any predecessor of any of the foregoing.

“GAAP” means United States generally accepted accounting principles as in effect on the date hereof.

“Gold Coast Lease” means the lease by and between Gold Coast and Landlord in the form attached hereto as Exhibit F-2.

“Governmental Entity” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state or local government or foreign, international, multinational or other government, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof.

“HSR Act” means the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means (a) all obligations of the Companies or any of their subsidiaries for borrowed money; (b) all obligations of the Companies or any of their subsidiaries evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of others for borrowed money secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property owned or acquired by any Company, whether or not the obligation secured thereby has been assumed; (d) all guarantees by the Companies or any of their subsidiaries of obligations of others for borrowed money; and (e) all obligations, contingent or otherwise, of the Companies or any of their subsidiaries as an account party in respect of letters of credit and letters of guaranty.

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (i) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights; (ii) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights; (iii) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing; (iv) trade secrets and business, technical and know-how information, databases, data collections and other confidential and proprietary information and all rights therein; (v) software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation; and (vi) Internet domain name registrations.

“Inventory” means all inventories of raw materials, supplies, work-in-process, finished goods, and other materials used in or held for use in the business of the Companies or any of their subsidiaries.

“IRS” means the Internal Revenue Service.

“Joe’s Appliances Lease” means the lease by and between Joe’s Appliances and Landlord in the form attached hereto as Exhibit F-3.

“Knowledge” or any similar phrase means (a) with respect to the Sellers, the actual knowledge of each Seller; and (b) with respect to Parent or Buyer, the actual knowledge of the individuals set forth in Section 1.1(a) of the Disclosure Schedule.

“Landlord” means 1870 Bath Ave. LLC, a New York limited liability company.

“Law” means any statute, law, ordinance, rule or regulation of any Governmental Entity.

“Liability” means all Indebtedness, obligations and other liabilities and contingencies of a Person, whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, hypothecation or other encumbrance in respect of such property or asset.

“Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, is reasonably expected to result in a material adverse effect on the business, assets, properties, financial condition, results of operations of the Companies and their Subsidiaries, taken as a whole, or that prevents, materially impedes or materially delays the consummation by the Sellers and the Companies of the Acquisition and the other transactions contemplated by this Agreement; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Companies operate; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Parent or Buyer; (vi) any matter of which Parent or Buyer is aware on the date hereof; (vii) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (viii) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with any Company; (ix) any natural or man-made disaster or acts of God; or (x) any failure by any Company to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded).

“Net Working Capital” means (i) Accounts Receivable; plus (ii) Inventory; plus (iii) prepaid expenses and other current assets that have an economic benefit to the Companies post-Closing; less (iv) current accounts payable, accrued liabilities and outstanding checks and other current liabilities as of the Closing Date, which shall be prepared in accordance with Section 2.2(a) and as finally determined pursuant to Section 2.2(c); provided, however that the calculation of Net Working Capital shall not include cash or cash equivalents, or any items otherwise included in the definitions of Indebtedness or Transaction Expenses.

“Order” means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision issued, promulgated or entered by or with any Governmental Entity of competent jurisdiction.

“Outside Date” means ninetieth (90th) day following the date of this Agreement.

“Permit” means any authorization, approval, consent, certificate, license, clearance, permit or franchise of or from any Governmental Entity of competent jurisdiction or pursuant to any Law.

“Permitted Liens” means (i) Liens for current Taxes that are not yet due and payable or that may hereafter be paid without material penalty or that are being contested in good faith, (ii) statutory Liens of landlords and workers,’ carriers’ and mechanics’ or other like Liens incurred in the ordinary course of business not yet overdue or that are being contested in good faith, (iii) Liens, easements, servitudes, covenants, conditions, restrictions, encroachments and other similar non-monetary matters affecting title to any assets of the Companies or any of their Subsidiaries and other title defects which do not materially interfere with the present or proposed use of the properties by the Companies or their Subsidiaries or assets they affect taken as a whole, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such leased real property and which are not violated in any material respect by the current use and operation of such leased real property or the operation of the business of the Company (v) Liens that will be released prior to or as of the Closing, (vi) Liens arising under this Agreement, (vii) Liens created by or through the Buyer, or (viii) Liens that, individually or in the aggregate, do not materially interfere with the ability of the Companies to conduct their business as currently conducted and do not materially adversely affect the value of, or the ability to sell, such personal properties and assets.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

“Pro Rata Basis” means, for each Seller the pro rata basis percentage specified in the last column of Exhibit A to this Agreement.

“Pro Rata Cash Basis” means, for each Seller the pro rata basis percentage specified in the fourth column of Exhibit A to this Agreement.

“Pro Rata Share Basis” means, for each Seller the pro rata basis percentage specified in the penultimate column of Exhibit A to this Agreement.

“Representatives” means, with respect to any Person, the respective directors, officers, employees, counsel, accountants and other representatives of such Person.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of a non-corporate Person.

“Target Net Working Capital” means negative Fifteen Million Four Hundred Seventy Six Thousand Nine Hundred Forty One and 38/100 Dollars (-$15,476,941.38), which is the average monthly Net Working Capital for the seven-month period ending July 31, 2020. The calculation of the Target Net Working Capital as agreed upon by the parties hereto is set forth on Exhibit B attached hereto (the “Target Net Working Capital Statement”).

“Taxes” means all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, transfer, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, in each case, imposed by any Taxing Authority.

“Taxing Authority” means any Governmental Entity having or purporting to exercise jurisdiction with respect to any Tax.

“Tax Returns” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with any Taxing Authority.

“Trailing 20 Day Trading Price” means the average of the closing price of the shares of Parent’s Common Stock (as reported on the NYSE American) for the twenty (20) Trading Days immediately preceding the third (3rd) Trading Day prior to the Closing Date.

“Trading Day” means (i) any day on which the Common Stock of the Parent is listed and traded on the NYSE American, (ii) if the Common Stock is not then listed and traded on NYSE American, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

“Transaction Expenses” means, to the extent not paid by the Companies or its Subsidiaries before the Closing, the amount of all fees, costs and expenses (including legal, accounting, investment banking, broker’s, finder’s and other professional or advisory fees and expenses) of the Companies and its Subsidiaries incurred by or on behalf of, or to be paid by, the Companies or any Subsidiary in connection with the negotiation and execution of this Agreement and the other transaction documents and the consummation of the Acquisition.

“Transaction Proposal” means any written bona fide proposal made by a third party relating to (i) any direct or indirect acquisition or purchase of all or substantially all of the assets of the Companies or any of their Subsidiaries, (ii) any direct or indirect acquisition or purchase of a majority of the combined voting power of the Securities or any equity securities of any of their Subsidiaries, or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Companies in which the other party thereto or its stockholders will own 51% or more of the combined voting power of the parent entity resulting from any such transaction.

“$” means United States dollars.

(b) For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (i) the meaning assigned to each term defined herein will be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting any gender will include all genders as the context requires; (ii) where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning; (iii) the terms “hereof”, “herein”, “hereunder”, “hereby” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) when a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule without reference to a document, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement; (v) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule will also apply to paragraphs and other subdivisions; (vi) the word “include”, “includes” or “including” when used in this Agreement will be deemed to include the words “without limitation”, unless otherwise specified; (vii) a reference to any party to this Agreement or any other agreement or document will include such party’s predecessors, successors and permitted assigns; (viii) a reference to any Law means such Law as amended, modified, codified, replaced or reenacted as of the date hereof, and all rules and regulations promulgated thereunder as of the date hereof; and (ix) the term “as of the Closing” or “as of the Closing Date” when used to calculate financial amounts in this Agreement will be as of 11:59 p.m. local time on the Closing Date.

ARTICLE II
PURCHASE AND SALE OF THE SECURITIES

2.1 Purchase and Sale of the Securities.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, each Seller will contribute, sell, transfer and deliver to the Buyer, and the Buyer will purchase and receive from each Seller all the Securities set forth opposite such Seller’s name on Exhibit A, constituting all of the issued and outstanding Securities of the Companies, for an aggregate purchase price of Two Hundred Ten Million Dollars ($210,000,000), consisting of: (a) One Hundred Sixty Eight Million Dollars ($168,000,000) in cash in immediately available funds (the “Cash Portion"), (b) One Million Two Hundred Twenty Two Thousand Two Hundred Thirty Nine (1,222,239) shares of newly-issued Common Stock of the Parent and One Million One Hundred Eleven Thousand Ninety Four (1,111,094) shares of newly-issued Series A Preferred Stock of Parent (collectively, the “Fixed Share Consideration”), collectively, having a stated value that is equal to Twenty One Million Dollars ($21,000,000) or Nine Dollars ($9.00) per share of Common Stock or Series A Preferred Stock, as applicable (c) a number of shares of Series A-1 Preferred Stock of Parent that is equal to (i) Twenty One Million Dollars ($21,000,000) divided by (ii) Trailing 20 Day Price (the “Variable Share Consideration” and, collectively with the Cash Portion and the Fixed Share Consideration, the “Purchase Price”), payable as described below and allocated among the Sellers as set forth on Exhibit A.

(b) Upon executing this Agreement, Buyer shall pay a deposit of One Hundred Thousand Dollars ($100,000) in cash to 1 Stop (the “Deposit”) by wire transfer of immediately available funds to the account designated by 1 Stop on Schedule 2.1(b) of the Disclosure Schedule.

(c) At the Closing, the Buyer will deliver to Sellers the Cash Portion (subject to any adjustment pursuant to Sections 2.2 and 2.3 hereof) minus the Deposit in immediately available funds to the accounts designated by the Sellers prior to the Closing to be divided among the Sellers on a Pro Rata Cash Basis.

(d) At the Closing, the Parent will issue to each of the Sellers the number of shares of Common Stock and Series A Preferred Stock comprising the Fixed Share Consideration as is specified opposite such Seller’s name on Exhibit A to this Agreement.

(e) At the Closing, the Parent will issue to each Seller the relative percentages of the Variable Share Consideration as is specified opposite such Seller’s name on Exhibit A to this Agreement.

(f) In order to comply with NYSE American regulations, the Parties have limited the number of shares of Common Stock of the Parent being issued to the Sellers to One Million Two Hundred Twenty Two Thousand Two Hundred Thirty Nine (1,222,239), which is 19.9% of the issued and outstanding Common Stock of the Parent on the date of this Agreement. To the extent that, at the Closing, for any reason, the Common Stock included in the Fixed Share Consideration would be in excess of 19.9%, then an adjustment will be made to reduce the number of shares of Common Stock included in the Fixed Share Consideration such that only 19.9% of the Fixed Share Consideration shall be comprised of Common Stock and to increase, by an equal number of shares, the number of shares of Series A Preferred Stock included in the Fixed Share Consideration. The Sellers agree that they shall be prohibited from exercising their right to vote the Common Stock included in the Fixed Share Consideration in connection with the approval by the stockholders of the Parent to approve the Acquisition or any matters relating thereto and that the Series A Preferred Stock included in the Fixed Share Consideration shall not have any voting rights.

(g) The Series A Preferred Stock and the Series A-1 Preferred Stock shall be identical, except that the Series A Preferred Stock shall have a stated value of $9.00 per share and the Series A-1 Preferred Stock shall have a stated value equal to the Trailing 20 Day Price and each series of preferred stock shall otherwise have the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions as are set forth in the forms of Certificate of Designation of the Preferred Stock which shall be in the form of Exhibit C to this Agreement (the “Certificate of Designations”).

2.2 Working Capital Adjustment.

(a) Closing Net Working Capital Adjustment.

At least one (1) Business Day before the Closing, the Sellers shall deliver to the Buyer a statement setting forth its good faith estimate of the Net Working Capital of the Companies (the “Estimated Closing Net Working Capital”), which statement shall contain an estimated unaudited combined balance sheet of the Companies (the “Adjustment Balance Sheet”) as of the Closing Date, a calculation of the Estimated Closing Net Working Capital (the “Estimated Closing Net Working Capital Statement”), and a certificate of the Sellers stating that the Adjustment Balance Sheet and the Estimated Closing Net Working Capital was prepared in accordance with GAAP applied on a consistent basis with the preparation of the Target Net Working Capital Statement.

If the Estimated Closing Net Working Capital exceeds the Target Net Working Capital, then within five (5) days the Buyer shall make a cash payment to the Sellers that is equal to such excess and such payment will be divided among the Sellers on a Pro Rata Cash Basis. If the Target Net Working Capital exceeds the Estimated Closing Net Working Capital, then either (i) if finally determined at the Closing, the Cash Portion shall be decreased by such excess and such decreased amount shall be divided among the Sellers on a Pro Rata Cash Basis or (ii) within five (5) days of the Closing, the Sellers shall make a cash payment to the Buyer on a Pro Rata Cash Basis that is equal to such excess. Any such adjustment shall be treated as an adjustment to the Purchase Price.

The Buyer and the Parent shall be entitled to have access to the books and records of the Companies and the Sellers’ work papers prepared in connection with the Adjustment Balance Sheet and Estimated Closing Net Working Capital Statement and shall be entitled to discuss such books and records and work papers with the Sellers and those other persons responsible for the preparation thereof.

(b) Post-Closing Net Working Capital Adjustment.

Within seventy five (75) days after the Closing Date, Buyer shall prepare and deliver to the Sellers a statement setting forth its calculation of Net Working Capital (the “Closing Net Working Capital”), which statement shall contain an unaudited combined balance sheet of the Companies as of the Closing Date, a calculation of Net Working Capital (the “Closing Net Working Capital Statement”) and a certificate of the Chief Financial Officer of Buyer that the Closing Net Working Capital Statement was prepared in accordance with GAAP applied on a consistent basis with the preparation of the Target Net Working Capital Statement.

The “Post-Closing Net Working Capital Adjustment” shall be an amount equal to the Closing Net Working Capital minus the Estimated Closing Net Working Capital.

(c) Examination and Review.

(i) Examination. After receipt of the Closing Net Working Capital Statement, the Sellers shall have thirty (30) days (the “Review Period”) to review the Closing Net Working Capital Statement. During the Review Period, the Sellers and their accountants shall have full access to the books and records of the Companies, the personnel of, and work papers prepared by, the Buyer and/or its accountants to the extent that they relate to the Closing Net Working Capital Statement and to such historical financial information (to the extent in the Buyer’s possession) relating to the Closing Net Working Capital Statement as the Sellers may reasonably request for the purpose of reviewing the Closing Net Working Capital Statement and to prepare a Statement of Objections (defined below); provided, that such access shall be in a manner that does not interfere with the normal business operations of the Buyer or the Companies.

(ii) Objection. On or prior to the last day of the Review Period, the Sellers may object to the Closing Net Working Capital Statement by delivering to the Buyer a written statement setting forth their objections in reasonable detail, indicating each disputed item or amount and the basis for its disagreement therewith (the “Statement of Objections”). If the Sellers fail to deliver the Statement of Objections before the expiration of the Review Period, the Closing Net Working Capital Statement and the Post-Closing Net Working Capital Adjustment, as the case may be, reflected in the Closing Net Working Capital Statement shall be deemed to have been accepted by the Sellers. If the Sellers deliver the Statement of Objections before the expiration of the Review Period, the Buyer and the Sellers shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Net Working Capital Adjustment and the Closing Net Working Capital Statement with such changes as may have been previously agreed in writing by the Buyer and the Sellers shall be final and binding.

(iii) Resolution of Disputes. If the Sellers and the Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of an impartial nationally recognized firm of independent certified public accountants mutually chosen by the Sellers and the Buyer (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Net Working Capital Adjustment and the Closing Net Working Capital Statement, as the case may be. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Net Working Capital Statement and the Statement of Objections, respectively.

(iv) Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid by the Sellers, on the one hand, and by the Buyer, on the other hand, based upon the percentage that the amount actually contested but not awarded to the Sellers or the Buyer, respectively, bears to the aggregate amount actually contested by the Sellers and the Buyer. Any such fees and expenses payable by the Sellers shall be split on a Pro Rata Basis amongst the Sellers.

(v) Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within thirty (30) days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Net Working Capital Statement and/or the Post-Closing Net Working Capital Adjustment, as the case may be, shall be conclusive and binding upon the parties hereto.

(d) Payment of Post-Closing Net Working Capital Adjustment.

(i) If the Post-Closing Net Working Capital Adjustment is a negative number, then within five (5) days the Sellers shall pay to the Buyer in cash an amount equal to the Post-Closing Net Working Capital Adjustment divided among the Sellers on a Pro Rata Cash Basis.

(ii) If the Post-Closing Net Working Capital Adjustment is a positive number, the Buyer shall, within five (5) days after the final determination of the Post-Closing Net Working Capital Adjustment, send payment by wire transfer of immediately available funds to the Sellers in an amount equal to the Post-Closing Net Working Capital Adjustment divided among the Sellers on a Pro Rata Cash Basis.

2.3 Adjustment for Outstanding Indebtedness, Transaction Expenses and Cash. The Cash Portion shall be (A) decreased by (i) the amount of any outstanding unpaid Indebtedness of the Companies (other than trade debt) existing as of the Closing Date and (ii) any Transaction Expenses, and (B) increased by the amount of cash or cash equivalents held by, or on the books of, the Companies as of the Closing Date, if any, that is in excess of $850,000.

2.4 Closing. The consummation of the Acquisition and the other transactions contemplated hereby (the “Closing”) will take place by the reciprocal delivery of closing documents by electronic mail, regular mail, fax or any other means mutually agreed upon by the parties and the electronic transfer of funds on the second (2nd) business day immediately following the satisfaction or waiver of conditions to closing contained in Article VII of this Agreement (other than any conditions that by their nature are to be satisfied at the Closing), but not later than the Outside Date or such other date as the Buyer and the Sellers may mutually determine (the date on which the Closing actually occurs is referred to as the “Closing Date”).

2.5 Transactions to be Effected at the Closing.

(a) At the Closing, the Buyer or the Parent, as applicable, will (i) pay to each Seller such Seller’s Cash Portion of the Purchase Price on a Pro Rata Cash Basis, adjusted in accordance with Sections 2.2 and 2.3 of this Agreement, by paying such sum to each Seller by transfer of immediately available funds in accordance with instructions provided by the Sellers, (ii) issue to each Seller on a Pro Rata Share Basis such Seller’s share of the Fixed Share Consideration and the Variable Share Consideration, (iii) pay, via wire transfer of immediately available funds, any Transaction Expenses reflected in the Closing Transaction Expenses Certificate to be delivered by the Companies to Buyer within one (1) day of the Closing and (iv) deliver to the Sellers all other documents, instruments or certificates required to be delivered by the Buyer at or prior to the Closing pursuant to Section 7.2 of this Agreement.

(b) At the Closing, each Seller will (i) deliver to the Buyer a certificate or certificates representing the Securities, if certificated, duly endorsed or accompanied by stock powers, duly endorsed in blank and (ii) deliver to the Buyer all other documents, instruments or certificates required to be delivered by the Sellers at or prior to the Closing pursuant to Section 7.1 of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers, severally, but not jointly, represents and warrants to the Buyer that each statement contained in this Article III is true and correct as of the date hereof.

3.1 Authority and Enforceability. Each Seller has the requisite power and authority, and, in the case of any Seller that is an individual, the requisite legal capacity, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Acquisition and the other transactions contemplated hereby. The execution, delivery and performance by each Seller of this Agreement and the consummation by each Seller of the Acquisition and the other transactions contemplated hereby have been duly authorized by all necessary action on the part of each Seller and no other action is necessary on the part of such Seller to authorize this Agreement or to consummate the Acquisition or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against each Seller in accordance with its terms, except as limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

3.2 Noncontravention.

(a) Neither the execution and the delivery of this Agreement nor the consummation of the Acquisition or the other transactions contemplated by this Agreement, will, with or without the giving of notice or the lapse of time or both, (i) to the actual knowledge of each Seller, violate any Law applicable to such Seller or (ii) violate any Contract related to the Companies to which such Seller is a party, except in the case of clauses (i) and (ii) to the extent that any such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the assets, properties, condition (financial or otherwise), or operations of such Seller.

(b) The execution and delivery of this Agreement by each Seller does not, and the performance of this Agreement by each Seller will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Entity, except for filings under the HSR Act and except where the failure to take such action would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, properties, condition (financial or otherwise), or operations of each Seller.

3.3 The Securities.

(a) Each Seller holds of record and owns beneficially the issued and outstanding Securities of the Companies set forth opposite such Seller’s name on Exhibit A, free and clear of all Liens (except for Permitted Liens and any restriction on transfer arising under applicable securities Laws). The Securities set forth opposite each Seller’s name on Exhibit A correctly sets forth all Securities owned of record or beneficially by such Seller in the Companies.

(b) No Seller is a party to any Contract obligating such Seller to vote or dispose of any Securities, or other equity or voting interests in, the Companies.

(c) Each Seller has the full right to sell, convey, transfer, assign and deliver the Securities, without the need to obtain the consent or approval of any third party and the Buyer will have, good and valid record and title to the Securities, free and clear of all Liens (except in each case for any restriction on transfer arising under applicable securities Laws).

3.4 Brokers’ Fees. The Sellers do not have any other Liability to pay any fees or commissions to any broker, finder or agent with respect to this Agreement, the Acquisition or the transactions contemplated by this Agreement.

3.5 Investment Representations.

(a) The shares of Common Stock and Preferred Stock of Parent that constitute the Fixed Share Consideration and the Variable Share Consideration are being acquired by the Sellers for the Sellers’ own account, for investment purposes and not with a view to the sale or distribution of all or any part of the Common Stock or Preferred Stock, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act, and the rules and regulations promulgated thereunder.

(b) Each of the Sellers has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of acquiring the Common Stock and the Preferred Stock.

(c) Each of the Sellers has reviewed copies of such documents and other information as such Seller has deemed necessary in order to make an informed investment decision with respect to its acquisition of the Common Stock and the Preferred Stock.

(d) Each of the Sellers understands that the Common Stock and the Preferred Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock and the Preferred Stock or an available exemption from registration under the Securities Act, the Common Stock and the Preferred Stock must be held indefinitely.

(e) Each of the Sellers understands and has the financial capability of assuming the economic risk of an investment in the Common Stock and the Preferred Stock for an indefinite period of time.

(f) Each of the Sellers has been advised by the Parent that the undersigned will not be able to dispose of the Common Stock and the Preferred Stock, or any interest therein, without first complying with the relevant provisions of the Securities Act and any applicable state securities laws.

(g) Each of the Sellers understands that the provisions of Rule 144 promulgated under the Securities Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Common Stock and the Preferred Stock.

(h) Each of the Sellers is an “Accredited Investor” as defined in rule 501 (a) of Regulation D of the Act.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANIES

Each of the Sellers, severally, but not jointly, represents and warrants to the Buyer that each statement contained in this Article IV is true and correct as of the date hereof, except as set forth in the schedule accompanying this Agreement (the “Disclosure Schedule”) corresponding to the applicable sections of this Article IV. Each section of the Disclosure Schedule will be deemed to incorporate by reference all information disclosed in any other section of the Disclosure Schedule. Any representation or warranty concerning the Companies shall be deemed to be a representation concerning the Companies and their Subsidiaries, if any, as a whole unless the context specifically requires otherwise.

4.1 Organization; Standing and Power; Authority and Enforceability.

(a) Each Company and each of its Subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) The Companies have the requisite power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Companies of this Agreement and the consummation by the Companies of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Companies, and no other action is necessary on the part of the Companies to authorize this Agreement or to consummate the Acquisition or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Companies and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of the Companies, enforceable against the Companies in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

4.2 No Subsidiaries. The Companies do not own or have any interest in any shares or have an ownership interest in any other Person.

4.3 Capitalization.

(a) Section 4.3 of the Disclosure Schedule sets forth the authorized, issued and outstanding Securities of the Companies.

(b) The Companies have no plans or agreements pursuant to which they have granted or committed to grant any option or right to acquire stock or membership interests or any other award payable in or based upon the stock or membership interests of the Companies. There are no outstanding options, warrants or other securities or subscription, preemptive or other rights convertible into or exchangeable or exercisable for any stock or membership interests or other equity or voting interests of the Companies and there are no “phantom interest” rights, interest appreciation rights or other similar rights with respect to the Companies. There are no Contracts of any kind to which the Companies are a party or by which the Companies are bound, obligating the Companies to issue, deliver, grant or sell, or cause to be issued, delivered, granted or sold, additional stock or membership interests, or other equity or voting interests in, or options, warrants or other securities or subscription, preemptive or other rights convertible into, or exchangeable or exercisable for, stock or membership interests, or other equity or voting interests in, the Companies, or any “phantom interests” right, interest appreciation right or other similar right with respect to the Companies, or obligating the Companies to enter into any such Contract.

(c) There are no securities or other instruments or obligations of the Companies, the value of which is in any way based upon or derived from any equity or voting interests of the Companies or having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) on any matters on which any of the Companies’ members may vote.

(d) There are no Contracts, contingent or otherwise, obligating the Companies to repurchase, redeem or otherwise acquire any stock or membership interests of, or other equity or voting interests in, the Companies. There are no voting trusts, registration rights agreements or stockholder or member agreements to which the Companies are a party with respect to the voting of stock or membership interests in the Companies or with respect to the granting of registration rights for any of the stock or membership interests in the Companies. There are no rights plans affecting the Companies.

(e) Except as set forth in Section 4.3 of the Disclosure Schedule, the Companies have no outstanding Indebtedness.

4.4 Noncontravention.

(a) Neither the execution and delivery of this Agreement nor the consummation of the Acquisition and the other transactions contemplated by this Agreement will (i) violate any provision of the articles of incorporation or bylaws (or comparable organization documents, as applicable) of the Companies, (ii) to the Knowledge of the Sellers and assuming compliance with the filing and notice requirements set forth in Section 4.4(b)(i), violate any Law applicable to the Companies on the date hereof or (iii) violate any Contract to which the Companies are a party, except in the case of clauses (ii) and (iii) to the extent that any such violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Companies does not, and the performance of this Agreement by the Companies will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Entity, except for (i) the filings set forth in Section 4.4 of the Disclosure Schedule, (iii) filings under the HSR Act, or (ii) where the failure to take such action would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.5 Financial Statements. Section 4.5 of the Disclosure Schedule contains true and complete copies of (i) the unaudited balance sheet of each of the Companies as of December 31, 2019 and December 31, 2018 and the related unaudited statements of income, stockholders’ equity and cash flows for the two years ended December 31, 2019 and December 31, 2018 (the “Annual Financial Statements”) and (ii) the unaudited balance sheet of each of the Companies as of August 31, 2020 and the related statements of income, stockholders’ equity and cash flows for the eight-month period ended August 31, 2020 (the “Interim Financial Statements” and, together with the Annual Financial Statements, the “Financial Statements”). The Financial Statements have been prepared from the Companies’ books and records in accordance with the Companies’ historical accounting practices applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present, in all material respects, the financial condition and results of operations of the Companies as of the indicated dates and for the indicated periods (subject to normal year-end adjustments and the absence of notes).

4.6 Taxes. Except as set forth in Section 4.6 of the Disclosure Schedule:

(a) All material Tax Returns required to have been filed by each of the Companies have been filed, and each such Tax Return reflects the liability for Taxes due for the relevant period in all material respects. All Taxes shown as due on such Tax Returns, to the extent payable by the Company filing the Tax return, have been paid or accrued.

(b) To the Knowledge of the Sellers, there is no audit pending against any of the Companies in respect of any Taxes. There are no Liens on any of the assets of any of the Companies that arose in connection with any failure (or alleged failure) to pay any Tax, other than Liens for Taxes.

(c) Each of the Companies has withheld and paid (or is holding for imminent payment on the next relevant due date) all Taxes required to have been withheld and paid in connection with amounts paid to any third party.

(d) None of the Companies has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to payment or collection of any Tax assessment or deficiency.

(e) None of the Companies is a party to any Tax allocation, Tax sharing or similar agreement.

Except for certain representations related to Taxes in Section 4.15, the representations and warranties set forth in this Section 4.6 are the Sellers’ sole and exclusive representations and warranties regarding Tax matters.

4.7 Compliance with Laws and Orders; Permits.

(a) To the Knowledge of the Sellers, the Companies are in compliance with all Laws and Orders to which the businesses of the Companies are subject, except where such failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) The Companies own, hold, possess or lawfully use in the operation of their businesses all Permits that are necessary for them to conduct their businesses as now conducted, except where such failure to own, hold, possess or lawfully use such Permit would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.8 No Undisclosed Liabilities. The Companies do not have any Liabilities, except for (a) Liabilities set forth in the Interim Financial Statements and (b) Liabilities which have arisen since the date of the Interim Financial Statements in the ordinary course of business, (c) Liabilities arising in connection with the Acquisition or the transactions contemplated thereby, (d) Liabilities to be included in the computation of Indebtedness or Transaction Expenses as of the Closing, (e) Liabilities to be included in the computation of Net Working Capital, (f) Liabilities disclosed on another section of the Disclosure Schedules, (g) Liabilities incidental to the existence of the Company and its Subsidiaries, and (h) other Liabilities which would not, individually or in the aggregate, be expected to have a Material Adverse Effect to the Companies and their Subsidiaries taken as a whole.

4.9 Tangible Personal Assets.

(a) Except as set forth in Section 4.9 of the Disclosure Schedule, the Companies have good title to, or a valid interest in, all of their tangible personal assets, free and clear of all Liens, except for Permitted Liens.

(b) The Companies’ tangible personal assets are in operating condition and working order and repair, when taken as a whole, subject to ordinary wear and tear and repairs from time to time in the ordinary course of business and are suitable for the purposes for which they are currently being used.

4.10 Real Property. The Companies do not own any real property. Section 4.10 of the Disclosure Schedule contains a list of all leases and subleases (collectively, the “Real Property Leases”) under which the Companies are either lessor or lessee. The Sellers have made available to the Buyer true and complete copies of each Real Property Lease. To the Knowledge of the Sellers, (a) all Real Property Leases are valid and binding Contracts of the Companies and are in full force and effect (except for those that have terminated or will terminate by their own terms), and (b) neither the Companies nor, to the Knowledge of the Sellers, any other party thereto is in violation or breach of or default (or with notice or lapse of time, or both, would be in violation or breach of or default) under the terms of any Real Property Lease, in each case, except where such default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.11 Intellectual Property.

(a) Section 4.11 of the Disclosure Schedule sets forth a list that includes all material Intellectual Property owned by the Companies that is registered or subject to an application for registration at the United States Patent and Trademark Office, foreign patent and trademark office, or the United States Copyright Office (the “Company-Owned Intellectual Property”) (including the jurisdictions where such Company-Owned Intellectual Property is registered or where applications have been filed, and all registration or application numbers, as appropriate).

(b) All necessary registration, maintenance and renewal fees have been paid and all necessary documents have been filed with the United States Patent and Trademark Office or foreign patent and trademark office in the relevant foreign jurisdiction for the purposes of maintaining the registered Company-Owned Intellectual Property.

(c) Except as set forth in Section 4.11 of the Disclosure Schedule, (i) the Companies are the exclusive owners of the Company-Owned Intellectual Property free and clear of all Liens (other than Permitted Liens); (ii) to the Knowledge of the Sellers, no proceedings have been instituted, are pending or are threatened that challenge the rights of the Companies in or the validity or enforceability of the Company-Owned Intellectual Property; (iii) to the Knowledge of the Sellers, neither the use of the Company-Owned Intellectual Property as currently used by the Companies in the conduct of the Companies’ businesses, nor the conduct of the businesses as presently conducted by the Companies infringes, dilutes, misappropriates or otherwise violates in any material respect the Intellectual Property rights of any Person; and (iv) as of the date of this Agreement, the Companies have not made any claim of a violation, infringement, misuse or misappropriation by any Person, of their rights to, or in connection with, the Company-Owned Intellectual Property.

(d) Except as set forth in Schedule 4.11 of the Disclosure Schedule, the Companies have not permitted or granted a license to any Person to use any Company-Owned Intellectual Property.

(e) Section 4.11 of the Disclosure Schedule sets forth a complete and accurate list of all licenses, other than “off the shelf” commercially available software programs, pursuant to which the Companies have been granted a license to use Intellectual Property that is material to and used in the conduct of the business by the Companies.

(f) To the Knowledge of the Sellers, the Companies are not in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any Contract pursuant to which any third party is authorized to use any Company-Owned Intellectual Property or pursuant to which the Companies are licensed to use Intellectual Property owned by a third party, except where such default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.12 Absence of Certain Changes or Events. Except as set forth in Section 4.12 of the Disclosure Schedule, since the date of the Interim Financial Statements, no event has occurred that has had, individually or in the aggregate, a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in Section 4.12 of the Disclosure Schedule, since that date:

(a) the Companies have not sold, leased, transferred, or assigned any of their assets, tangible or intangible, other than in the ordinary course of business;

(b) the Companies have not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $100,000 or outside the ordinary course of business;

(c) no party (including the Companies) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $100,000 to which the Companies are a party or by which any of them is bound;

(d) the Companies have not imposed any Liens upon any of its assets, tangible or intangible;

(e) the Companies have not made any capital expenditure (or series of related capital expenditures) either involving more than $100,000 or outside the ordinary course of business;

(f) the Companies have not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $100,000 or outside the ordinary course of business;

(g) the Companies have not transferred, assigned, or granted any license or sublicense of any rights under or with respect to any Intellectual Property;

(h) there has been no change made or authorized in the articles of incorporation or bylaws (or comparable documents) of the Companies;

(i) the Companies have not issued, sold, or otherwise disposed of any of their stock or membership interests, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of their stock;

(j) the Companies have not made any loan to, or entered into any other transaction with, any of their directors, officers, and employees outside the ordinary course of business;

(k) the Companies have not entered into any employment contract or modified the terms of any existing such contract or agreement providing for base compensation, severance or change of control payments in excess of $100,000 per annum that is not terminable by the Companies or such Subsidiary upon notice of sixty (60) days or less;

(l) the Companies have not granted any increase in the base compensation of any of its directors, officers, and employees outside the ordinary course of business in an amount greater than $100,000 per annum; and

(m) the Companies have not committed in writing to do any of the foregoing.

4.13 Contracts.

(a) Except as set forth in Section 4.13 of the Disclosure Schedule, as of the date hereof, the Companies are not a party to or bound by any: (i) Contract not contemplated by this Agreement that materially limits the ability of the Companies to engage or compete in any manner of the businesses presently conducted by the Companies; (ii) Contract that creates a partnership or joint venture or similar arrangement with respect to any material businesses of the Companies; (iii) indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other evidence of indebtedness or agreement providing for Indebtedness in excess of $50,000; (iv) Contract that relates to the acquisition or disposition of any material business (whether by merger, sale of equity, sale of assets or otherwise) other than this Agreement; or (v) Contract that involves performance of services or delivery of goods or materials by or to the Companies in an amount or with a value in excess of $50,000 in the calendar year 2019.

(b) The Sellers have made available to the Buyer true and complete copies of each of the Contracts set forth in Section 4.13 of the Disclosure Schedule. To the Knowledge of the Sellers, (i) all such Contracts are valid and binding, (ii) all such Contracts are in full force and effect (except for those that have terminated or will terminate by their own terms), and (iii) neither any Company nor any other party thereto, is in violation or breach of or default under (or with notice or lapse of time, or both, would be in violation or breach of or default under) the terms of any such Contract, in each case, except where such default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.14 Litigation. Section 4.14 of the Disclosure Schedule sets forth each instance in which any of the Companies (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge in which the potential loss to the Companies is valued in excess of $100,000 individually, or in the aggregate or (ii) is a party to, or to the Knowledge of any of the Sellers is threatened to be made a party to, any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator, in each case, if determined adversely to the Company (or to Seller or any Affiliate thereof) would result in a loss to the Companies in value in excess of $100,000, individually, or in the aggregate.

4.15 Employee Benefits.

(a) Section 4.15 of the Disclosure Schedule includes a list of all Benefit Plans maintained or contributed to by the Companies or any of their Subsidiaries (the “Company Benefit Plans”). To the extent applicable, the Sellers have delivered or made available to the Buyer copies of (i) each Company Benefit Plan, and (ii) the most recent summary plan description for each Company Benefit Plan for which such a summary plan description is required.

(b) Except as set forth in Section 4.15 of the Disclosure Schedule: (i) none of the Company Benefit Plans is subject to Title IV of ERISA; (ii) none of the Company Benefit Plans is intended to be qualified under Section 401(a) of the Code; and (iii) each Company Benefit Plan is in compliance with all applicable provisions of ERISA and the Code, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could reasonably be expected to, either alone or in conjunction with any other event (whether contingent or otherwise), (i) result in any payment or benefit becoming due or payable, or required to be provided, to any current or former director, employee or independent contractor of the Companies (other than any benefits that would otherwise be paid in the ordinary course of business), (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such current or former director, employee or independent contractor, or result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (iii) result in any amount failing to be deductible by reason of Section 280G of the Code.

4.16 Labor and Employment Matters. Section 4.16 of the Disclosure Schedule sets forth a list of all written employment agreements that obligate the Companies to pay an annual salary of $100,000 or more and to which the Companies are a party. To the Knowledge of the Sellers, there are no pending labor disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any actions or arbitrations that involve the labor or employment relations of the Companies. The Companies are not a party to any collective bargaining agreement. The Companies are in material compliance with all foreign, federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours and nondiscrimination in employment, and are not engaged in any unfair labor practice. There is no charge pending or, to the Knowledge of the Sellers, threatened against any of the Companies alleging unlawful discrimination in employment practices before any court or agency and there is no charge of or proceeding with regard to any unfair labor practice against any of the Companies pending before the National Labor Relations Board or any similar entity. Each Company is in material compliance with all laws (i) with respect to classification of independent contractors and (ii) with respect to classification of employees as “exempt” or “nonexempt” from overtime requirements under applicable law.

4.17 Environmental Matters. Except for any matter that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Sellers (i) the Companies are in compliance with all applicable Laws relating to protection of the environment (“Environmental Laws”), (ii) the Companies possess and are in compliance with all Permits required under any applicable Environmental Law for the conduct of their operations and (iii) there are no Actions pending against the Company alleging a violation of any Environmental Law.

4.18 Insurance. Section 4.18 of the Disclosure Schedule sets forth a list of each insurance policy that covers the Companies or their businesses, properties, assets, directors, officers or employees. To the Knowledge of Sellers, such insurance policies (a) are in full force and effect in all material respects and the Companies are not in violation or breach of or default under any of its obligations under any such insurance policy, except where such default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) are sufficient for compliance in all material respects by the Company with all requirements of Law and of all agreements to which the Companies are a party, and (c) are valid, outstanding and enforceable policies.

4.19 Brokers’ Fees. Except as set forth in Section 4.19 of the Disclosure Schedule, the Companies have no Liability to pay any fees or commissions to any broker, finder or agent with respect to this Agreement, the Acquisition or the transactions contemplated by this Agreement.

4.20 Certain Business Relationships with the Company. Except as set forth in Section 4.20 of the Disclosure Schedule, no Seller, nor any Affiliate of a Seller, has been involved in any business arrangement or relationship with the Companies within the past 12 months that involves more than $100,000, and no Seller, nor any Affiliate of a Seller, owns any material asset, tangible or intangible, which is used in the business of the Companies.

4.21 Equipment. Section 4.21 of the Disclosure Schedule sets forth a complete and accurate list of all plants, fixtures, machinery, installations, equipment, furniture, tools, spare parts, supplies, materials and other personal property (collectively, the “Equipment”) owned by the Companies other than items having a net book or market value individually of less than twenty thousand dollars ($20,000) or expensed for tax purposes (other than under Section 179 of the Code), as of the date of the Interim Financial Statements, and the Companies have not acquired any Equipment in excess of such amount since such date.

4.22 Suppliers. Section 4.22 of the Disclosure Schedule sets forth a correct and complete list of the top 10 suppliers of the Companies on a combined basis during the fiscal year ended December 31, 2019 and for the eight month period ended August 31, 2020 and indicates with respect to each the name and dollar volume of business with the Companies (including the primary categories, based on purchases or sales, of products or services bought or sold). The Companies are not required to provide any material bonding or other financial security arrangements in connection with its transactions with any supplier required to be disclosed on Section 4.22 of the Disclosure Schedule except as set forth therein. Since the date of the Annual Financial Statements, no supplier required to be disclosed on Section 4.22 of the Disclosure Schedule has terminated its relationship with, or materially reduced its sales to, the Companies.

4.23 Inventory. All Inventory is owned by the respective Companies, and all such inventory consists of a quality and quantity usable and salable for sale in the ordinary course of business at customary gross margins, except for any inventory that is obsolete, discontinued, damaged, or of below standard quality or merchantability that has been written down to realizable fair market value on the Financial Statements.

4.24 Officers and Directors; Bank Accounts, Signing Authority, Powers of Attorney. Section 4.24 of the Disclosure Schedule lists all officers and directors (or equivalent governing positions) of the Companies. Except as set forth in Section 4.24 of the Disclosure Schedule, the Companies do not have an account or safe deposit box in any bank and no Person has any power, whether solely or jointly, to sign any checks on behalf of the Companies, to withdraw any money or other property from any bank, brokerage or other account of the Companies or to act under any power of attorney granted by the Companies at any time for any such purpose. Section 4.24 of the Disclosure Schedule also sets forth the names of all Persons authorized to borrow money or sign notes on behalf of the Companies.

4.25 Accounts Receivable. Except as set forth in Section 4.25 of the Disclosure Schedule, all Accounts Receivable arose in the ordinary course of the business and represent or will represent valid obligations due.

4.26 No Other Representations and Warranties. Except for the representations and warranties contained in Article III and this Article IV (including the related portions of the Disclosure Schedule), none of the Sellers, the Companies or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Sellers or the Companies.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF BUYER AND THE PARENT

The Buyer and the Parent, jointly and severally, represent and warrant to the Sellers that each statement contained in this Article V is true and correct as of the date hereof except (i) as set forth in the Disclosure Schedule corresponding to the applicable sections of this Article IV or (ii) as set forth in the SEC Reports.

5.1 Organization. Each of the Buyer and the Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

5.2 Authorization. Each of the Buyer and the Parent has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of the Buyer and the Parent of this Agreement and the consummation by each of the Buyer and the Parent of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Buyer and the Parent, respectively, and no other action is necessary on the part of the Buyer or the Parent to authorize this Agreement or to consummate the Acquisition or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and the Parent and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of the Buyer and the Parent, enforceable against the Buyer and the Parent, respectively, in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

5.3 Noncontravention.

(a) Neither the execution and the delivery of this Agreement, nor the consummation of the Acquisition and the other transactions contemplated by this Agreement, will, with or without the giving of notice or the lapse of time or both, (i) violate any provision of the certificate of incorporation or bylaws of either of the Buyer or the Parent, (ii) violate any Law applicable to either of the Buyer or the Parent on the date hereof or (iii) violate any Contract to which either the Buyer or the Parent is a party, except in the case of clauses (ii) and (iii) to the extent that any such violation would not reasonably be expected to prevent or materially delay the consummation of the Acquisition and the other transactions contemplated by this Agreement.

(b) The execution and delivery of this Agreement by the each of Buyer and the Parent does not, and the performance of this Agreement by the Buyer will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Entity, except for (i) post-closing securities filings or notifications required to be made under federal securities laws, (ii) filings under the HSR Act, or (ii) where the failure to take such action would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, properties, condition (financial or otherwise), operations of the Buyer and the Parent and any of their Subsidiaries, taken as a whole.

5.4 Brokers’ Fees. Neither the Buyer nor the Parent has any Liability to pay any fees or commissions to any broker, finder or agent with respect to this Agreement, the Acquisition or the transactions contemplated by this Agreement that could result in any Liability being imposed on the Sellers or the Companies.

5.5 Capitalization. (a) The authorized equity capital of the Parent consists of 200,000,000 shares of Common Stock, of which 6,111,200 shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, of which no shares are issued and outstanding. The Parent has reserved 555,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Parent pursuant to its 2020 Equity Incentive (the “Stock Plan”). Of such reserved shares, options to purchase 263,158 shares of Common Stock have been granted and are currently outstanding, and 291,842 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan. Except as aforesaid, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Parent or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

(b) Section 5.5(b) of the Disclosure Schedule set forth as of the date of this Agreement (i) each of the Subsidiaries of the Parent and the Parent’s ownership interest in each such Subsidiary, as well as the ownership interest of any other Person or Persons in each such Subsidiary and (ii) Parent’s or its Subsidiaries’ capital stock, equity interest or other direct or indirect ownership interest in any other Person (other than securities in a publicly traded company held for investment by Parent or any of its Subsidiaries and consisting of less than one percent of the outstanding capital stock of such company). Parent has made available to Seller a copy of the current organizational structure of Parent and its Subsidiaries.

5.6 Valid Issuance of Securities. The Fixed Share Consideration and the Variable Share Consideration, upon issuance in accordance with the terms of this Agreement and the instruments representing such securities for the consideration provided for herein and therein, shall be duly authorized and validly issued, fully paid and nonassessable, free of restrictions on transfer other than restrictions on transfer under the Lock-up Agreement, applicable state and federal securities laws, and free and clear of all Liens. Assuming the accuracy of the representations of Seller in Section 3.5 and subject to the filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner, each of the Fixed Share Consideration and the Variable Share Consideration will be issued in compliance with all applicable federal and state securities laws.

5.7 SEC Reports; Financial Statements.

(a) The Parent has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Parent was required by law to file such material) (the foregoing materials (together with any materials filed by the Parent under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Parent has made available to each Seller true, correct and complete copies of all SEC Reports. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Parent included in the SEC Reports (“Parent Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Parent and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Parent or any Subsidiary is a party or to which the property or assets of the Parent or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

(b) Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE American.

5.8 Undisclosed Liabilities. Parent has no Liabilities required to be included in a balance sheet under GAAP, except for (i) Liabilities fully reflected or reserved against in the Parent Financial Statements and (ii) Liabilities that have arisen after June 30, 2020 in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

5.9 Compliance with Laws and Orders. Neither Parent nor Buyer is in violation of, and neither Parent nor Buyer has received any notice that Buyer or Parent is, or has been, in violation of or in default under, any Law or Order, where such violation or default would have a material adverse effect on Parent and its Subsidiaries taken as a whole.

5.10 Litigation. Section 5.10 of the Disclosure Schedule sets forth each instance in which any of Parent and its Subsidiaries (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge in which the potential loss to Parent or such Subsidiary is valued in excess of $100,000 individually or (ii) is a party to, or to the Knowledge of Parent is threatened to be made a party to, any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator, in each case, if determined adversely to the Company (or to Parent or any Affiliate thereof) would result in a loss to Parent or such Subsidiary in excess of $100,000, individually.

5.11 Environmental Matters. Except for any matter that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business of Parent or its Subsidiaries, taken as a whole, to the Knowledge of Parent and Buyer (i) each of Parent and its Subsidiaries are in compliance with all applicable Environmental Laws, (ii) each of Parent and its subsidiaries possess and are in compliance with all Permits required under any applicable Environmental Law for the conduct of their operations and (iii) there are no Actions pending against the Parent or any of its Subsidiaries alleging a violation of any Environmental Law.

5.12 Insurance. Section 5.12 of the Disclosure Schedule sets forth a list of each insurance policy that covers the Parent, its Subsidiaries or their businesses, properties, assets, directors, officers or employees. To the Knowledge of Parent, such insurance policies (a) are in full force and effect in all material respects and neither Parent nor any of its Subsidiaries are in violation or breach of or default under any of its obligations under any such insurance policy, except where such default would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business of Parent or its Subsidiaries, taken as a whole, (b) are sufficient for compliance in all material respects by the Parent with all requirements of Law and of all agreements to which the Companies are a party, and (c) are valid, outstanding and enforceable policies.

ARTICLE VI
COVENANTS

6.1 Consents

(a) Parent and the Sellers shall submit any and all filings required under the HSR Act with respect to the Acquisition to the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission, upon the earlier of (i) fifteen (15) business days of the date hereof, (ii) or two (2) business days of being in a position to certify all such filings. Parent will be responsible for payment of any filing fee required for filings to be made in connection with the Acquisition, and will pay any required fee at the time it submits its filings Parent and Sellers shall use their respective commercially reasonable efforts to determine whether any other filings are necessary or advisable under any other antitrust, competition, foreign investment, or other applicable Laws and, if determined that any such additional filings are necessary or advisable then, to prepare and submit such filings as promptly as practicable following the date hereof.

(b) Parent and Sellers shall consult and cooperate with one and other in connection with the preparation of all respective filings, and consider in good faith the views of the other Party, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions, and proposals made or submitted by or on behalf of any Party in connection with proceedings under or relating to any Antitrust Laws and in connection with resolving any investigation or other inquiry concerning the Transactions initiated by any Governmental Entity.

(c) Parent and Sellers and the Companies shall use their respective commercially reasonable efforts to respond to requests, if any, as may be made by any Government Entity with respect to the Transactions under any antitrust Law. In the context of this Section 6.1(c), “commercially reasonable efforts” shall include the following:

(i) if Parent, Sellers, or the Companies or any of their respective Affiliates or representatives receives a formal request for additional information or documentary material from a Governmental Entity, Parent or Sellers or the Companies, as the case may be, shall comply at the earliest practicable date with such formal request and in any event no later than by any deadline that is established by Law or as reasonably determined by Parent and Sellers;

(ii) Parent, Sellers, or the Companies, as the case may be, shall provide the other Party a complete copy of any filing with the Governmental Entity (subject to redaction of any material not reasonably needed by the other party) and each shall promptly respond to any request from the other for information or documentation reasonably requested by the other party in connection with the development and implementation of a strategy and negotiating positions with any Governmental Entity ; provided, that access to any such filing, information or documentation will, at such party’s request be restricted to such other parties’ outside counsel and economists or advisors retained by such counsel;

(iii) Each of Parent, Sellers, and the Companies shall (A) promptly inform the other of any communication made to, or received by such Party from, any Governmental Entity regarding any of the Transactions and, subject to applicable Law, if practicable, permit the other party to review in advance any material proposed written communication to any such Governmental Entity , and incorporate the other party’s reasonable comments, (B) not agree to participate in any substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Transactions unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend, and (C) furnishes the other party with copies of all correspondence, filings, and written communications between them and their Affiliates and their respective representatives, on the one hand, and any such Governmental Entity or its respective staff, on the other hand, with respect to this Agreement and the Transactions; and

(iv) Unless mutually agreed to by the Parties, all filing parties party will request “early termination” of any approval required from any Governmental Entity.

(d) Notwithstanding anything to the contrary in this Agreement the foregoing, neither Parent, Buyer nor any of their Affiliates shall be required to (i) propose, negotiate, commit to, or effect any divestiture or any other concessions or conditions, or (ii) litigate with any Governmental Entity to oppose any enforcement action, including an enforcement action to prohibit the Transactions from being consummated or to remove any court or regulatory orders impeding the ability to consummate the Transactions.

(e) Except as expressly provided herein, the Parties shall bear their own costs and expenses incurred with respect to the preparation of their respective filings contemplated in this Section 6.1; provided, however, that Buyer shall bear one hundred percent of any filing fee under the HSR Act with respect to the Acquisition.

6.2 Operation of the Companies’ Business. During the period commencing on the date hereof and ending at the earlier of the Closing and the termination of this Agreement in accordance with Article VIII, each Company, except (i) as otherwise contemplated by this Agreement, (ii) as required by applicable Law or (iii) with the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed), shall:

(a) use commercially reasonable efforts to carry on its business in a manner consistent with past practice;

(b) maintain the properties and other assets of the Companies in good working order (normal wear excepted); and

(c) use commercially reasonable efforts to maintain its business and employees, customers, assets and operations as a going concern and in accordance with past practice.

6.3 Access. During the period commencing on the date hereof and ending at the earlier of the Closing and the termination of this Agreement in accordance with Article VIII, the Companies will provide reasonable access to the Companies’ financial, accounting, business records, contracts and other legal documents maintained by the Companies for the purpose of the Buyer completing its due diligence investigation. Buyer shall not contact or communicate with any of the Companies’ employees, customers, suppliers or advisors without the prior written consent of the Companies. The parties hereto will cooperate to complete due diligence in a reasonably expeditious timeframe.

6.4 Notice of Developments. The Sellers and the Companies will give prompt written notice to the Buyer of any event that would reasonably be expected to give rise to, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to cause a breach of any of their respective representations, warranties, covenants or other agreements contained herein. The Buyer will give prompt written notice to the Sellers and the Companies of any event that could reasonably be expected to cause a breach of any of its representations, warranties, covenants or other agreements contained herein or could reasonably be expected to, individually or in the aggregate, prevent or materially delay the consummation of the Acquisition and the other transactions contemplated by this Agreement. The delivery of any notice pursuant to this Section 6.4 will not limit, expand or otherwise affect the remedies available hereunder (if any) to the party receiving such notice.

6.5 No Solicitation.

(a) The Companies will, and will cause each of their Representatives, including, without limitation, the Sellers to, cease immediately any existing discussions regarding a Transaction Proposal.

(b) During the period commencing on the date hereof and ending at the earlier of the Closing and the termination of this Agreement in accordance with Article VIII, without the prior consent of the Buyer, no Companies will, nor will they authorize or permit any of their respective Representatives, including, without limitation, the Sellers to (and the Sellers agree that they shall not), directly or indirectly through another Person to, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action designed to facilitate any inquiries, proposals or offers from any Person that constitute, or would reasonably be expected to constitute, a Transaction Proposal, (ii) participate in any discussions or negotiations (including by way of furnishing information) regarding any Transaction Proposal or (iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing. The Sellers shall immediately communicate to the Buyer the terms of any Transaction Proposal received by any of the Sellers or the Companies, or any of their Representatives.

6.6 Covenant not to Compete. For a period of two (2) years from and after the Closing (the “Noncompetition Period”), each Seller, jointly and severally, shall not engage directly or indirectly in any business that is competitive with 1 Stop’s business activities as of the Closing Date operating in or related to the sale of appliances, furniture, home goods, and related products anywhere in the United States (the “Business”); provided, however, that no ownership of less than 1% of the outstanding stock of any publicly-traded corporation shall be deemed to constitute a breach of the obligations contained in this Section 6.6. During the Noncompetition Period, each Seller, severally and not jointly, shall not induce or attempt to induce any customer or supplier of the Buyer or any Affiliate of the Buyer as of the Closing Date to terminate its relationship with the Buyer or any Affiliate of the Buyer. During the Noncompetition Period, each Seller, severally and not jointly, shall not, on behalf of any entity other than the Buyer or an Affiliate of the Buyer, solicit or attempt to solicit the employment any Person who is, or was at any time during the preceding twelve (12) months, an employee or officer of the Buyer or an Affiliate of the Buyer as of the Closing Date, provided, however, that each Seller may undertake such actions directed to the general public (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements) which shall not constitute solicitation under this Section 6.6.

6.7 Preparation of Proxy Statement; Stockholders’ Meeting. (a) As promptly as reasonably practicable following the date of this Agreement, Parent shall prepare and provide a draft for review by the Sellers and file with the SEC a proxy statement on Schedule 14A of the Exchange Act (the “Proxy Statement”) relating to a special meeting of the stockholders of the Parent (the “Parent Stockholder Meeting”) at which the stockholders of the Parent will vote on, among other things, a proposal to approve (“Parent Stockholder Approval”) the issuance of Parent Common Stock upon conversion of the Parent Preferred Stock and any other proposals necessary to permit the consummation of the Acquisition as required by applicable Law, including the rules and regulations of the NYSE American provided, that each of the Parent and the Sellers shall consult with the other party and provide the other party a reasonable period of time to review such preliminary Proxy Statement and any amendments thereto prior to the filing of such document with the SEC and will reasonably consider any comments from the other party.

(b) The parties shall reasonably cooperate with each other in the preparation of the Proxy Statement and to have such preliminary Proxy Statement cleared by the SEC as promptly as practicable after such filing. The Parent shall notify the Sellers promptly following the receipt of any comments (whether written or oral) from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and will supply the Sellers with copies of all correspondence with the SEC with respect to the Proxy Statement between Parent and any of its representatives, on the one hand, and the SEC on the other hand. The Proxy Statement, and any supplement or amendment thereto, shall comply in all material respects with all applicable requirements of Law.

(c) Parent shall date the Proxy Statement as of the approximate date of mailing to Parent stockholders and shall use its commercially reasonable efforts to cause Proxy Statement to be mailed to Parent stockholders at the earliest practicable date. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, (A) Parent shall promptly inform the Sellers of such occurrences, (B) Parent shall prepare and file with the SEC any such amendment or supplement to the Proxy Statement, (C) Parent shall use its commercially reasonable efforts to have the Proxy Statement prepared for use at the Parent Stockholder Meeting, and (D) Parent shall use commercially reasonable efforts to have the amendment of or supplement to Proxy Statement cleared by the SEC as quickly as commercially practical.

(d) Parent will, as soon as practicable, following the date on which the preliminary Proxy Statement is cleared by the SEC, duly call, give notice of, and as soon as practicable convene and hold the Parent Stockholder Meeting for the purpose of obtaining the Parent Stockholder Approval. Parent will, through its board of directors, recommend to Parent stockholders that they approve all of the proposals coming before the stockholders of the Parent at the Parent Stockholders Meeting.

(e) If on the date of the Parent Stockholder Meeting, Parent has not received proxies representing a sufficient number voting securities to approve all proposals being voted on at the Parent Stockholder Meeting, Parent shall adjourn its stockholder meeting until such date as shall be mutually agreed upon by Parent and the Sellers, which date shall not be less than 5 days nor more than 10 days after the date of adjournment, and subject to the terms and conditions of this Agreement shall continue to use its commercially reasonable efforts, together with its proxy solicitor (if any), to assist in the solicitation of proxies from stockholders relating to such party’s stockholder approval at its stockholder meeting. Parent shall only be required to adjourn or postpone the Parent Stockholder Meeting one time pursuant to this Section 6.6(e).

(f) The Sellers and the Companies will promptly provide to Parent information that is required to be included in the Proxy Statement with respect to the Sellers and the Companies and supplement such information from time to time until the date of the Parent Stockholder Meeting.

6.8 Voting Agreement; Sellers Approval of Agreement and Acquisition. The Parent shall use commercially reasonable efforts to cause each holder of 10% or more of the voting power of Parent to enter into a voting agreement in the form of Exhibit D to this Agreement (the “Voting Agreement”) requiring such persons to vote in favor all proposals coming before stockholders of Parent at the Parent Stockholders Meeting. The Sellers acknowledge and agree that they have consented to and approved this Agreement, the Acquisition and that no further action by the board of directors or stockholders or other equity owners of the Companies is required in order to consummate the Acquisition.

6.9 Lock-Up Agreements. The Sellers shall enter into an agreement (a “Lock-Up Agreement”) that provides that no Seller will transfer or assign or otherwise dispose of the shares of Common Stock or Preferred Stock (or any shares of Common Stock issuable upon conversion of the Preferred Stock) that will be owned by the Sellers at the Closing for a period of 180 days after the Closing and thereafter the Sellers will only sell such shares of Common Stock or Preferred Stock at a rate of no more than one percent of the outstanding stock of the Parent per quarter until the one year anniversary of the Closing in the form set forth in Exhibit E attached to this Agreement.

6.10 Registration Rights.

(a) Demand Registration.

(i) Grant of Right. The Parent, upon written demand (a “Demand Notice”) of the Sellers holding a majority of the Registrable Securities (as defined below), agrees to register on Form S-3 (if available, or Form S-1 or such other form of registration statement that is available and appropriate for the registration of the Registrable Securities), on one occasion, all or any portion of the Parent Common Stock issuable to the Sellers hereunder, including the Parent Common Stock issuable upon conversion of the Parent Preferred Stock issuable to the Sellers hereunder (collectively, the “Registrable Securities”). On such occasion, the Parent will file a registration statement with the SEC covering the Registrable Securities within sixty (60) days after receipt of a Demand Notice and use its reasonable best efforts to have the registration statement declared effective promptly thereafter, subject to compliance with and review by the SEC; provided, however, that the Parent shall not be required to comply with a Demand Notice if the Parent has filed a registration statement with respect to which the Sellers are entitled to piggyback registration rights pursuant to Section 6.10(b) hereof and either: (i) the Sellers have elected to participate in the offering covered by such registration statement or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until thirty (30) days after such offering is consummated. The demand for registration may be made at any time following the Closing Date.

(ii) Terms. The Parent shall bear all fees and expenses attendant to the registration of the Registrable Securities pursuant to Section 6.9(a) but the Sellers shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Sellers to represent them in connection with the sale of the Registrable Securities. The Parent agrees to use its reasonable commercial efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities in such States as are reasonably requested by the Sellers; provided, however, that in no event shall the Parent be required to register the Registrable Securities in a State in which such registration would cause: (i) the Parent to be obligated to register or license to do business in such State or submit to general service of process in such State or (ii) the principal shareholders of the Parent to be obligated to escrow their shares of capital stock of the Parent. The Parent shall cause any registration statement filed pursuant to the demand right granted under Section 6.9(a) to remain effective for a period of at least twelve (12) consecutive months after the date that the Sellers of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. The Sellers shall only use the prospectuses provided by the Parent to sell the Registrable Securities and will immediately cease to use any prospectus furnished by the Parent if the Parent advises the Sellers that such prospectus may no longer be used due to a material misstatement or omission. Notwithstanding the provisions of this Section 6.9(a) the Sellers shall be entitled to a demand registration under this Section 6.9(a) on only one (1) occasion and such demand registration right shall terminate on the second anniversary of the date of this Agreement.

(b) “Piggy-Back” Registration.

(i) Grant of Right. In addition to the demand right of registration described in Section 6.9(a) hereof, the Sellers shall have the right, for a period of no more than two (2) years from the date of this Agreement, to include the Registrable Securities as part of any other registration of securities filed by the Parent (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or any equivalent form); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Parent, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Parent shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Sellers requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Registrable Securities shall be made pro rata among the Sellers seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Sellers; provided, however, that the Parent shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities.

(ii) Terms. The Parent shall bear all fees and expenses attendant to registering the Registrable Securities pursuant to Section 6.9(b) hereof, but the Sellers shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Sellers to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Parent shall furnish the Sellers of outstanding Registrable Securities with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Sellers shall continue to be given for each registration statement filed by the Company during the two (2) year period following the date of this Agreement until such time as all of the Registrable Securities have been sold by the Sellers. The holders of the Registrable Securities shall exercise the “piggy-back” rights provided for herein by giving written notice within ten (10) days of the receipt of the Parent’s notice of its intention to file a registration statement. Except as otherwise provided in this Agreement, there shall be no limit on the number of times the Seller may request registration under this Section 6.9; provided, however, that such registration rights shall terminate on the second anniversary of the date of this Agreement.

(c) General Terms.

(i) Indemnification. The Parent shall indemnify the holders of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the underwriters in connection with the Parent’s last public offering of its securities. The holders of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Parent, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, or their successors or assigns, in writing, for specific inclusion in such registration statement to the same extent and with the same effect as the Parent is required to indemnify the underwriter in connection with Parent’s last public offering of its securities.

(ii) Underwriting Agreement. The Parent shall enter into an underwriting agreement with the managing underwriter(s), if any, selected by any Sellers whose Registrable Securities are being registered pursuant to this Section 6.9, which managing underwriter shall be reasonably satisfactory to the Parent. Such agreement shall be reasonably satisfactory in form and substance to the Parent, each Seller and such managing underwriters, and shall contain such representations, warranties and covenants by the Parent and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Sellers whose Registrable Securities are being registered shall be parties to any such underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Parent to or for the benefit of such underwriters shall also be made to and for the benefit of such Sellers. Such Sellers shall not be required to make any representations or warranties to or agreements with the Parent or the underwriters except as they may relate to such Sellers, their Registrable Securities and their intended methods of distribution.

(iii) Documents to be Delivered by Holder(s). Each of the Sellers participating in any of the foregoing offerings shall furnish to the Parent a completed and executed questionnaire provided by the Parent requesting information customarily sought of selling security holders.

6.11 Financial Information. The Sellers shall reasonably cooperate with the Buyer and the Buyer’s independent certified public accounting firm, at the Buyer’s sole expense, in order to enable the Buyer to create audited financial statements prepared in accordance with GAAP for the two full fiscal years preceding the Closing Date by making available the Companies’ records as they are maintained in the ordinary course of business and answering reasonable questions.

6.12 Taking of Necessary Action; Further Action. Subject to the terms and conditions of this Agreement, the Sellers, the Companies and Buyer will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Acquisition in accordance with this Agreement as promptly as practicable.

6.13 Tax Matters.

(a) Filing of Tax Returns.

(i) Sellers, at their cost and expense, shall prepare and timely file (or cause to be prepared and timely filed) all Tax Returns that are required to be filed by or with respect to each Company for Tax years or periods ending on or before the Closing Date. In each case, the Tax Returns shall be prepared in a manner consistent with past practices unless otherwise required by any applicable Law and the relevant Company shall timely remit (or cause to be timely remitted) any Taxes shown due on such Tax Returns (if any) to the extent payable by the Company filing the Tax Return.

(ii) Except as described in Section 6.13(a)(i), the Buyer shall timely prepare and file (or cause to be timely prepared and filed) all Tax Returns with respect to each Company that are required to be filed after the Closing Date. With respect to any Tax Return that is required to be filed by or with respect to any Company for any Tax year or period that begins before and ends after the Closing Date (a “Straddle Period”), such Tax Return shall be prepared in a manner consistent with past practice unless otherwise required by applicable Law and (x) the Buyer shall deliver a completed draft of such Tax Return to the Sellers no later than thirty (30) days prior to the due date for filing such Tax Return (or, if such due date is within forty-five (45) days following the Closing Date, as promptly as practicable following the Closing Date), (y) the Sellers (and their authorized representatives) shall have the right to review such Tax Return prior to the filing thereof, and (z) the Sellers shall be permitted to object to any item(s) on such Tax Return within ten (10) days of receipt of such Tax Returns by written notice of objection to the Buyer stating that they so object, specifying with particularity any such objectionable item(s) and the specific factual or legal basis for such objection. If a notice of objection shall be duly delivered, the Sellers and the Buyer shall negotiate in good faith and use their reasonable best efforts to resolve such item. If the Buyer and the Sellers are unable to reach such agreement within ten (10) days after receipt by the Buyer of such notice, the disputed item shall be resolved by an independent accounting firm (“Independent Accounting Firm”) the Buyer and the Sellers shall appoint by mutual agreement. If the Independent Accounting Firm is unable to resolve any disputed item before the due date for such Tax Return, the Tax Return shall be filed as prepared by the Buyer and then amended to reflect the Independent Accounting Firm’s resolution. The Buyer shall remit (or cause to be remitted) any Taxes due with respect to such Tax Return. The Sellers or the Buyer, as the case may be, shall pay the other party for the Taxes for which the Sellers or the Buyer, respectively, is liable pursuant to Section 9.2 or Section 9.3, but which are payable with any Tax Return to be filed by the other party pursuant to paragraph (a) or paragraph (b) of this Section 6.13(a) no later than the tenth (10th) day after receipt of written request from the party entitled to payment, setting forth in detail the computation of the amount owed by the Sellers or the Buyer, as the case may be.

The fees and expenses of the Independent Accounting Firm’s review and determination pursuant to this Section 6.13(a)(ii) shall be borne by the Sellers and the Buyer in inverse proportion as they may prevail on all disputed amounts resolved by the Independent Accounting Firm, which proportionate allocations shall also be determined by the Independent Accounting Firm at the time its determination is rendered on the Disputed Amounts submitted. For example, should the disputed amounts total an amount equal to $1,000 and the Independent Accounting Firm awards $600 in favor of the Seller’s position, 60% of the costs of its review would be borne by the Buyer and 40% of the costs would be borne by the Sellers. During the review by the Independent Accounting Firm, the Buyer, the Sellers and the accountants for the relevant Company will each make available to the Independent Accounting Firm interviews with such individuals, and such information, books and records and work papers, as may be reasonably required by the Independent Accounting Firm to fulfill its obligations under Section 6.13(a)(ii); provided, however, that the accountants for the relevant Company shall not be obliged to make any work papers available to the Independent Accounting Firm except in accordance with such accountants’ normal disclosure procedures and then only after such firm has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to such accountants.

(iii) After the Closing Date, the Buyer shall not (or shall cause or permit any of the Companies to) amend, refile or otherwise modify (or grant an extension of any statute of limitation with respect to) any Tax Return relating in whole or in part to any Company with respect to any taxable year or period (or portion thereof) ending on or before the Closing Date (or with respect to any Straddle Period) except (i) as required by applicable Law, or (ii) with the prior written consent of the Sellers (which consent shall not be unreasonably withheld, conditioned or delayed).

(b) Straddle Periods.

(i) Unless prohibited by applicable Law, the Sellers and the Buyer shall each cause any relevant taxable year or period of each Company to terminate as of the Closing Date. To the extent any Company’s relevant taxable year or period cannot be so terminated and it is necessary to determine the Buyer’s and the Sellers’ liability for any Company’s Taxes attributable to a Straddle Period, the determination of such Taxes for the portion of the Straddle Period ending on and including the Closing Date (the “Pre-Closing Straddle Period”), and the portion of the Straddle Period beginning after the Closing Date (the “Post-Closing Straddle Period”) shall be determined by assuming that the Straddle Period consisted of two (2) taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date.

(ii) The portion of such Tax attributable to the Pre-Closing Straddle Period will (a) in the case of any Taxes other than sales or use taxes, value-added taxes, employment taxes, withholding taxes, and any Tax based on or measured by income, receipts or profits earned during a Straddle Period, be determined on a per diem basis and be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Straddle Period and denominator of which is the number of days in the Straddle Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding Tax period multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Straddle Period and the denominator of which is the number of days in the Straddle Period); and (b) in the case of any sales or use taxes, value-added taxes, employment taxes, withholding taxes, and any Tax based on or measured by income, receipts or profits earned during a Straddle Period, be determined on an interim closing of the books basis and be deemed equal to the amount that would be payable if the Straddle Period ended on and included the Closing Date. The portion of Tax attributable to a Post-Closing Straddle Period will be calculated in a corresponding manner. Notwithstanding anything to the contrary in this Agreement, for purposes of determining Taxes on an interim closing of the books basis for which the Sellers shall be responsible in respect of any such short taxable year or period or deemed short taxable year or period, all of the Transaction Expenses and other related party items paid on or prior to the Closing Date shall be accrued as an expense and be treated as having been paid in a Pre-Closing Straddle Period or pre-closing Tax period, as applicable.

(iii) The parties hereto will, to the extent permitted by applicable Law, elect with the relevant Taxing Authority to treat a portion of any Straddle Period as a short taxable period ending as of the close of business on the Closing Date.

(c) Tax Proceedings.

(i) An Indemnified Party shall promptly deliver to the Indemnifying Party a copy of any written communication received by the Indemnified Party or any of its Affiliates from a Taxing Authority concerning Taxes for which indemnification may be claimed pursuant to the provisions of this Agreement and shall promptly notify the Indemnifying Party in writing of any pending or threatened audit, claim or demand (a “Tax Claim”) that could give rise to a right of indemnification, and to the extent reasonably estimable, describing in reasonable detail the facts and circumstances with respect to the subject matter of such Tax Claim; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Agreement except to the extent the Indemnifying Party is actually prejudiced by such failure.

(ii) After the Closing Date and except as otherwise provided in Sections 6.13(c)(iii), the Buyer shall have the exclusive right to control any Tax Claim or administrative or judicial proceeding with respect to any Tax liability, in each case to the extent that such Tax Claims or administrative or judicial proceedings relate to Tax liability with respect to a Company. The Sellers shall have the right to participate in any such Tax Claim or administrative or judicial proceeding at their own expense; provided that the Buyer may not settle, compromise and/or concede any portion of any such Tax Claim or administrative or judicial proceeding without the prior written consent of the Sellers which shall not be unreasonably withheld, conditioned or delayed.

(iii) The Sellers shall have the exclusive right to control any Tax Claim or administrative or judicial proceeding with respect to any Tax liability, in each case to the extent that such Tax Claims or administrative or judicial proceedings relate to Tax liability with respect to a Company for a taxable period ending on or prior to the Closing Date. Notwithstanding the preceding sentence, the Buyer and such Company shall have the right to participate in such Tax Claim or administrative or judicial proceeding described in the preceding sentence at their own expense, and the Sellers shall not settle, compromise and/or concede any portion of such Tax Claim or administrative or judicial proceeding without the prior written consent of the Buyer and such Company, which shall not be unreasonably withheld, conditioned or delayed; provided that, if the Sellers fail to assume control of the conduct of any such Tax Claim or administrative or judicial proceeding within fifteen (15) days following the receipt by the Sellers of notice of such Tax Claim or administrative or judicial proceeding, the Buyer and such Company shall have the right to assume control of such Tax Claim or administrative or judicial proceeding and shall be entitled to settle, compromise and/or concede any portion of such Tax Claim or administrative or judicial proceeding. In the event of any conflict between the provisions of this Section 6.13(c)(iii) and the provisions of Article IX, the provisions of this Section 6.13(c)(iii) shall control.

(d) Refunds. Any refunds of Taxes (or credits against Taxes in lieu of cash Tax refunds) (including any interest paid or credited with respect thereto) received by, or on behalf of, any Company that are attributable to any Tax Returns filed with respect to any Tax periods ending on or prior to the Closing Date will be for the benefit of the Sellers. Except as otherwise provided in Section 9.8, the Buyer shall pay (or cause to be paid) to the Sellers any such refund actually received in cash, or the value of any credit available to the Buyer or the relevant Company as a result of the Buyer or the Company electing to receive such credit in lieu of a cash Tax refund, promptly and no later than five (5) Business Days after the receipt or availability thereof, (less any expenses, including Taxes, incurred in connection with the receipt of such refunds or credits); provided, however, that this Section 6.13(d) shall not apply to any refund or credit with respect to Taxes of the Company that result from the carryback of losses, credits or similar items from Tax periods (or portions thereof) beginning after the Closing Date. The Buyer shall cooperate in the filing of a claim for refund (including an amendment of a Tax Return for any Tax period ending on or prior to the Closing Date or any portion of a Straddle Period that extends before the Closing Date through the Closing Date, if the Sellers request that the Buyer or the relevant Company, as the case may be, file such claim for refund (or amendment) and all costs related to the preparation of such claim for refund (or amendment) are paid for by the Sellers.

(e) Transfer Taxes. Notwithstanding anything to the contrary in this Agreement, the Buyer shall be liable for and shall indemnify and hold harmless the Sellers from and against any sales tax, use tax, direct or indirect real property transfer or gains tax, documentary stamp tax, value added tax or similar taxes and related fees attributable to the sale or transfer of the Securities (“Transfer Taxes”). The party required by Law to file a Tax Return with respect to such Transfer Taxes shall timely prepare, with the other party’s cooperation, and file such Tax Return. If the Sellers file (or caused to be filed) any such Tax Return, the Buyer shall promptly reimburse the Sellers for any Transfer Taxes paid by the Sellers in connection with the filing of such Tax Return. The Buyer and the Sellers each agrees to timely sign and deliver (or to cause to be timely signed and delivered) such certificates or forms as may be necessary or appropriate and otherwise to cooperate to establish any available exemption from (or otherwise reduce) such Transfer Taxes.

(f) Tax Cooperation. The Sellers and the Buyer shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Companies and their respective assets or businesses (including access to books and records as well as the timely provision of powers of attorney or similar authorizations) as is reasonably necessary for the filing of all Tax Returns, the making of any election related to Taxes, the preparation for any audit by any Taxing Authority and the prosecution or defense of any audit, proposed adjustment or deficiency, assessment, claim, suit or other proceeding relating to any Taxes or Tax Return. The Sellers and the Buyer shall cooperate with each other in the conduct of any audit or other proceeding related to Taxes and all other Tax matters relating to the Companies and their respective assets or businesses and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Agreement.

(g) Post-Closing Actions. The Buyer shall not, and shall not permit any of its Affiliates (including, after the Closing Date for the avoidance of doubt, the Companies) to (a) voluntarily approach any Taxing Authority regarding any Taxes or Tax Returns of any Company relating to any Tax period (or portions of a Straddle Period) ending on or before the Closing Date or (b) after the Closing Date, take any action relating to Taxes, or that could create a liability for Taxes, for any Tax period (or portions of a Straddle Period) ending on or before the Closing Date that is outside the ordinary course of business (other than as expressly contemplated by this Agreement) without the prior written consent of the Sellers (which shall not be unreasonably withheld, conditioned or delayed) to the extent the actions in (a) or (b) could reasonably be expected to result in any Tax liability with respect to which the Sellers have agreed to provide indemnification under this Agreement or (c) relate to Taxes with respect to which a Company is treated as a pass through entity and which Taxes flow through to the Sellers.

(h) Disputes. If the Sellers and the Buyer are unable to resolve any disagreement relating to Sections 6.13(a) through (g), the disagreement shall be referred to the Independent Accounting Firm. The Independent Accounting Firm shall resolve the disagreement within thirty (30) days and the Sellers and the Buyer agree the decision of the Independent Accounting Firm shall be conclusive and binding on both the Sellers and the Buyer. Except as otherwise provided in this Agreement, the fees of the Independent Accounting Firm shall be divided equally between Sellers and the Buyer.

(i) Survival. The indemnity and payment obligations set forth in this Section 6.13 and Article IX with respect to Taxes shall survive until the date that is thirty (30) days following the expiration of the applicable statute of limitations, including any extensions or waivers thereof.

6.14 Confidentiality.

6.15 Each of Buyer and Parent acknowledges and agrees that the Confidentiality Agreement remains in full force and effect and, in addition, covenants and agrees to keep confidential, in accordance with the provisions of the Confidentiality Agreement, information provided to Parent or Buyer pursuant to this Agreement, except as required by applicable law, including the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act, as amended. Subject to the terms in this Section 6.14, each of the parties hereto agrees to be bound by the terms and conditions of the Confidentiality Agreement, and such terms and conditions shall apply to the parties hereto, as if the Potential Party (as defined in the Confidentiality Agreement) were defined to include the Companies and the Sellers. If this Agreement is terminated for any reason prior to the Closing, the Confidentiality Agreement and the provisions of this Section 6.14 shall nonetheless continue in full force and effect.

ARTICLE VII
CONDITIONS TO OBLIGATIONS TO CLOSE

7.1 Conditions to Obligation of the Buyer and the Parent. The obligation of the Buyer and the Parent to consummate the Acquisition is subject to the satisfaction or waiver by the Buyer and the Parent of the following conditions:

(a) The representations and warranties of the Sellers set forth in this Agreement will be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties will be true and correct as of such other date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Each Seller and each Company will have performed all covenants required to be performed by it under this Agreement at or prior to the Closing, except where the failure to perform does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially adversely affect the ability of each Seller and each Company to consummate the Acquisition or perform its other obligations hereunder.

(c) The waiting period applicable to the consummation of the Acquisition and the other transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated and the parties hereto will have received all other authorizations, consents and approvals of all Governmental Entities in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

(d) No temporary, preliminary or permanent restraining Order preventing the consummation of the Acquisition will be in effect.

(e) The Buyer shall have received an opinion of the Sellers’ counsel in form and substance reasonably satisfactory to the Buyer and its counsel.

(f) The Sellers shall have obtained the consents, permits, licenses, approvals or notifications of any lenders, lessors, suppliers, customers or other third parties required to consummate the Acquisition.

(g) The Sellers shall have obtained pay-off letters and releases of the Liens at the Sellers’ expense from such Persons as Buyer shall have requested.

(h) The Sellers shall have delivered to the Parent and the Buyer the Lock-Up Agreement.

(i) As required by a lock-up agreement currently in effect, the Parent shall have obtained the consent of the underwriter in its initial public offering to issue to the Common Stock and the Preferred Stock to the Sellers as contemplated by this Agreement.

(j) The Buyer shall have received fully executed copies of each of (i) the 1 Stop Lease; (ii) the Gold Coast Lease, and (iii) the Joe’s Appliances Lease.

(k) The Buyer shall have received each of (i) the A. Fouerti Employment Agreement duly executed by Albert Fouerti and (ii) the E. Fouerti Employment Agreement duly executed by Elie Fouerti.

(l) Each Company shall have delivered evidence reasonably satisfactory to the Buyer of such Company’s organization and proceedings and its existence in the jurisdiction in which it is formed, including evidence of such existence as of the Closing.

(m) The Buyer shall have obtained on terms and conditions reasonably satisfactory to it all of the financing necessary to pay the Cash Portion and pay related fees and expenses to consummate the Acquisition and provide reasonably adequate working capital for the Companies after the Closing.

(n) The Companies shall have delivered to Buyer a certificate of each Company, executed by an officer of each such Company, dated as of the Closing Date, certifying on behalf of the Companies that each of the conditions set forth in Section 7.1(a) and Section 7.1(b) have been satisfied in all respects.

7.2 Conditions to Obligation of the Sellers and the Companies. The obligation of the Sellers and the Companies to consummate the Acquisition is subject to the satisfaction or waiver by the Sellers of the following conditions:

(a) The representations and warranties of the Buyer and the Parent set forth in this Agreement will be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties will be true and correct as of such other date), except where the failure of such representations and warranties to be so true and correct does not adversely affect the ability of the Buyer or the Parent to consummate the Acquisition and the other transactions contemplated by this Agreement.

(b) Each of the Buyer and the Parent will have performed all of the covenants required to be performed by it under this Agreement at or prior to the Closing except such failures to perform as do not materially adversely affect the ability of the Buyer or the Parent to consummate the Acquisition and the other transactions contemplated by this Agreement.

(c) The waiting period applicable to the consummation of the Acquisition and the other transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated and the parties hereto will have received all other authorizations, consents and approvals of all Governmental Entities in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, all filings with NYSE American shall have been made by Parent and Parent shall have otherwise taken all such actions as may be reasonably necessary for the Parent Common Stock (and the Parent Common Stock underlying the Parent Preferred Stock) to be issued pursuant hereto to be accepted by NYSE American for issuance and approved for listing thereon from and after the time of Closing (or, with respect to the shares of Common Stock underlying the Parent Preferred Stock, from and after the date of the issuance of such shares of underlying Common Stock following Stockholder Approval), subject to official notice of issuance.

(d) No temporary, preliminary or permanent restraining Order preventing the consummation of the Acquisition will be in effect.

(e) The Buyer and the Parent shall have obtained any consents, permits, licenses, approvals or notifications of any lenders, lessors, suppliers, customers or other third parties required to consummate the Acquisition.

(f) The Parent shall have filed the Certificate of Designations with the Secretary of State of the State of Delaware.

(g) The Buyer and the Parent shall have delivered the Voting Agreement.

(h) The Buyer shall have delivered each of (i) the A. Fouerti Employment Agreement; and (ii) the E. Fouerti Employment Agreement, in each case duly executed by Buyer.

(i) The Buyer and the Parent shall have delivered to the Companies a certificate of the Buyer and the Parent, executed by an officer of the Buyer and the Parent, respectively, dated as of the Closing Date, certifying on behalf of the Buyer and the Parent, respectively, that each of the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied in all respects.

ARTICLE VIII
TERMINATION; AMENDMENT; WAIVER

8.1 Termination of Agreement. This Agreement may be terminated as follows:

(a) by mutual written consent of the Buyer, the Parent and the Sellers at any time prior to the Closing;

(b) by either the Buyer and the Parent or the Sellers if any Governmental Entity will have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement;

(c) by either the Buyer and the Parent or the Sellers if the Closing does not occur on or before the Outside Date; provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have caused the failure of a condition to the consummation of the Acquisition.

(d) by the Buyer and the Parent if any Seller or any Company has breached its respective representations and warranties or any covenant or other agreement to be performed by it in a manner such that the Closing conditions set forth in Section 7.1(a) or 7.1(b) would not be satisfied; or

(e) by the Sellers if the Buyer or the Parent has breached its representations and warranties or any covenant or other agreement to be performed by it in a manner such that the Closing conditions set forth in Section 7.2(a) or 7.2(b) would not be satisfied.

8.2 Effect of Termination.

(a) In the event this Agreement is terminated in accordance with Section 8.1(a), Section 8.1(b), or Section 8.1(d), the Seller Representative shall return the Deposit to Buyer within two (2) Business Days.

(b) In the event this Agreement is terminated by Seller pursuant to Section 8.1(c) or Section 8.1(e), Sellers shall retain the Deposit and, if applicable, the Additional Deposit.

(c) In the event of termination of this Agreement as provided in Section 8.1, other than with respect to Section 8.1(b), this Agreement will terminate and all rights and obligations of the parties under this Agreement automatically end without any Liability (other than with respect to any suit for breach of this Agreement) on the part of the Buyer, the Parent, the Companies or the Sellers (or any member, stockholder agent, consultant or Representative of any such party); provided, that the provisions of Sections 10.1 through 10.15 and this Section 8.2 will survive any termination hereof pursuant to Section 8.1.

8.3 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of the Buyer, the Parent, the Companies and the Sellers.

8.4 Waiver. At any time prior to the Closing, the Buyer and the Parent may (a) extend the time for the performance of any of the covenants, obligations or other acts of the Sellers and the Companies or (b) waive any inaccuracy of any representations or warranties or compliance with any of the agreements, covenants or conditions of the Sellers or the Companies. Any agreement on the part of the Buyer and the Parent to any such extension or waiver will be valid only if such waiver is set forth in an instrument in writing signed on its behalf by its duly authorized officer. At any time prior to the Closing, the Sellers and the Companies may (a) extend the time for the performance of any of the covenants, obligations or other acts of the Buyer or the Parent or (b) waive any inaccuracy of any representations or warranties or compliance with any of the agreements, covenants or conditions of the Buyer or the Parent. Any agreement on the part of the Sellers and the Companies to any such extension or waiver will be valid only if such waiver is set forth in an instrument in writing signed by the Sellers and the Companies. Except for any waiver under the preceding sentences of this Section 8.4, the failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. The waiver of any such right with respect to particular facts and other circumstances will not be deemed a waiver with respect to any other facts and circumstances, and each such right will be deemed an ongoing right that may be asserted at any time and from time to time.

ARTICLE IX
INDEMNIFICATION

9.1 Survival. The representations, warranties made herein and in any certificate delivered in connection herewith shall survive for a period of twelve (12) months following the Closing Date, at which time they shall expire; provided, however, that (a) the representations and warranties set forth in Sections 3.1 (Authority and Enforceability), 3.3 (The Securities), 4.1 (Organization; Standing and Power; Authority and Enforceability), 4.3 (Capitalization), 4.6 (Taxes), Section 5.1 (Organization), Section 5.2 (Authorization), and Section 5.5 (Capitalization) of this Agreement (the “Fundamental Representations”) shall survive for a period of ten (10) years, except for the representations and warranties in Section 4.6 (Taxes) which shall survive the Closing until the expiration of the applicable statute of limitation. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties, then notwithstanding any statement herein to the contrary, the relevant representations and warranties shall survive as to such claim, until such claim is finally resolved. Unless a specified period is set forth in this Agreement (in which event such specified period will control), and for covenants that by their terms are to be performed after the Closing Date, all agreements and covenants contained in this Agreement will survive the Closing and remain in effect until thirty (30) days after the expiration of the applicable statutes of limitations. To avoid any doubt, the parties hereto agree that the time limitations herein limit the time in which a claim may be brought even though such time limits may be less than those otherwise afforded under applicable statutes of limitations. In the event that a claim has been brought within such time periods, the running of such time prior to the final adjudication of such claim shall not time bar the continuation of such claim.

9.2 Indemnification by Sellers. From and after the Closing, each Seller, on a several and not joint basis (on a Pro Rata Basis), hereby agrees to indemnify, defend and save the Buyer and the Parent and, to the extent applicable, its respective Affiliates, stockholders, officers, directors, employees, agents and representatives (each, a “Buyer Indemnified Party” and collectively, the “Buyer Indemnified Parties”) harmless from and against any and all direct and actual Liabilities, deficiencies, demands, claims, Actions, assessments, losses, costs, expenses, interest, fines, penalties and damages (including reasonable fees and expenses of attorneys and accountants but excluding any special, incidental, indirect, exemplary, punitive or consequential damages (including lost profits, loss of revenue or lost sales, or amounts calculated as a multiple of earnings, profits, revenue, sales or other measure)) (individually and collectively, the “Losses”) suffered, sustained or incurred by any Buyer Indemnified Party arising out of or otherwise by virtue of: (a) any breach of any of the representations or warranties of such Seller or the Companies contained in Article III or IV of this Agreement or (b) the failure of such Seller to perform any of its covenants or obligations contained in this Agreement.

9.3 Indemnification by Buyer. From and after the Closing, the Buyer agrees to indemnify, defend and save the Sellers and to the extent applicable, the Sellers’ Affiliates, employees, agents and representatives (each, a “Seller Indemnified Party” and collectively the “Seller Indemnified Parties”) harmless from and against any and all Losses sustained or incurred by any Seller Indemnified Party arising out of or otherwise by virtue of: (a) any breach of any of the representations and warranties of Buyer or Parent contained in Article V of this Agreement or (b) the failure of the Buyer or Parent to perform any of its covenants or obligations contained in this Agreement.

9.4 Third Party Indemnification Procedures; Direct Claim Procedures.

(a) If a Buyer Indemnified Party or a Seller Indemnified Party seeks indemnification under this Article IX, such party (the “Indemnified Party”) shall promptly give written notice to the other party (the “Indemnifying Party”) of the assertion of any claim or the commencement of any suit, action or proceeding by any third party (a “Third Party Claim”) in respect of which indemnity may be sought under this Article IX. Such notice shall contain details reasonably sufficient to disclose to the Indemnifying Party the nature and scope of the claim including an estimate of the amount of claimed Losses (if known and quantifiable) and copies of all relevant pleadings, documents and information. Any failure in the delivery of such notice shall not affect the obligations of the Indemnifying Party, except to the extent (and only to the extent) that the rights and remedies of the Indemnifying Party are prejudiced as a result of the failure to give, or delay in giving, such notice.

(b) The Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim and, subject to the limitations set forth in this Section 9.4(b), shall be entitled to control and appoint lead counsel for such defense, in each case at its own expense; provided, that (i) the Indemnifying Party provides written notice to the Indemnified Party that the Indemnifying Party intends to undertake such defense and (ii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently; provided, further, that the Indemnifying Party shall not have the right to defend against such Third Party Claim (unless otherwise agreed to in writing by the Indemnified Party) if (A) the claim for indemnification relates to or arises in connection with any criminal or quasi-criminal proceeding, action, indictment, allegation or investigation, (B) the claim seeks an injunction or other equitable relief against any Indemnified Party or any of its Affiliates, or (C) the Indemnified Party shall in good faith determine after consultation with outside counsel that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of the defenses or counterclaims that may be available to the Indemnifying Party in respect of a Third Party Claim that would make it inappropriate for the same counsel to represent both the Indemnifying Party and the Indemnified Party.

(c) The Indemnifying Party shall notify the Indemnified Party within fifteen (15) days after having received any claim notice with respect to whether or not it is exercising its right to defend the Indemnified Party against the Third Party Claim. If the Indemnifying Party has the right to and elects to assume the control of the defense of any Third Party Claim in accordance with the provisions of this Section 9.4, (i) the Indemnifying Party shall have the right to defend such Third Party Claim with counsel selected by the Indemnifying Party (which counsel shall be subject to the approval of the Indemnified Party, such approval not to be unreasonably withheld, conditioned or delayed), (ii) the Indemnifying Party shall not enter into any settlement agreement with respect to such Third Party Claim without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld, delayed or conditioned) and (iii) the Indemnified Party shall be entitled to participate in the defense of any Third Party Claim and to employ at its expense separate counsel of its choice for such purpose (in which case the counsel of the Indemnifying Party shall reasonably cooperate with such separate counsel to facilitate such participation, including (x) promptly providing to such separate counsel copies of all written materials received in respect of the Third Party Claim, (y) providing such separate counsel a reasonable opportunity to review and comment on materials being drafted and furnished in respect of such Third Party Claim (which such comments shall be considered in good faith) and (z) providing the opportunity to participate in all meetings (whether in person, by teleconference or otherwise) relating to such Third Party Claim).

(d) If the Indemnifying Party does not notify the Indemnified Party that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 9.4(c) within fifteen (15) days after receipt of notice of a Third Party Claim, or the Indemnifying Party is otherwise not entitled to defend the Indemnified Party pursuant to Section 9.4(b), then the Indemnified Party may defend, and be reimbursed by the Indemnifying Party for its reasonable costs and expenses in regard to, the Third Party Claim with counsel selected by the Indemnified Party in all appropriate proceedings. In such circumstances, the Indemnified Party may defend any such Third Party Claim and have full control of such defense and proceedings including the settlement, compromise or discharge thereof; provided, however, that no such Third Party Claim shall be settled, compromised or discharged by the Indemnified Party without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, delayed or conditioned). The Indemnifying Party shall be entitled to participate in the defense of any Third Party Claim described in this Section 9.4(d) and to employ one separate counsel of its choice for such purpose (in which case the counsel of the Indemnified Party shall reasonably cooperate with such separate counsel to facilitate such participation, including (x) promptly providing to such separate counsel copies of all written materials received in respect of the Third Party Claim, (y) providing such separate counsel a reasonable opportunity to review and comment on materials being drafted and furnished in respect of such Third Party Claim (which such comments shall be considered in good faith) and (z) providing the opportunity to participate in all meetings (whether in person, by teleconference or otherwise) relating to such Third Party Claim). The fees and expenses of such separate counsel shall be paid by the Indemnifying Party.

(e) Each party shall cooperate, and cause its respective Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith; provided that no Indemnified Party, upon reasonable advice of counsel, shall have any obligation to disclose any information the disclosure of which would reasonably be expected to result in a violation of applicable Law or is subject to attorney-client or any other privilege, and if requested by an Indemnified Party, the Indemnifying Party will enter into an appropriate joint defense agreement (or other privilege-preserving agreement) in connection with obtaining access to such information.

9.5 Direct Claim Procedures. In the event an Indemnified Party brings a claim for indemnity against an Indemnifying Party that does not involve a Third Party Claim (a “Direct Claim”), the Indemnified Party shall give prompt notice in writing of such Direct Claim to the Indemnifying Party. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party is materially prejudiced by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail (excluding anything subject to attorney-client or similar privilege) with respect thereto and shall indicate the estimated amount, if reasonably known and quantifiable and assuming the truth of the facts asserted therein, of the Losses that have been or may be sustained by the Indemnified Party; provided, however, that (a) the notice with respect to a Direct Claim (a “Direct Claim Notice”) need only specify such information to the knowledge of such Indemnified Party as of the date of such notice and (b) shall be updated and amended from time to time by the Indemnified Party by delivering an updated or amended Direct Claim Notice. The Indemnifying Party shall have sixty (60) days after its receipt of such notice to respond in writing to such Direct Claim Notice. During such 60-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim, and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s, the Companies’ and its Subsidiaries’ premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. The Indemnifying Party may object to a claim for indemnification set forth in a Direct Claim Notice by delivering a notice to the Indemnified Party seeking indemnification within sixty (60) days of the delivery of the applicable Direct Claim Notice (the “Direct Claim Objection Deadline”), setting forth in reasonable detail the objections to the Direct Claim. If the Indemnifying Party notifies the applicable Indemnified Party that it objects by the Direct Claim Objection Deadline or fails to object by the Direct Claim Objection Deadline, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

9.6 Limitation on Indemnification Obligation.

(a) Notwithstanding anything in this Agreement to the contrary, the liability of the Sellers to the Buyer Indemnified Parties with respect to claims for indemnification pursuant to Section 9.2(a) is subject to the following limitations:

(i) The Sellers shall not, in the aggregate, be liable to the Buyer Indemnified Parties for Losses arising under Section 9.2(a) (other than with respect to Fundamental Representations or for actual fraud in the making of representations or warranties of the Sellers in this Agreement (“Fraud”)) that exceed $21,000,000.

(ii) The Sellers shall not be liable to the Buyer Indemnified Parties for Losses arising under Section 9.2(a) (other than with respect to Fundamental Representations) until and unless the aggregate amounts indemnifiable for such breaches exceeds $2,100,000. In the event the Buyer Indemnified Parties’ claim for Losses, in the aggregate, exceed $2,100,000, the Buyer Indemnified Parties shall be entitled to Losses back to the first dollar of such Losses.

(iii) The Sellers shall not be liable to the Buyer Indemnified Parties for Losses arising under Section 9.2 unless the claim therefor is asserted in writing on or prior to the expiration of the applicable representation and/or warranty.

(b) Notwithstanding anything in this Agreement to the contrary, Buyer and Parent shall not, in the aggregate, be liable to the Seller Indemnified Parties for Losses arising under Section 9.3(a) (other than with respect to Fundamental Representations or for Fraud) that exceed $21,000,000.

(c) All indemnification payments pursuant to this Article IX shall be deemed to be adjustments to the Purchase Price.

(d) Subject to the limitations contained in this Article IX, each of the Seller’s liability under this Article IX is limited to the amount of cash actually received by such Seller pursuant to this Agreement and allocated among the Sellers on a Pro Rata Basis; provided, however, that in no event shall one Seller be liable for the Fraud of another Seller.

9.7 Payments. Payments of all amounts owing by an Indemnifying Party under this Article IX shall be made promptly upon the final determination in accordance with this Article IX that an indemnification obligation is owing by the Indemnifying Party to the Indemnified Party.

9.8 Tax Refunds, Insurance Proceeds and Other Payments. The amount of any and all Losses for which indemnification is provided pursuant to this Article IX will be net of any Tax benefit to which an Indemnified Party is entitled by reason of payment of such Liability (taking into account any Tax cost or reduction in such Tax benefits by reason of receipt of the indemnification payment) and any amounts of any insurance proceeds, indemnification payments, contribution payments or reimbursements receivable by, or payable in kind to, the Indemnified Party with respect to such Losses or any of the circumstances giving rise thereto. In connection therewith, if, at any time following payment in full by the Indemnifying Party of any amounts of Losses due under this Agreement, the Indemnified Party receives any insurance proceeds, indemnification payments, contribution payments or reimbursements relating to the circumstances giving rise to such Losses, the Indemnified Party will promptly remit to the Indemnifying Party such proceeds, payments or reimbursements in an amount not to exceed the amount of the corresponding indemnification payment made by the Indemnifying Party. The Buyer and the Parent will use (and will cause their respective Affiliates to use) commercially reasonable efforts to collect the proceeds of any available insurance which would have the effect of reducing any Losses (in which case the net proceeds thereof will reduce the Losses).

9.9 Mitigation. The Indemnified Party will use its commercially reasonable efforts to mitigate any Losses with respect to which it may be entitled to seek indemnification pursuant to this Agreement.

ARTICLE X
MISCELLANEOUS

10.1 Press Releases and Public Announcement. Neither the Buyer or the Parent on the one hand, nor the Sellers or the Companies on the other, will issue any press release or make any public announcement relating to this Agreement, the Acquisition or the other transactions contemplated by this Agreement without the prior written approval of the other party; provided, however, that, the Buyer may make regulatory filings referring to this Agreement or attaching a copy hereof as may be required by applicable Law, including the Securities Act of 1933, as amended and the Exchange Act, as amended.

10.2 No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, except that the provisions of Article IX are intended for the benefit of the Buyer Indemnified Parties and the Seller Indemnified Parties.

10.3 Entire Agreement. This Agreement and the Ancillary Agreements (including the Exhibits and the Schedules hereto) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

10.4 Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval, in the case of assignment by the Buyer or the Parent, by the Sellers, and, in the case of assignment by the Sellers or the Companies, the Buyer and the Parent.

10.5 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.6 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile or electronic mail transmission or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties hereto at the addresses of the parties as specified below:

If to the Buyer, Parent or a Company (after the Closing):

c/o 1847 Goedeker Inc.
13850 Manchester Road
Ballwin, MO 63011
Attn: Douglas T. Moore, CEO
Facsimile:
Email:

with a copy to:	BEVILACQUA PLLC
1050 Connecticut Avenue, NW, Suite 500
Washington, DC 20036
Attn: Louis A. Bevilacqua, Esq.
Facsimile:
Email:

If to Sellers or a Company (prior to the Closing):

To the addresses specified on Exhibit A hereto

with a copy to:	MURTHA CULLINA LLP
One Century Tower
265 Church Street
New Haven, CT 06510
Attn: James W. McLaughlin
Facsimile:
Email:

Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner set forth herein.

10.7 Governing Law. This Agreement will be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of New York.

10.8 Consent to Jurisdiction and Service of Process. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

10.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

10.10 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, (d) with respect to the Sellers’ obligations in Section 6.6 of this Agreement, the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision and (e) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.

10.11 Expenses. Except as otherwise provided in this Agreement, whether or not the Acquisition is consummated, all expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

10.12 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

10.13 Limited Recourse. Notwithstanding anything in this Agreement to the contrary, the obligations and Liabilities of the parties hereunder or in any Ancillary Agreement will be without recourse to any stockholder or member of such party or any of such stockholder’s or member’s Affiliates, or any of their respective Representatives or agents (in each case, in their capacity as such).

10.14 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof in addition to any other remedy at Law or in equity.

10.15 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.16 Disclosure Schedules. The Disclosure Schedules, attached hereto as Exhibit H, shall be subject to the following terms and conditions: (a) all disclosures in the Financial Statements shall be deemed to be disclosed on all sections of the Disclosure Schedules; (b) any item disclosed on or in any particular part or section of the Disclosure Schedules shall be deemed to be disclosed on and in all parts or sections of the Disclosure Schedules, to the extent such deemed disclosure is reasonably apparent; (c) no disclosure of any matter contained in the Disclosure Schedules shall create an implication that such matter meets any standard of materiality (matters reflected in the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules; such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature, nor shall the inclusion of any item be construed as implying that any such item is “material” for any purpose); (d) any disclosures contained in the Disclosure Schedules which refer to a document are qualified in their entirety by reference to the text of such document; and (e) headings and introductory language have been inserted in the Disclosure Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the sections as set forth in this Agreement.

10.17 Conflicts; Privileges.

(a) It is acknowledged by each of the parties that the Sellers and the Companies have retained Murtha Cullina LLP to act as their counsel in connection with the negotiation and execution of this Agreement and the transactions contemplated by this Agreement and that Murtha Cullina LLP has not acted as counsel for any other Person in connection with the transactions contemplated by this Agreement and that no other party to this Agreement has the status of a client of Murtha Cullina LLP for conflict of interest or any other purposes as a result thereof.

(b) Each of Buyer and Parent hereby agrees that, in the event that a dispute arises among Buyer or any of its Affiliates (including, after the Closing, any Companies) and Sellers or any of their Affiliates (including, prior to the Closing, the Companies), Murtha Cullina LLP may represent Sellers or any such Affiliate in such dispute, even though the interests of Sellers or such Affiliate may be directly adverse to Buyer or any of its Affiliates (including, after the Closing, the Companies), and even though Murtha Cullina LLP may have represented a Company in a manner substantially related to such dispute, or may be handling ongoing matters for Buyer or a Company.

(c) Each of Buyer and Parent hereby waives, on behalf of itself and each of its Affiliates (including, after the Closing, the Companies): (i) any claim that it has or may have that Murtha Cullina LLP has a conflict in interest in connection with or is otherwise prohibited from engaging in such representations; and (ii) agrees that, in the event that a dispute arises after the Closing among Buyer or any of its Affiliates (including the Companies) and Sellers or any Affiliate of Sellers, Murtha Cullina LLP may represent any such party in such dispute, even though the interest of any such party may be directly adverse to Buyer or any of its Affiliates (including the Companies), and even though Murtha Cullina LLP may have represented a Company in a matter substantially related to such dispute, or may be handling ongoing matters for Buyer or a Company.

(d) Each of Buyer and Parent, on behalf of itself and each of its Affiliates (including, after the Closing, the Companies) further agrees that, if, and to the extent that, at any time subsequent to the Closing, each Company shall have the right to assert or waive an attorney-client privilege with respect to any communications between or among it or any of its directors or officers concerning or in contemplation of this Agreement or the transactions contemplated hereby, Sellers shall have the sole right to waive such attorney-client privilege. Further, no Murtha Cullina LLP attorney shall be required to respond to any inquiry concerning such communications without the approval of Sellers.

(e) Notwithstanding any other provision in this Agreement, prior to the Closing, Sellers shall be permitted to remove from the Companies any email, document and other records containing attorney-client privileged information where the attorney-client privilege is held jointly between a Company, on the one hand, and Sellers or any of their Affiliates, on the other hand (“Jointly Privileged Information”). From and after the Closing, Buyer shall cause each Company and its Affiliates to provide to Sellers copies (including electronic, digital or otherwise) of any Jointly Privileged Information that is inadvertently not removed prior to the Closing. Sellers agree that any email, document and other record temporarily removed for analysis to determine the presence of Jointly Privileged Information pursuant to the first sentence of this Section 10.17(e) shall be returned to the Company promptly following the completion of such review if it is determined by Sellers that such email, document or other record does not contain Jointly Privileged Information.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BUYER:

APPLIANCES CONNECTION INC.

By:	/s/ Doulas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

PARENT:

1847 GOEDEKER INC.

By:	/s/ Doulas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

COMPANIES:

1 STOP ELECTRONICS CENTER, INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

GOLD COAST APPLIANCES INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

SUPERIOR DEALS INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

JOE’S APPLIANCES LLC

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

YF LOGISTICS LLC

By:	/s/ Youssef Fouerti
Name:	Youssef Fouerti
Title:	Sole Member

SELLERS:

/s/ Albert Fouerti
Albert Fouerti

/s/ Elie Fouerti
Elie Fouerti

/s/ Youssef Fouerti
Youssef Fouerti

THE 2020 ALBERT FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

THE 2020 ELIE FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

EXHIBIT A

Schedule of Sellers

Name and Address of Seller	Ownership of Companies	Cash Portion (inclusive of the Deposit, and subject to any adjustment pursuant to Section 2.2 and 2.3 hereof)	Pro Rata Cash Basis	Portion of Common Stock included in Fixed Share Consideration	Portion of Series A Preferred Stock included in Fixed Share Consideration	Percentage of Common Stock and Series A-1 Preferred Stock included in Variable Share Consideration (This percentage is also the Pro Rata Share Basis)	Pro Rata Basis
Albert Fouerti Address: Email:	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$83,500,000.00	49.70%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	39.76%
The 2020 Albert Fouerti Trust Address:	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	10.00%
Elie Fouerti Address: Email:	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$83,500,000.00	49.70%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	39.76%
The 2020 Elie Fouerti Trust Address:	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	10.00%
Youssef Fouerti Address: Email:	0 shares of common stock of 1 Stop (0% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 100% of the membership interests of YF Logistics	$1,000,000.00	0.60%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	0.48%

EXHIBIT B

Illustrative Calculation of Target Net Working Capital

	1/31/2020	2/29/2020	3/31/2020	4/30/2020	5/31/2020	6/30/2020	7/31/2020

Accounts Receivable - 1 Stop	26,489,043.11	25,528,405.55	25,130,102.86	23,819,658.01	26,472,225.71	25,573,624.92	25,860,323.82
Accounts Receivable - Superior Deals	49,803.80	49,803.80	26,711.30	120,076.74	276,076.12	183,012.42	316,414.02
Inventory	13,214,293.66	13,261,988.51	14,005,332.99	15,379,509.24	14,812,547.93	15,710,443.01	14,745,489.34
Prepaid Insurance - 1 Stop	54,568.88	39,158.88	23,748.88	8,338.88	(16,094.91)	249,471.17	225,328.80
Prepaid Insurance - YF	68,913.97	49,224.27	29,534.57	9,844.87	(14,784.68)	310,478.35	280,908.98

Accounts Payable - 1 Stop	(23,957,826.03)	(25,107,255.56)	(25,372,813.15)	(24,856,510.41)	(23,247,437.52)	(21,846,356.02)	(19,389,526.30)
Accounts Payable - YF	(361,429.75)	(397,534.55)	(341,984.40)	(393,277.57)	(279,760.62)	(500,852.93)	(717,288.24)
Credit Cards Payable:
Amex Plum	(552,694.89)	(1,013,345.61)	(304,598.12)	(753,620.17)	(608,083.15)	(670,227.85)	(801,833.24)
Amex Black	(1,052,020.96)	(993,348.43)	(410,098.66)	(745,360.98)	(341,588.96)	(171,990.78)	(1,510,065.83)
Capital One 1 Stop	(282,790.32)	(335,906.98)	(173,695.64)	(390,522.56)	(509,126.17)	(582,582.45)	(499,227.57)
Amex YF	(287,678.84)	(311,518.48)	(409,077.52)	(354,380.65)	(317,473.65)	(142,078.52)	(324,003.38)
Capital One YF	(25,148.93)	(25,000.57)	(30,239.17)	-	-	-	4,403.35
American Express Gold Coast	(8,108.53)	(12,374.26)	(8,154.24)	(2,175.19)	(11,704.01)	(2,575.91)	(1,334.06)
Equipment/Vehicle Loans Payable Current Portion	(297,960.24)	(295,749.32)	(294,185.74)	(292,672.44)	(291,059.39)	(287,993.17)	(284,922.87)
Customer Deposits and deferred revenue from current sales	(9,897,299.31)	(9,638,544.03)	(8,769,654.04)	(9,762,182.52)	(16,701,088.74)	(15,099,061.83)	(14,697,298.00)
Payroll Liabilities - 1 Stop	(11,526.79)	(12,932.22)	(15,134.84)	(16,771.82)	(18,975.70)	295,586.33	(29,401.98)
Payroll Liabilities - YF	(16,923.07)	(13,354.89)	(18,107.90)	(18,437.94)	(18,767.98)	135,806.04	(19,444.48)
Payroll Liabiliities - Gold Coast	(5,219.91)	(4,563.99)	(3,874.97)	(3,905.94)	(3,406.94)	(19.18)	(5,186.93)
Payroll Liabilities - Joe's Appliances	(4,120.07)	(3,791.77)	(3,895.37)	(1,733.88)	(2,482.73)	318.47	4,156.03
Sales tax payable - 1 Stop	(155,821.26)	(213,074.19)	(325,593.74)	(319,394.99)	(390,821.24)	(672,910.60)	(428,707.19)
Sales tax Payable - Gold Coast		(13,472.28)			(8,691.69)	(7,808.54)	(12,443.85)
Sales tax Payable - Joe's Appliances		(11,074.36)			(5,168.70)	(5,295.01)	(11,319.09)
Sales tax Payable - Superior Deals	-	-	-	-		(868.51)	(1,974.16)
Deferred Revenue from projects, builders, etc.	(16,048,723.10)	(14,293,281.10)	(14,152,302.33)	(15,212,276.99)	(17,442,222.10)	(16,057,517.70)	(16,057,202.31)
Outstanding Checks - Bridgehamton 3270	(1,016,877.02)	(971,126.63)	(770,921.13)	(1,090,926.76)	(1,486,610.60)	(1,374,598.69)	(2,560,164.45)
Outstanding Checks - Capital One 6547	-	-	(32,390.38)	(25,894.88)	(43,024.88)	(63,257.16)	(89,503.63)
Outstanding Checks - Popular Community Gold Coast	(67,208.99)	(63,398.23)	(64,629.78)	(65,646.98)	(65,498.53)	(65,948.53)	(65,948.53)
Outstanding Checks - Capital One 4661 closed	(40,446.22)	(81,165.82)	(171,402.51)	-	-	-	-
Outstanding Checks - Popular Community 6753	-	-	-	-	-	-	-
Outstanding Checks - Bridgehamton 0664 closed	(390,571.06)	-	-	-	-	-	-

Total	(14,603,771.87)	(14,883,232.26)	(12,457,323.03)	(14,968,264.93)	(20,263,023.13)	(15,093,202.67)	(16,069,771.75)

Sum							(108,338,589.64)
Number of periods							7
Average over 7 months = Target Net Working Capital							$(15,476,941.38)

AMENDMENT NO. 1

TO THE

SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT, dated December 8, 2020 (the “Amendment”), among 1847 Goedeker Inc., a Delaware corporation (“Parent”), Appliances Connection Inc., a Delaware corporation (the “Buyer”), 1 Stop Electronics Center, Inc., a New York corporation (“1 Stop”), Gold Coast Appliances Inc., a New York corporation (“Gold Coast”), Superior Deals Inc., a New York corporation (“Superior Deals”), Joe’s Appliances LLC, a New York limited liability company (“Joe’s Appliances”), and YF Logistics LLC, a New Jersey limited liability company (“YF Logistics” and together with 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, each a “Company” and collectively, the “Companies”), and the other party or parties set forth in Exhibit A hereto (each a “Seller” and, collectively, the “Sellers”). Each of the Buyer, the Companies, the Sellers and the Parent are sometimes referred to in this Amendment individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A. The Parties have previously entered into that certain Securities Purchase Agreement, dated as of October 20, 2020 (the “Securities Purchase Agreement”).

B. The Parties desire to amend the Securities Purchase Agreement as set forth herein.

C. Pursuant to Section 8.3 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended by the Parties only by an instrument in writing signed on behalf of the Buyer, the Parent, the Companies and the Sellers.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Securities Purchase Agreement, as applicable.

2. Amendments.

A.	The definition of “Outside Date” here hereby amended to mean May 31, 2021.

B.	Section 2.1(a) is hereby amended and restated in its entirety to read as follows:

“(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, each Seller will contribute, sell, transfer and deliver to the Buyer, and the Buyer will purchase and receive from each Seller all the Securities set forth opposite such Seller’s name on Exhibit A, constituting all of the issued and outstanding Securities of the Companies, for an aggregate purchase price of Two Hundred Twenty Two Million Dollars ($222,000,000), consisting of: (a) One Hundred Eighty Million Dollars ($180,000,000) in cash in immediately available funds (the “Cash Portion”), (b) One Million Two Hundred Twenty Two Thousand Two Hundred Thirty Nine (1,222,239) shares of newly-issued Common Stock of the Parent and One Million One Hundred Eleven Thousand Ninety Four (1,111,094) shares of newly-issued Series A Preferred Stock of Parent (collectively, the “Fixed Share Consideration”), collectively, having a stated value that is equal to Twenty One Million Dollars ($21,000,000) or Nine Dollars ($9.00) per share of Common Stock or Series A Preferred Stock, as applicable (c) a number of shares of Series A-1 Preferred Stock of Parent that is equal to (i) Twenty One Million Dollars ($21,000,000) divided by (ii) Trailing 20 Day Price (the “Variable Share Consideration” and, collectively with the Cash Portion and the Fixed Share Consideration, the “Purchase Price”), payable as described below and allocated among the Sellers as set forth on Exhibit A.”

C.	Section 2.1(h) is hereby added to the Securities Purchase Agreement as follows:

“(h) Notwithstanding anything to the contrary contained herein, in the event that the Parent obtains the requisite consent of its stockholders prior to the Closing such that it may issue at the Closing the entire amount of the Fixed Share Consideration and the entire amount of the Variable Share Consideration (together, the Stock Consideration”) in Common Stock, in lieu of Series A Preferred Stock and Series A-1 Preferred Stock, in compliance with NYSE American regulations, then at the Closing the Buyer will satisfy the Stock Consideration with Common Stock only.  For the avoidance of doubt, if the Buyer satisfies the Stock Consideration with Common Stock only, then the Sellers would receive 2,333,333 shares of Common Stock constituting the Fixed Share Consideration and a number of shares of Common Stock equal to (i) Twenty One Million Dollars ($21,000,000), divided by (ii) the Trailing 20 Day Price as the Variable Share Consideration.”

D.	Exhibit A (Schedule of Sellers) to the Securities Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A to this Amendment. On and after the date of this Amendment, each reference in the Securities Purchase Agreement to "Exhibit A" and each reference to the “Exhibit A” in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Securities Purchase Agreement, will mean and be a reference to the Exhibit A attached to this Amendment..

3. Additional Deposit. As consideration for the amendment to the Securities Purchase Agreement contained in Section 2.A. above, upon executing this Amendment, Buyer shall pay a deposit of Seventy-Five Thousand Dollars ($75,000) in cash to 1 Stop (the “Additional Deposit”) by wire transfer of immediately available funds to the account designated by 1 Stop on Schedule 2.1(b) of the Disclosure Schedule. At the Closing, the Additional Deposit will be deducted from the Cash Portion that Buyer will deliver to Sellers in the same manner as the Deposit, as set forth in Section 2.1(b) of the Securities Purchase Agreement, and in every other way shall be deemed to be part of the Deposit and shall be treated identically to the Deposit under the terms of the Securities Purchase Agreement.

4. Effect of Amendment. Except as amended as set forth above, the Securities Purchase Agreement shall continue in full force and effect.

5. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first above written.

BUYER:

APPLIANCES CONNECTION INC.

By:	/s/ Doulas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

PARENT:

1847 GOEDEKER INC.

By:	/s/ Doulas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

COMPANIES:

1 STOP ELECTRONICS CENTER, INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

GOLD COAST APPLIANCES INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

SUPERIOR DEALS INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

JOE’S APPLIANCES LLC

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

YF LOGISTICS LLC

By:	/s/ Youssef Fouerti
Name:	Youssef Fouerti
Title:	Sole Member

SELLERS:

/s/ Albert Fouerti
Albert Fouerti

/s/ Elie Fouerti
Elie Fouerti

/s/ Youssef Fouerti
Youssef Fouerti

THE 2020 ALBERT FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

THE 2020 ELIE FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

EXHIBIT A

Schedule of Sellers

Name and Address of Seller	Ownership of Companies	Cash Portion (inclusive of the Deposit, and subject to any adjustment pursuant to Section 2.2 and 2.3 hereof)	Pro Rata Cash Basis	Portion of Common Stock included in Fixed Share Consideration	Portion of Series A Preferred Stock included in Fixed Share Consideration	Percentage of Common Stock and Series A-1 Preferred Stock included in Variable Share Consideration (This percentage is also the Pro Rata Share Basis)	Pro Rata Basis
Albert Fouerti Address: Email:	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$89,500,000.00	49.72%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	40.32%
The 2020 Albert Fouerti Trust Address:	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	9.46%
Elie Fouerti Address:	Eighty (80.0) shares of common stock of 1 Stop (40% of 1 Stop) One hundred (100) shares of common stock of Gold Coast (50% of Gold Coast) One hundred (100) shares of common stock of Superior Deals (50% of Superior Deals) 50% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$89,500,000.00	49.72%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	40.32%
The 2020 Elie Fouerti Trust Address:	Twenty (20) shares of common stock of 1 Stop (10% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 0% of the membership interests of YF Logistics	$0.00	0%	611,119.50 shares of Common Stock	555,547 shares of Series A Preferred Stock	50.00% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	9.46%
Youssef Fouerti Address:	0 shares of common stock of 1 Stop (0% of 1 Stop) 0 shares of common stock of Gold Coast (0% of Gold Coast) 0 shares of common stock of Superior Deals (0% of Superior Deals) 0% of the membership interests of Joe’s Appliances 100% of the membership interests of YF Logistics	$1,000,000.00	0.56%	0 shares of Common Stock	0 shares of Series A Preferred Stock	0% of the Common Stock and Series A-1 Preferred Stock included in the Variable Share Consideration	0.45%

AMENDMENT NO. 2

TO THE

SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 2 TO THE SECURITIES PURCHASE AGREEMENT, dated April 6, 2021 (the “Amendment”), among 1847 Goedeker Inc., a Delaware corporation (“Parent”), Appliances Connection Inc., a Delaware corporation (the “Buyer”), 1 Stop Electronics Center, Inc., a New York corporation (“1 Stop”), Gold Coast Appliances Inc., a New York corporation (“Gold Coast”), Superior Deals Inc., a New York corporation (“Superior Deals”), Joe’s Appliances LLC, a New York limited liability company (“Joe’s Appliances”), and YF Logistics LLC, a New Jersey limited liability company (“YF Logistics” and together with 1 Stop, Gold Coast, Superior Deals and Joe’s Appliances, each a “Company” and collectively, the “Companies”), and the other party or parties identified as “Sellers” on the signature page hereto (each a “Seller” and, collectively, the “Sellers”). Each of the Buyer, the Companies, the Sellers and the Parent are sometimes referred to in this Amendment individually as a “Party” and, collectively, as the “Parties.”

RECITALS

D. The Parties have previously entered into that certain Securities Purchase Agreement, dated as of October 20, 2020 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement dated December 8, 2020, the “Securities Purchase Agreement”).

E. The Parties desire to amend the Securities Purchase Agreement as set forth herein.

F. Pursuant to Section 8.3 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended by the Parties only by an instrument in writing signed on behalf of the Buyer, the Parent, the Companies and the Sellers.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

3. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Securities Purchase Agreement, as applicable.

4. Amendments.

E.	Section 1.1(a) is hereby amended to add the following new definition:

“Specified Sales Tax Liability” means the aggregate amounts collectively accrued by the Companies for the potential liability related to the Companies’ obligations as remote sellers to collect sales taxes on sales made in certain states under certain circumstances as a result of the U.S. Supreme Court’s opinion in South Dakota v. Wayfair, Inc., which amount as of December 31, 2020 was $12,568,110.

F.	The definition of “Net Working Capital” now appearing in Section 1.1(a) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Net Working Capital” means (i) Accounts Receivable; plus (ii) Inventory; plus (iii) prepaid expenses and other current assets that have an economic benefit to the Companies post-Closing; less (iv) current accounts payable, accrued liabilities and outstanding checks and other current liabilities as of the Closing Date, which shall be prepared in accordance with Section 2.2(a) and as finally determined pursuant to Section 2.2(c); provided, however that the calculation of Net Working Capital shall not include cash or cash equivalents, or any items otherwise included in the definitions of Indebtedness, Specified Sales Tax Liability, or Transaction Expenses.

G.	The definition of “Outside Date” now appearing in Section 1.1(a) of the Securities Purchase Agreement is hereby amended to mean June 30, 2021.

H.	The definition of “Gold Coast Lease” now appearing in Section 1.1(a) of the Securities Purchase Agreement is hereby deleted.

I.	Section 7.1(j) of the Securities Purchase Agreement is hereby is hereby deleted in its entirety and replaced with the following:

“(j) The Buyer shall have received fully executed copies of each of (i) the 1 Stop Lease and (ii) the Joe’s Appliances Lease.”

J.	Exhibit F-2 to the Securities Purchase Agreement, the Gold Coast Lease, is hereby deleted.

7. Effect of Amendment. Except as amended as set forth above, the Securities Purchase Agreement shall continue in full force and effect and hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Securities Purchase Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Securities Purchase Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Securities Purchase Agreement, will mean and be a reference to the Securities Purchase Agreement as amended by this Amendment.

8. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9. Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed as of the date first above written.

BUYER:

APPLIANCES CONNECTION INC.

By:	/s/ Douglas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

PARENT:

1847 GOEDEKER INC.

By:	/s/ Douglas T. Moore
Name:	Douglas T. Moore
Title:	Chief Executive Officer

COMPANIES:

1 STOP ELECTRONICS CENTER, INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

GOLD COAST APPLIANCES INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

SUPERIOR DEALS INC.

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

JOE’S APPLIANCES LLC

By:	/s/ Albert Fouerti
Name:	Albert Fouerti
Title:	President

YF LOGISTICS LLC

By:	/s/ Youssef Fouerti
Name:	Youssef Fouerti
Title:	Sole Member

SELLERS:

/s/ Albert Fouerti
Albert Fouerti

/s/ Elie Fouerti
Elie Fouerti

/s/ Youssef Fouerti
Youssef Fouerti

THE 2020 ALBERT FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

THE 2020 ELIE FOUERTI TRUST

By:	/s/ David Rosenblatt
David Rosenblatt, Esq., Trustee

ANNEX B

1847 GOEDEKER INC.

2020 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

1.1. General Purpose. The name of this plan is the 1847 Goedeker Inc. 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable 1847 Goedeker Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2. Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3. Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

 With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. The foregoing notwithstanding, in no event shall a Change in Control be deemed to have occurred unless such change shall satisfy the definition of a change in control under Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the compensation committee of the Board, or if no such committee has been established, the full Board, or a committee of one or more members appointed to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates. The foregoing notwithstanding, in no event shall a Disability be deemed to have occurred unless such disability satisfies the requirements of Section 409A of the Code.

“Effective Date” shall mean July 30, 2020.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan. “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is not a current employee of the Company, is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the year, has not been an officer of the Company and does not receive remuneration from the Company, directly or indirectly, in any capacity other than as a director.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph, provided such accelerated vesting does not violate the rules of Code Section 409A. The Committee shall, within the first 90 days of a Performance Period (or, such longer or shorter time period as the Committee shall determine) define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or such longer or shorter time period as the Committee shall determine) or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 409A of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1. Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan and the provisions of Section 409A of the Code, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k) to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2. Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3. Delegation. The Committee may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Committee, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4. Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5. Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1. Subject to adjustment in accordance with Section 11, a total of 555,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3. Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.3 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5. Eligibility.

5.1. Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2. Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1. Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2. Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3. Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4. Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5. Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6. Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7. Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event, provided such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

6.8. Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9. Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10. Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11. Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1. Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”). All such grants shall comply with the provisions of Section 409A of the Code.

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event, provided such acceleration of vesting and exercisability complies with the provisions of Section 409A of the Code.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2. Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event, provided such acceleration is consistent with the provisions of Section 409A of the Code.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3. Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4. Performance Compensation Awards.

(a) General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award.

(b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or such shorter or longer time period as the Committee shall determine), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv) Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained.

(v) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1. Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest, provided any such acceleration or exercisability or vesting is in compliance with the provisions of Section 409A of the Code.

10.2. Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3. No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4. Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5. Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1. In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.2. In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

13.1. Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2. Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4. No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5. Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3. Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4. Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5. Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program. All of such programs and procedures shall be consistent with the rules of Section 409A of the Code.

14.6. Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7. Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8. Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.9. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10. Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12. Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13. Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14. Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15. Expenses. The costs of administering the Plan shall be paid by the Company.

14.16. Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17. Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18. Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on April 18, 2028. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof, provided any such suspension or termination is consistent with the provisions of Section 409A of the Code. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. Except to the extent governed by Federal law, the law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of the Company on April 21, 2020.

As approved by the stockholders of the Company on April 21, 2020.

AMENDMENT NO. 1

TO

1847 GOEDEKER INC.
2020 EQUITY INCENTIVE PLAN

The 1847 Goedeker Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

“4.1 Subject to adjustment in accordance with Section 11, a total of 1,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.”

Except as herein amended, the provisions of the Plan shall remain in full force and effect.

As adopted by the Board of Directors on April 9, 2021.

As approved by the stockholders effective as of __________, 2021.